FINANCIAL STATEMENTS

Separate Account I of National Integrity Life Insurance Company
Year Ended December 31, 2024
With Report of Independent Registered
Public Accounting Firm

Separate Account I
of
National Integrity Life Insurance Company

Financial Statements

Year Ended December 31, 2024

Report of Independent Registered Public Accounting Firm

The Board of Directors of National Integrity Life Insurance Company and
The Contract Owners of Separate Account I of National Integrity Life Insurance Company

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in Appendix A that comprise Separate Account I of National Integrity Life Insurance Company (the Separate Account), as of December 31, 2024, the related statements of operations and the statements of changes in net assets for each of the periods indicated in Appendix A, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in Appendix A, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1993.
Cincinnati, Ohio
April 15, 2025
1

Appendix A

Subaccounts comprising Separate Account I of National Integrity Life Insurance Company

Subaccounts	Statement of operations	Statements of changes in net assets
American Funds Insurance Series
Non-Affiliated Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds I.S. Managed Risk Asset Allocation Fund
Non-Affiliated Class 4
American Funds I.S. The Bond Fund of America
American Funds I.S. Capital Income Builder Fund
American Funds I.S. Global Growth Fund
American Funds I.S. Growth Fund
American Funds I.S. Growth-Income Fund
American Funds I.S. New World Fund

BlackRock Variable Series Funds
Non-Affiliated Class 3
BlackRock Capital Appreciation V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock High Yield V.I. Fund
BlackRock Total Return V.I. Fund

Columbia Funds Variable Portfolios
Non-Affiliated Class 1
Columbia VP – Select Mid Cap Value Fund
Non-Affiliated Class 2
Columbia VP – Small Cap Value Fund

DWS Investments VIT Funds
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund

Fidelity Variable Insurance Products
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio
Fidelity VIP Overseas Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Index 500 Portfolio

2

Appendix A (continued)

Subaccounts	Statement of operations	Statements of changes in net assets
Non-Affiliated Initial Class (continued):	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity VIP Investment Grade Bond Portfolio
Fidelity VIP Government Money Market
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio
Fidelity VIP Mid Cap Portfolio
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Balanced Portfolio
Fidelity VIP Bond Index Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Disciplined Small Cap Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Extended Market Index Portfolio
Fidelity VIP Freedom 2010 Portfolio
Fidelity VIP Freedom 2015 Portfolio
Fidelity VIP Freedom 2020 Portfolio
Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Freedom 2030 Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Index 500 Portfolio
Fidelity VIP International Index Portfolio
Fidelity VIP Investment Grade Bond Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Overseas Portfolio
Fidelity VIP Target Volatility Portfolio
Fidelity VIP Total Market Index Portfolio

Franklin Templeton VIP Trust
Non-Affiliated Class 1:
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Small Cap Value VIP Fund
Templeton Foreign VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund

3

Appendix A (continued)

Subaccounts	Statement of operations	Statements of changes in net assets
Rydex Variable Trust (Guggenheim Variable Insurance Funds)	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund
Guggenheim VT Multi-Hedge Strategies Fund

iShares Trust
ETF Shares:
iShares® Core S&P 500 ETF
iShares® Core S&P Mid-Cap ETF
iShares® Core S&P Small-Cap ETF
iShares® Core U.S. Aggregate Bond ETF
iShares® iBoxx $ High Yield Corporate Bond ETF
iShares® 5-10 Year Investment Grade Corporate Bond ETF
iShares® International Treasury Bond ETF
iShares® S&P 500 Growth ETF
iShares® S&P 500 Value ETF
iShares® TIPS Bond ETF

Invesco (AIM) Variable Insurance Funds
Non-Affiliated Class 2:
Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Comstock Fund
Invesco V.I. EQV International Equity Fund
Invesco V.I. Discovery Mid Cap Growth Fund

Lincoln Financial Group
Non-Affiliated Class 1:
LVIP JPMorgan Mid Cap Value Fund

Morgan Stanley Variable Insurance Funds, Inc.
Non-Affiliated Class 1:
Morgan Stanley VIF Emerging Markets Debt Portfolio
Non-Affiliated Class 2:
Morgan Stanley VIF Emerging Markets Debt Portfolio
Morgan Stanley VIF Emerging Markets Equity Portfolio

4

Appendix A (continued)

Subaccounts	Statement of operations	Statements of changes in net assets
Pimco Variable Insurance Trust	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Advisor Class:
PIMCO VIT All Asset Portfolio
PIMCO VIT International Bond Portfolio (US Dollar Hedged)
PIMCO VIT CommodityRealReturn® Strategy Portfolio
PIMCO VIT Long-Term U.S. Government Portfolio
PIMCO VIT Low Duration Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio

Northern Lights Variable Trust
Non-Affiliated Class 3:
TOPS® Managed Risk Moderate Growth ETF Portfolio

Touchstone Variable Series Trust
Affiliated Service Class:
Touchstone VST Balanced Fund
Touchstone VST Bond Fund
Touchstone VST Common Stock Fund

The Vanguard Index Funds
ETF Shares:
Vanguard® Developed Markets Index Fund, ETF Shares
Vanguard® Dividend Appreciation Index Fund, ETF Shares
Vanguard® Emerging Markets Stock Index Fund, ETF Shares
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares
Vanguard® Large-Cap Index Fund, ETF Shares
Vanguard® Mega Cap Index Fund, ETF Shares
Vanguard® Real Estate Index Fund, ETF Shares
Vanguard® Short-Term Bond Index Fund, ETF Shares
Vanguard® Total Bond Market Index Fund, ETF Shares
Rydex Variable Trust (Guggenheim Variable Insurance Funds)	For the period from January 1, 2024 through August 16, 2024	For the period January 1, 2024 through August 16, 2024 and for the year ended December 31, 2023
Investor Class:
Guggenheim VT Long Short Equity Fund
Morgan Stanley Variable Insurance Funds, Inc.	For the period from January 1, 2024 through December 6, 2024	For the period January 1, 2024 through December 6, 2024 and for the year ended December 31, 2023
Non-Affiliated Class 1:
Morgan Stanley VIF U.S. Real Estate Portfolio
Non-Affiliated Class 2:
Morgan Stanley VIF U.S. Real Estate Portfolio
5

Separate Account I
of
National Integrity Life Insurance Company
Statement of Assets and Liabilities
December 31, 2024

Subaccount	Investments at fair value	Receivable from (payable to) the general account of National Integrity	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Affiliated:
Touchstone VST Balanced Fund	$13,719,549	$(1)	$13,719,548	$11.33	to	$12.01	1,178,288
Touchstone VST Bond Fund	1,214,509	9	1,214,518	9.38	to	9.96	128,063
Touchstone VST Common Stock Fund	17,305,494	4	17,305,498	19.66	to	20.86	866,503
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	1,815,357	—	1,815,357	32.39	to	52.76	44,261
Fidelity VIP Overseas Portfolio	783,096	1	783,097	14.13	to	58.74	17,541
Fidelity VIP Equity-Income Portfolio	7,630,763	2	7,630,765	47.24	to	166.67	61,572
Fidelity VIP Growth Portfolio	6,837,544	—	6,837,544			404.26	16,914
Fidelity VIP High Income Portfolio	1,387,120	—	1,387,120			33.15	41,847
Fidelity VIP Asset Manager Portfolio	2,622,896	(1)	2,622,895			74.62	35,149
Fidelity VIP Contrafund® Portfolio	17,290,628	2	17,290,630	102.58	to	201.93	107,862
Fidelity VIP Index 500 Portfolio	4,707,099	(2)	4,707,097	42.51	to	152.03	50,874
Fidelity VIP Investment Grade Bond Portfolio	666,095	3	666,098	11.98	to	37.16	37,547
Fidelity VIP Government Money Market	6,900,135	—	6,900,135	9.31	to	11.08	673,738
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	416,288	—	416,288	58.60	to	60.54	7,104
Fidelity VIP Mid Cap Portfolio	3,509,891	2	3,509,893	109.68	to	116.34	31,567
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	691,557	(1)	691,556	18.46	to	27.43	33,813
Fidelity VIP Balanced Portfolio	9,663,282	(4)	9,663,278	28.93	to	44.36	299,513
Fidelity VIP Bond Index Portfolio	1,641,100	(1)	1,641,099	9.05	to	9.33	180,303
Fidelity VIP Contrafund® Portfolio	19,170,360	—	19,170,360	43.29	to	84.35	344,496
Fidelity VIP Disciplined Small Cap Portfolio	1,685,954	1	1,685,955	25.60	to	35.48	60,831
Fidelity VIP Equity-Income Portfolio	4,812,857	3	4,812,859	23.06	to	40.57	157,622
Fidelity VIP Extended Market Index Portfolio	87,996	—	87,996	14.70	to	15.15	5,988
Fidelity VIP Freedom 2010 Portfolio	258,486	3	258,489	16.12	to	19.51	15,334
Fidelity VIP Freedom 2015 Portfolio	237,147	—	237,147	17.19	to	20.81	13,397
Fidelity VIP Freedom 2020 Portfolio	307,190	1	307,191	17.95	to	21.73	16,323
Fidelity VIP Freedom 2025 Portfolio	2,255,687	—	2,255,687	19.55	to	23.68	113,442
Fidelity VIP Freedom 2030 Portfolio	390,096	2	390,098	20.32	to	25.04	18,466
Fidelity VIP Growth Portfolio	5,979,589	(2)	5,979,587	50.14	to	80.02	97,435
Fidelity VIP High Income Portfolio	4,242,640	3	4,242,643	15.79	to	28.66	197,851
Fidelity VIP Index 500 Portfolio	37,272,082	(1)	37,272,081	39.18	to	57.61	905,455
Fidelity VIP International Index Portfolio	466,113	—	466,113	10.49	to	12.24	39,061
Fidelity VIP Investment Grade Bond Portfolio	10,516,056	(2)	10,516,054	11.56	to	17.91	793,035
Fidelity VIP Mid Cap Portfolio	5,781,656	(1)	5,781,655	30.00	to	73.38	146,429
Fidelity VIP Overseas Portfolio	2,136,730	—	2,136,730	13.58	to	27.31	130,418
Fidelity VIP Target Volatility Portfolio	262,954	2	262,955	15.79	to	16.88	16,565
Fidelity VIP Total Market Index Portfolio	1,160,151	(2)	1,160,149	18.72	to	19.30	61,701
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	1,529,154	—	1,529,154	27.47	to	30.14	53,372
Franklin Growth and Income VIP Fund	1,607,547	1	1,607,548	46.08	to	47.61	34,885
Franklin Income VIP Fund	2,114,437	1	2,114,438	35.11	to	36.27	60,190
LVIP JPMorgan Mid Cap Value Fund	407,227	—	407,227	37.02	to	56.42	7,835
Morgan Stanley VIF Emerging Markets Debt Portfolio	78,429	2	78,431	17.55	to	34.63	2,436
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	1,935,536	(1)	1,935,535	15.67	to	16.75	122,589
Columbia VP – Small Cap Value Fund	1,467,196	—	1,467,196	32.33	to	46.51	34,190
Franklin Growth and Income VIP Fund	4,071,545	(1)	4,071,544	25.48	to	47.06	120,273
Franklin Income VIP Fund	6,664,488	—	6,664,488	18.09	to	35.92	298,572
Franklin Large Cap Growth VIP Fund	2,357,718	4	2,357,722	36.86	to	62.68	48,292
Franklin Mutual Shares VIP Fund	8,105,421	(1)	8,105,420	17.43	to	36.35	395,748
Franklin Small Cap Value VIP Fund	1,059,789	3	1,059,792	25.29	to	32.87	40,126
Invesco V.I. American Franchise Fund	376,013	(1)	376,012	48.81	to	79.44	6,573
Invesco V.I. American Value Fund	4,268,314	(2)	4,268,312	31.93	to	37.09	128,694
Invesco V.I. Comstock Fund	3,042,859	—	3,042,859	27.17	to	55.20	95,144
Invesco V.I. EQV International Equity Fund	1,570,110	—	1,570,110	13.95	to	15.16	109,876
Invesco V.I. Discovery Mid Cap Growth Fund	758,198	—	758,198	15.91	to	16.33	47,535
Templeton Foreign VIP Fund	3,057,009	7	3,057,016	10.41	to	24.42	245,911
Templeton Global Bond VIP Fund	240,299	2	240,301	6.75	to	7.25	35,082
Templeton Growth VIP Fund	903,463	(4)	903,459	12.68	to	27.77	49,656
Morgan Stanley VIF Emerging Markets Debt Portfolio	519,076	4	519,080	12.78	to	25.91	31,664
Morgan Stanley VIF Emerging Markets Equity Portfolio	1,387,087	(3)	1,387,084	9.08	to	40.44	90,034

(a) Name Change. See Note 1.	6
(b) New Underlying Fund. See Note 1

Separate Account I
of
National Integrity Life Insurance Company
Statement of Assets and Liabilities (continued)
December 31, 2024

Subaccount	Investments at fair value	Receivable from (payable to) the general account of National Integrity	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	$4,026,185	$(1)	$4,026,184	$44.56	to	$48.43	88,504
BlackRock Global Allocation V.I. Fund	452,042	(3)	452,039	15.59	to	16.94	28,521
BlackRock High Yield V.I. Fund	256,830	(1)	256,829	13.72	to	14.40	18,773
BlackRock Total Return V.I. Fund	455,627	1	455,628	9.48	to	9.95	48,249
TOPS® Managed Risk Moderate Growth ETF Portfolio	770,067	(3)	770,064	13.20	to	14.17	57,985
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	1,206,247	(1)	1,206,246	9.71	to	10.19	124,003
American Funds I.S. Capital Income Builder Fund	2,696,348	1	2,696,349	13.64	to	14.40	195,055
American Funds I.S. Global Growth Fund	2,076,310	(1)	2,076,309	24.21	to	25.89	83,426
American Funds I.S. Growth Fund	3,733,564	(3)	3,733,561	42.78	to	45.75	86,259
American Funds I.S. Growth-Income Fund	3,197,524	3	3,197,527	29.76	to	31.83	105,497
American Funds I.S. New World Fund	1,242,126	(2)	1,242,124	14.16	to	15.14	85,870
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	439,943	—	439,943	43.96	to	47.02	9,662
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	1,675,299	(4)	1,675,295	23.83	to	42.40	58,445
Advisor Class:
PIMCO VIT All Asset Portfolio	829,624	(3)	829,621	15.07	to	17.20	52,188
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	41,495	(1)	41,494	10.78	to	11.31	3,784
PIMCO VIT CommodityRealReturn® Strategy Portfolio	1,523,695	2	1,523,697	5.03	to	7.22	291,749
PIMCO VIT Long-Term U.S. Government Portfolio	72,065	1	72,066	8.06	to	8.65	8,663
PIMCO VIT Low Duration Portfolio	1,612,734	3	1,612,737	10.18	to	11.90	146,910
PIMCO VIT Real Return Portfolio	578,197	1	578,198	11.32	to	13.49	46,269
PIMCO VIT Total Return Portfolio	15,529,916	2	15,529,918	11.11	to	14.02	1,184,497
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	85,970	3	85,973	6.76	to	8.79	12,281
Guggenheim VT Multi-Hedge Strategies Fund	215,676	(1)	215,675	8.62	to	11.47	23,754
ETF Shares:
iShares® Core S&P 500 ETF	11,783,698	—	11,783,698	32.95	to	118.62	110,773
iShares® Core S&P Mid-Cap ETF	3,356,883	3	3,356,886	27.06	to	83.93	44,001
iShares® Core S&P Small-Cap ETF	1,812,803	(1)	1,812,802	24.07	to	80.81	24,628
iShares® Core U.S. Aggregate Bond ETF	345,299	—	345,299	20.90	to	25.86	16,012
iShares® iBoxx $ High Yield Corporate Bond ETF	36,580	(2)	36,578	24.38	to	37.15	1,117
iShares® 5-10 Year Investment Grade Corporate Bond ETF	710,216	1	710,217	21.79	to	29.41	28,389
iShares® International Treasury Bond ETF	1,482,889	—	1,482,889	14.77	to	16.88	97,458
iShares® S&P 500 Growth ETF	1,682,889	(1)	1,682,888	34.08	to	144.23	13,176
iShares® S&P 500 Value ETF	327,852	1	327,853	30.37	to	87.87	4,040
iShares® TIPS Bond ETF	14,781	(4)	14,777	21.41	to	27.40	619
Vanguard® Developed Markets Index Fund, ETF Shares	1,625,514	(1)	1,625,513	22.86	to	44.24	40,485
Vanguard® Dividend Appreciation Index Fund, ETF Shares	686,182	(3)	686,179	30.17	to	96.25	8,208
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	182,072	(1)	182,071	20.50	to	31.30	6,482
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	12,102	(2)	12,100	21.68	to	32.51	383
Vanguard® Large-Cap Index Fund, ETF Shares	418,521	(1)	418,520	32.42	to	117.27	3,949
Vanguard® Mega Cap Index Fund, ETF Shares	142,038	—	142,038	33.73	to	125.55	1,235
Vanguard® Real Estate Index Fund, ETF Shares	205,079	(2)	205,077	22.27	to	55.57	4,269
Vanguard® Short-Term Bond Index Fund, ETF Shares	7,912	—	7,912	21.17	to	24.10	373
Vanguard® Total Bond Market Index Fund, ETF Shares	11,465,653	2	11,465,655	20.90	to	25.97	516,863

(a) Name Change. See Note 1.	7
(b) New Underlying Fund. See Note 1

Separate Account I
of
National Integrity Life Insurance Company
Statement of Operations
For the Year Ended December 31, 2024

	Investment
	Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone VST Balanced Fund	$244,768	$207,826	$36,942	$(489,824)	$—	$2,078,015	$1,588,191	$1,625,133
Touchstone VST Bond Fund	61,779	18,349	43,430	(18,644)	—	(20,127)	(38,771)	4,659
Touchstone VST Common Stock Fund	74,019	262,903	(188,884)	1,514,898	1,193,259	801,110	3,509,267	3,320,383
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	33,753	27,192	6,561	133,693	62,725	68,799	265,217	271,778
Fidelity VIP Overseas Portfolio	15,110	13,288	1,822	103,251	41,408	(106,817)	37,842	39,664
Fidelity VIP Equity-Income Portfolio	135,654	111,519	24,135	345,300	446,249	259,998	1,051,547	1,075,682
Fidelity VIP Growth Portfolio	61	95,726	(95,665)	546,231	1,524,727	(255,086)	1,815,872	1,720,207
Fidelity VIP High Income Portfolio	85,868	19,647	66,221	(19,448)	—	57,077	37,629	103,850
Fidelity VIP Asset Manager Portfolio	63,871	37,229	26,642	29,761	17,008	113,949	160,718	187,360
Fidelity VIP Contrafund® Portfolio	30,864	231,757	(200,893)	1,097,545	1,950,516	1,729,342	4,777,403	4,576,510
Fidelity VIP Index 500 Portfolio	57,019	60,866	(3,847)	242,267	2,719	675,126	920,112	916,265
Fidelity VIP Investment Grade Bond Portfolio	26,519	11,201	15,318	(29,609)	—	19,201	(10,408)	4,910
Fidelity VIP Government Money Market	187,869	54,963	132,906	—	—	—	—	132,906
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	—	5,337	(5,337)	8,805	87,627	2,855	99,287	93,950
Fidelity VIP Mid Cap Portfolio	16,369	47,228	(30,859)	31,279	449,465	43,580	524,324	493,465
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	16,127	10,535	5,592	2,472	4,581	32,123	39,176	44,768
Fidelity VIP Balanced Portfolio	162,443	140,391	22,052	309,211	325,355	642,204	1,276,770	1,298,822
Fidelity VIP Bond Index Portfolio	43,912	23,587	20,325	(20,995)	—	(6,766)	(27,761)	(7,436)
Fidelity VIP Contrafund® Portfolio	6,698	282,410	(275,712)	1,938,818	2,269,198	1,390,428	5,598,444	5,322,732
Fidelity VIP Disciplined Small Cap Portfolio	14,865	27,414	(12,549)	147,909	9,742	136,125	293,776	281,227
Fidelity VIP Equity-Income Portfolio	78,761	69,688	9,073	135,751	295,260	181,852	612,863	621,936
Fidelity VIP Extended Market Index Portfolio	1,034	1,353	(319)	1,496	—	7,278	8,774	8,455
Fidelity VIP Freedom 2010 Portfolio	8,832	3,813	5,019	(1,560)	221	6,033	4,694	9,713
Fidelity VIP Freedom 2015 Portfolio	7,179	3,524	3,655	57	6,999	(203)	6,853	10,508
Fidelity VIP Freedom 2020 Portfolio	8,061	4,178	3,883	(419)	8,360	4,791	12,732	16,615
Fidelity VIP Freedom 2025 Portfolio	52,132	35,366	16,766	17,842	4,339	108,897	131,078	147,844
Fidelity VIP Freedom 2030 Portfolio	7,858	5,419	2,439	2,425	847	21,195	24,467	26,906
Fidelity VIP Growth Portfolio	(1)	83,042	(83,043)	362,412	1,299,622	(167,723)	1,494,311	1,411,268
Fidelity VIP High Income Portfolio	259,530	63,119	196,411	7,335	—	81,490	88,825	285,236
Fidelity VIP Index 500 Portfolio	378,633	517,373	(138,740)	2,948,158	21,929	4,515,284	7,485,371	7,346,631
Fidelity VIP International Index Portfolio	12,998	6,946	6,052	(5,557)	—	14,858	9,301	15,353

(a) Name Change. See Note 1.	8
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Statement of Operations (continued)
For the Year Ended December 31, 2024

	Investment
	Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Investment Grade Bond Portfolio	$363,469	$162,707	$200,762	$(267,159)	$—	$86,009	$(181,150)	$19,612
Fidelity VIP Mid Cap Portfolio	19,824	95,326	(75,502)	357,064	789,964	(51,134)	1,095,894	1,020,392
Fidelity VIP Overseas Portfolio	32,536	35,256	(2,720)	116,184	105,557	(133,245)	88,496	85,776
Fidelity VIP Target Volatility Portfolio	4,742	4,951	(209)	11,800	2,477	14,836	29,113	28,904
Fidelity VIP Total Market Index Portfolio	11,537	15,458	(3,921)	27,551	—	167,700	195,251	191,330
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	—	21,715	(21,715)	94,840	—	89,663	184,503	162,788
Franklin Growth and Income VIP Fund	39,653	23,465	16,188	(306,815)	30,481	534,976	258,642	274,830
Franklin Income VIP Fund	109,070	29,199	79,871	(19,816)	8,525	56,797	45,506	125,377
LVIP JPMorgan Mid Cap Value Fund	4,958	6,057	(1,099)	13,094	67,232	(26,507)	53,819	52,720
Morgan Stanley VIF Emerging Markets Debt Portfolio	7,917	1,042	6,875	(1,539)	—	1,785	246	7,121
Morgan Stanley VIF U.S. Real Estate Portfolio	10,704	5,355	5,349	(17,854)	—	63,473	45,619	50,968
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	37,239	30,056	7,183	5,046	26,740	198,506	230,292	237,475
Columbia VP – Small Cap Value Fund	8,101	21,295	(13,194)	(59,416)	66,614	105,081	112,279	99,085
Franklin Growth and Income VIP Fund	96,074	59,173	36,901	(389,979)	81,796	904,415	596,232	633,133
Franklin Income VIP Fund	385,272	106,023	279,249	(119,137)	31,564	226,106	138,533	417,782
Franklin Large Cap Growth VIP Fund	—	32,873	(32,873)	(35,342)	250,946	293,288	508,892	476,019
Franklin Mutual Shares VIP Fund	166,908	125,753	41,155	(264,577)	173,572	861,847	770,842	811,997
Franklin Small Cap Value VIP Fund	10,230	16,395	(6,165)	(21,777)	25,281	107,192	110,696	104,531
Invesco V.I. American Franchise Fund	—	5,506	(5,506)	(15,334)	—	125,695	110,361	104,855
Invesco V.I. American Value Fund	34,098	65,064	(30,966)	174,270	102,251	892,880	1,169,401	1,138,435
Invesco V.I. Comstock Fund	46,903	46,254	649	145,667	220,007	41,740	407,414	408,063
Invesco V.I. EQV International Equity Fund	24,911	24,688	223	(8,490)	8,629	(10,762)	(10,623)	(10,400)
Invesco V.I. Discovery Mid Cap Growth Fund	—	11,189	(11,189)	(11,717)	—	170,467	158,750	147,561
Templeton Foreign VIP Fund	80,672	48,448	32,224	41,586	—	(134,695)	(93,109)	(60,885)
Templeton Global Bond VIP Fund	—	3,952	(3,952)	(6,874)	—	(24,751)	(31,625)	(35,577)
Templeton Growth VIP Fund	8,837	14,019	(5,182)	(1,554)	3,022	38,909	40,377	35,195
Morgan Stanley VIF Emerging Markets Debt Portfolio	54,291	7,857	46,434	(36,265)	—	38,827	2,562	48,996
Morgan Stanley VIF Emerging Markets Equity Portfolio	20,247	22,858	(2,611)	(25,852)	—	132,282	106,430	103,819
Morgan Stanley VIF U.S. Real Estate Portfolio	43,562	24,234	19,328	(87,657)	—	299,122	211,465	230,793
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	1	57,595	(57,594)	131,646	1,501,785	(557,554)	1,075,877	1,018,283
BlackRock Global Allocation V.I. Fund	6,590	7,170	(580)	(5,421)	35,679	4,531	34,789	34,209
BlackRock High Yield V.I. Fund	16,696	3,879	12,817	(518)	—	2,760	2,242	15,059
BlackRock Total Return V.I. Fund	18,251	7,028	11,223	(3,153)	—	(9,747)	(12,900)	(1,677)
TOPS® Managed Risk Moderate Growth ETF Portfolio	21,151	13,251	7,900	(489,958)	—	535,046	45,088	52,988
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	48,448	18,629	29,819	(25,906)	—	(9,742)	(35,648)	(5,829)
American Funds I.S. Capital Income Builder Fund	85,836	39,563	46,273	56,070	—	122,116	178,186	224,459

(a) Name Change. See Note 1.	9
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Statement of Operations (continued)
For the Year Ended December 31, 2024

	Investment
	Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Class 4 (continued):
American Funds I.S. Global Growth Fund	$28,807	$28,540	$267	$57,918	$60,091	$109,900	$227,909	$228,176
American Funds I.S. Growth Fund	7,338	63,377	(56,039)	568,649	106,172	472,483	1,147,304	1,091,265
American Funds I.S. Growth-Income Fund	28,670	45,882	(17,212)	132,969	143,455	364,956	641,380	624,168
American Funds I.S. New World Fund	15,395	19,757	(4,362)	40,462	6,585	32,144	79,191	74,829
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	5,257	5,978	(721)	(7,545)	12,319	38,155	42,929	42,208
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	14,829	21,787	(6,958)	(38,496)	45,925	145,715	153,144	146,186
Advisor Class:
PIMCO VIT All Asset Portfolio	56,930	13,129	43,801	(27,597)	—	4,111	(23,486)	20,315
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	1,426	557	869	(117)	—	819	702	1,571
PIMCO VIT CommodityRealReturn® Strategy Portfolio	32,030	23,366	8,664	(25,320)	—	56,286	30,966	39,630
PIMCO VIT Long-Term U.S. Government Portfolio	4,267	1,993	2,274	(83,394)	—	65,608	(17,786)	(15,512)
PIMCO VIT Low Duration Portfolio	62,908	23,921	38,987	(10,202)	—	17,035	6,833	45,820
PIMCO VIT Real Return Portfolio	18,094	10,078	8,016	(35,281)	—	34,242	(1,039)	6,977
PIMCO VIT Total Return Portfolio	644,725	242,063	402,662	(518,443)	—	293,291	(225,152)	177,510
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	3,020	1,634	1,386	550	1,615	(4,674)	(2,509)	(1,123)
Guggenheim VT Multi-Hedge Strategies Fund	11,567	3,599	7,968	7,690	—	(26,223)	(18,533)	(10,565)
Guggenheim VT Long Short Equity Fund	55	472	(417)	13,081	—	(7,935)	5,146	4,729
ETF Shares:
iShares® Core S&P 500 ETF	167,912	317,137	(149,225)	2,137,937	—	461,100	2,599,037	2,449,812
iShares® Core S&P Mid-Cap ETF	47,589	92,048	(44,459)	459,920	—	(25,177)	434,743	390,284
iShares® Core S&P Small-Cap ETF	38,784	49,112	(10,328)	153,171	—	(28,077)	125,094	114,766
iShares® Core U.S. Aggregate Bond ETF	13,133	9,956	3,177	(8,559)	—	(1,713)	(10,272)	(7,095)
iShares® iBoxx $ High Yield Corporate Bond ETF	2,158	939	1,219	(283)	—	836	553	1,772
iShares® 5-10 Year Investment Grade Corporate Bond ETF	30,134	19,214	10,920	3,170	—	(10,101)	(6,931)	3,989
iShares® International Treasury Bond ETF	8,591	39,782	(31,191)	(39,415)	—	(68,514)	(107,929)	(139,120)
iShares® S&P 500 Growth ETF	8,079	43,817	(35,738)	420,169	—	110,761	530,930	495,192
iShares® S&P 500 Value ETF	7,036	8,748	(1,712)	28,147	—	5,109	33,256	31,544
iShares® TIPS Bond ETF	390	531	(141)	(4,491)	—	4,092	(399)	(540)
Vanguard® Developed Markets Index Fund, ETF Shares	54,312	44,653	9,659	99,000	—	(92,951)	6,049	15,708
Vanguard® Dividend Appreciation Index Fund, ETF Shares	12,493	18,547	(6,054)	80,259	—	16,993	97,252	91,198
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	5,723	4,981	742	(247)	—	13,187	12,940	13,682
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	571	249	322	161	—	(401)	(240)	82
Vanguard® Large-Cap Index Fund, ETF Shares	5,644	11,459	(5,815)	95,610	—	(2,488)	93,122	87,307
Vanguard® Mega Cap Index Fund, ETF Shares	1,743	3,481	(1,738)	19,055	—	12,917	31,972	30,234
Vanguard® Real Estate Index Fund, ETF Shares	8,217	5,735	2,482	11,541	—	(9,903)	1,638	4,120
Vanguard® Short-Term Bond Index Fund, ETF Shares	273	229	44	(806)	—	800	(6)	38
Vanguard® Total Bond Market Index Fund, ETF Shares	424,745	304,597	120,148	(260,350)	—	6,489	(253,861)	(133,713)

(a) Name Change. See Note 1.	10
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2024

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$36,942	$(489,824)	$2,078,015	$1,625,133	$61,716	$(2,487,751)	$(9,195)	$(22,489)	$(2,457,719)	$(832,586)	$14,552,134	$13,719,548	4,579	(226,154)	(221,575)
Touchstone VST Bond Fund	43,430	(18,644)	(20,127)	4,659	39,940	(156,269)	115,058	(11,066)	(12,337)	(7,678)	1,222,196	1,214,518	13,400	(14,768)	(1,368)
Touchstone VST Common Stock Fund	(188,884)	2,708,157	801,110	3,320,383	457,257	(4,101,259)	(683,187)	(24,859)	(4,352,048)	(1,031,665)	18,337,163	17,305,498	7,222	(239,010)	(231,788)
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	6,561	196,418	68,799	271,778	—	(290,883)	(66,603)	(230)	(357,716)	(85,938)	1,901,295	1,815,357	—	(9,187)	(9,187)
Fidelity VIP Overseas Portfolio	1,822	144,659	(106,817)	39,664	—	(171,875)	(27,737)	(193)	(199,805)	(160,141)	943,238	783,097	—	(4,894)	(4,894)
Fidelity VIP Equity-Income Portfolio	24,135	791,549	259,998	1,075,682	232,876	(1,440,585)	(25,132)	(1,168)	(1,234,009)	(158,327)	7,789,092	7,630,765	507	(13,742)	(13,235)
Fidelity VIP Growth Portfolio	(95,665)	2,070,958	(255,086)	1,720,207	—	(973,643)	(7,666)	(668)	(981,977)	738,230	6,099,314	6,837,544	—	(2,492)	(2,492)
Fidelity VIP High Income Portfolio	66,221	(19,448)	57,077	103,850	31,473	(187,203)	7,163	(206)	(148,773)	(44,923)	1,432,043	1,387,120	219	(4,811)	(4,592)
Fidelity VIP Asset Manager Portfolio	26,642	46,769	113,949	187,360	19,863	(226,910)	1,936	(581)	(205,692)	(18,332)	2,641,227	2,622,895	61	(2,793)	(2,732)
Fidelity VIP Contrafund® Portfolio	(200,893)	3,048,061	1,729,342	4,576,510	437,460	(1,890,778)	(512,540)	(1,987)	(1,967,845)	2,608,665	14,681,965	17,290,630	1,365	(15,609)	(14,244)
Fidelity VIP Index 500 Portfolio	(3,847)	244,986	675,126	916,265	—	(254,357)	(4)	(558)	(254,919)	661,346	4,045,751	4,707,097	—	(4,743)	(4,743)
Fidelity VIP Investment Grade Bond Portfolio	15,318	(29,609)	19,201	4,910	—	(177,013)	(2)	(255)	(177,270)	(172,360)	838,458	666,098	—	(7,752)	(7,752)
Fidelity VIP Government Money Market	132,906	—	—	132,906	5,313	(225,222)	3,585,272	(4,994)	3,360,369	3,493,275	3,406,860	6,900,135	419,020	(90,952)	328,068
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	(5,337)	96,432	2,855	93,950	—	(11,654)	1	(86)	(11,739)	82,211	334,077	416,288	—	(222)	(222)
Fidelity VIP Mid Cap Portfolio	(30,859)	480,744	43,580	493,465	—	(144,616)	(1)	(169)	(144,786)	348,679	3,161,214	3,509,893	2	(1,346)	(1,344)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	5,592	7,053	32,123	44,768	—	(59,910)	1,439	(2,304)	(60,775)	(16,007)	707,563	691,556	102	(3,221)	(3,119)
Fidelity VIP Balanced Portfolio	22,052	634,566	642,204	1,298,822	177,484	(1,380,100)	(56,416)	(9,298)	(1,268,330)	30,492	9,632,786	9,663,278	8,819	(50,905)	(42,086)
Fidelity VIP Bond Index Portfolio	20,325	(20,995)	(6,766)	(7,436)	31,984	(104,775)	174,426	(22,574)	79,061	71,625	1,569,474	1,641,099	22,630	(13,984)	8,646
Fidelity VIP Contrafund® Portfolio	(275,712)	4,208,016	1,390,428	5,322,732	206,638	(3,289,560)	(739,018)	(53,525)	(3,875,465)	1,447,267	17,723,093	19,170,360	9,630	(90,904)	(81,274)
Fidelity VIP Disciplined Small Cap Portfolio	(12,549)	157,651	136,125	281,227	7,848	(593,854)	(34,129)	(8,902)	(629,037)	(347,810)	2,033,765	1,685,955	2,982	(26,797)	(23,815)
Fidelity VIP Equity-Income Portfolio	9,073	431,011	181,852	621,936	93,142	(429,877)	7,587	(4,730)	(333,878)	288,058	4,524,801	4,812,859	9,768	(19,434)	(9,666)
Fidelity VIP Extended Market Index Portfolio	(319)	1,496	7,278	8,455	—	(4,245)	—	—	(4,245)	4,210	83,786	87,996	1	(300)	(299)
Fidelity VIP Freedom 2010 Portfolio	5,019	(1,339)	6,033	9,713	—	(19,428)	159	(665)	(19,934)	(10,221)	268,710	258,489	6	(1,215)	(1,209)
Fidelity VIP Freedom 2015 Portfolio	3,655	7,056	(203)	10,508	—	(78)	3	(125)	(200)	10,308	226,839	237,147	2	(12)	(10)
Fidelity VIP Freedom 2020 Portfolio	3,883	7,941	4,791	16,615	75	(5,990)	12,378	(646)	5,817	22,432	284,759	307,191	643	(366)	277
Fidelity VIP Freedom 2025 Portfolio	16,766	22,181	108,897	147,844	—	(99,599)	(20)	(36,838)	(136,457)	11,387	2,244,300	2,255,687	—	(6,943)	(6,943)
Fidelity VIP Freedom 2030 Portfolio	2,439	3,272	21,195	26,906	—	(3,200)	7,255	(39)	4,016	30,922	359,176	390,098	341	(161)	180
Fidelity VIP Growth Portfolio	(83,043)	1,662,034	(167,723)	1,411,268	83,003	(674,757)	(13,142)	(15,684)	(620,580)	790,688	5,188,899	5,979,587	4,266	(14,570)	(10,304)
Fidelity VIP High Income Portfolio	196,411	7,335	81,490	285,236	120	(269,566)	13,961	(2,487)	(257,972)	27,264	4,215,379	4,242,643	977	(14,195)	(13,218)
Fidelity VIP Index 500 Portfolio	(138,740)	2,970,087	4,515,284	7,346,631	869,279	(4,966,608)	452,393	(123,442)	(3,768,378)	3,578,253	33,693,828	37,272,081	33,432	(134,732)	(101,300)
Fidelity VIP International Index Portfolio	6,052	(5,557)	14,858	15,353	9,801	(38,118)	25,404	(5,462)	(8,375)	6,978	459,135	466,113	4,997	(5,676)	(679)
Fidelity VIP Investment Grade Bond Portfolio	200,762	(267,159)	86,009	19,612	65,722	(1,687,255)	891,697	(151,061)	(880,897)	(861,285)	11,377,339	10,516,054	72,426	(138,724)	(66,298)
Fidelity VIP Mid Cap Portfolio	(75,502)	1,147,028	(51,134)	1,020,392	19,131	(946,528)	(767,580)	(12,844)	(1,707,821)	(687,429)	6,469,084	5,781,655	3,938	(40,703)	(36,765)
Fidelity VIP Overseas Portfolio	(2,720)	221,741	(133,245)	85,776	24,484	(364,380)	172	(4,081)	(343,805)	(258,029)	2,394,759	2,136,730	1,431	(21,774)	(20,343)
Fidelity VIP Target Volatility Portfolio	(209)	14,277	14,836	28,904	—	(154,936)	(900)	(6,061)	(161,897)	(132,993)	395,948	262,955	218	(10,472)	(10,254)
Fidelity VIP Total Market Index Portfolio	(3,921)	27,551	167,700	191,330	14,987	(41,667)	284,899	(9,347)	248,872	440,202	719,947	1,160,149	21,999	(6,760)	15,239
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	(21,715)	94,840	89,663	162,788	60,033	(188,714)	(66,844)	(431)	(195,956)	(33,168)	1,562,322	1,529,154	435	(7,567)	(7,132)
Franklin Growth and Income VIP Fund	16,188	(276,334)	534,976	274,830	—	(296,625)	(545)	(254)	(297,424)	(22,594)	1,630,142	1,607,548	—	(6,464)	(6,464)
Franklin Income VIP Fund	79,871	(11,291)	56,797	125,377	28,116	(190,050)	1,737	(421)	(160,618)	(35,241)	2,149,679	2,114,438	102	(4,757)	(4,655)
LVIP JPMorgan Mid Cap Value Fund	(1,099)	80,326	(26,507)	52,720	—	(51,466)	(2)	(101)	(51,569)	1,151	406,076	407,227	1	(1,007)	(1,006)
Morgan Stanley VIF Emerging Markets Debt Portfolio	6,875	(1,539)	1,785	7,121	—	(1,286)	(594)	(15)	(1,895)	5,226	73,205	78,431	—	(60)	(60)
Morgan Stanley VIF U.S. Real Estate Portfolio	5,349	(17,854)	63,473	50,968	775	(55,151)	(425,044)	(80)	(479,500)	(428,532)	428,532	—	28	(11,234)	(11,206)
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	7,183	31,786	198,506	237,475	—	(208,321)	(7,800)	(12,782)	(228,903)	8,572	1,926,963	1,935,535	96	(15,075)	(14,979)
Columbia VP – Small Cap Value Fund	(13,194)	7,198	105,081	99,085	2,053	(131,207)	(53,198)	(5,285)	(187,637)	(88,552)	1,555,748	1,467,196	766	(5,431)	(4,665)
Franklin Growth and Income VIP Fund	36,901	(308,183)	904,415	633,133	14,643	(597,709)	1,027	(2,094)	(584,133)	49,000	4,022,544	4,071,544	1,216	(18,117)	(16,901)

(a) Name Change. See Note 1.	11
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2024

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Class 2 (continued):
Franklin Income VIP Fund	$279,249	$(87,573)	$226,106	$417,782	$212,502	$(1,577,464)	$94,067	$(2,725)	$(1,273,620)	$(855,838)	$7,520,326	$6,664,488	13,646	(79,720)	(66,074)
Franklin Large Cap Growth VIP Fund	(32,873)	215,604	293,288	476,019	176	(96,938)	58,285	(6,565)	(45,042)	430,977	1,926,745	2,357,722	3,354	(4,144)	(790)
Franklin Mutual Shares VIP Fund	41,155	(91,005)	861,847	811,997	95,281	(1,098,527)	(197,223)	(71,634)	(1,272,103)	(460,106)	8,565,526	8,105,420	14,249	(81,936)	(67,687)
Franklin Small Cap Value VIP Fund	(6,165)	3,504	107,192	104,531	78,730	(238,694)	(6,863)	(1,573)	(168,400)	(63,869)	1,123,661	1,059,792	1,153	(7,634)	(6,481)
Invesco V.I. American Franchise Fund	(5,506)	(15,334)	125,695	104,855	—	(60,434)	(15,671)	(1,587)	(77,692)	27,163	348,849	376,012	14	(1,646)	(1,632)
Invesco V.I. American Value Fund	(30,966)	276,521	892,880	1,138,435	12,854	(679,916)	(554,952)	(46,355)	(1,268,369)	(129,934)	4,398,246	4,268,312	2,951	(44,131)	(41,180)
Invesco V.I. Comstock Fund	649	365,674	41,740	408,063	19,291	(479,482)	(106,614)	(30,627)	(597,432)	(189,369)	3,232,228	3,042,859	2,395	(23,368)	(20,973)
Invesco V.I. EQV International Equity Fund	223	139	(10,762)	(10,400)	24,770	(294,493)	82,938	(18,203)	(204,988)	(215,388)	1,785,498	1,570,110	8,254	(22,020)	(13,766)
Invesco V.I. Discovery Mid Cap Growth Fund	(11,189)	(11,717)	170,467	147,561	3,800	(34,773)	(37,140)	(5,101)	(73,214)	74,347	683,851	758,198	1,274	(6,059)	(4,785)
Templeton Foreign VIP Fund	32,224	41,586	(134,695)	(60,885)	14,028	(395,117)	45,221	(31,928)	(367,796)	(428,681)	3,485,697	3,057,016	21,346	(49,554)	(28,208)
Templeton Global Bond VIP Fund	(3,952)	(6,874)	(24,751)	(35,577)	700	(17,493)	11,174	(48)	(5,667)	(41,244)	281,545	240,301	1,580	(2,356)	(776)
Templeton Growth VIP Fund	(5,182)	1,468	38,909	35,195	47,018	(106,185)	28,091	(1,125)	(32,201)	2,994	900,465	903,459	3,741	(5,124)	(1,383)
Morgan Stanley VIF Emerging Markets Debt Portfolio	46,434	(36,265)	38,827	48,996	21,883	(90,354)	446	(1,776)	(69,801)	(20,805)	539,885	519,080	333	(5,272)	(4,939)
Morgan Stanley VIF Emerging Markets Equity Portfolio	(2,611)	(25,852)	132,282	103,819	28,811	(208,519)	(126,574)	(4,893)	(311,175)	(207,356)	1,594,440	1,387,084	3,125	(26,848)	(23,723)
Morgan Stanley VIF U.S. Real Estate Portfolio	19,328	(87,657)	299,122	230,793	8,250	(242,138)	(1,780,894)	(9,279)	(2,024,061)	(1,793,268)	1,793,268	—	6,238	(140,145)	(133,907)
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	(57,594)	1,633,431	(557,554)	1,018,283	84,754	(563,641)	(132,354)	(25,017)	(636,258)	382,025	3,644,159	4,026,184	5,224	(20,884)	(15,660)
BlackRock Global Allocation V.I. Fund	(580)	30,258	4,531	34,209	280	(102,174)	3,307	(3,309)	(101,896)	(67,687)	519,726	452,039	324	(6,960)	(6,636)
BlackRock High Yield V.I. Fund	12,817	(518)	2,760	15,059	—	(3,523)	3,089	(279)	(713)	14,346	242,483	256,829	256	(301)	(45)
BlackRock Total Return V.I. Fund	11,223	(3,153)	(9,747)	(1,677)	—	(10,207)	46,279	(6,868)	29,204	27,527	428,101	455,628	4,776	(1,641)	3,135
TOPS® Managed Risk Moderate Growth ETF Portfolio	7,900	(489,958)	535,046	52,988	—	(282,200)	11,956	(9,381)	(279,625)	(226,637)	996,701	770,064	846	(22,176)	(21,330)
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	29,819	(25,906)	(9,742)	(5,829)	51,998	(148,806)	124,672	(15,790)	12,074	6,245	1,200,001	1,206,246	12,836	(11,335)	1,501
American Funds I.S. Capital Income Builder Fund	46,273	56,070	122,116	224,459	7,949	(117,121)	(139,563)	(11,911)	(260,646)	(36,187)	2,732,536	2,696,349	1,692	(20,804)	(19,112)
American Funds I.S. Global Growth Fund	267	118,009	109,900	228,176	9,143	(226,601)	44,029	(8,829)	(182,258)	45,918	2,030,391	2,076,309	3,058	(10,828)	(7,770)
American Funds I.S. Growth Fund	(56,039)	674,821	472,483	1,091,265	255,210	(1,866,242)	69,619	(13,716)	(1,555,129)	(463,864)	4,197,425	3,733,561	9,021	(48,229)	(39,208)
American Funds I.S. Growth-Income Fund	(17,212)	276,424	364,956	624,168	1,300	(490,329)	(23,680)	(11,577)	(524,286)	99,882	3,097,645	3,197,527	1,051	(20,300)	(19,249)
American Funds I.S. New World Fund	(4,362)	47,047	32,144	74,829	12,346	(273,431)	33,191	(8,935)	(236,829)	(162,000)	1,404,124	1,242,124	3,166	(18,821)	(15,655)
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	(721)	4,774	38,155	42,208	2,575	(37,815)	420	(59)	(34,879)	7,329	432,614	439,943	74	(830)	(756)
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	(6,958)	7,429	145,715	146,186	13,677	(240,589)	14,409	(1,855)	(214,358)	(68,172)	1,743,467	1,675,295	1,445	(10,388)	(8,943)
Advisor Class:
PIMCO VIT All Asset Portfolio	43,801	(27,597)	4,111	20,315	16,500	(125,678)	12,893	(871)	(97,156)	(76,841)	906,462	829,621	1,874	(7,766)	(5,892)
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	869	(117)	819	1,571	—	(450)	—	—	(450)	1,121	40,373	41,494	—	(41)	(41)
PIMCO VIT CommodityRealReturn® Strategy Portfolio	8,664	(25,320)	56,286	39,630	239,750	(374,682)	101,703	(7,282)	(40,511)	(881)	1,524,578	1,523,697	22,774	(29,938)	(7,164)
PIMCO VIT Long-Term U.S. Government Portfolio	2,274	(83,394)	65,608	(15,512)	1,500	(197,432)	87,638	(11)	(108,305)	(123,817)	195,883	72,066	9,703	(22,540)	(12,837)
PIMCO VIT Low Duration Portfolio	38,987	(10,202)	17,035	45,820	3,975	(125,416)	69,417	(9,686)	(61,710)	(15,890)	1,628,627	1,612,737	6,760	(12,464)	(5,704)
PIMCO VIT Real Return Portfolio	8,016	(35,281)	34,242	6,977	1,620	(202,425)	(59,083)	(659)	(260,547)	(253,570)	831,768	578,198	1,220	(21,927)	(20,707)
PIMCO VIT Total Return Portfolio	402,662	(518,443)	293,291	177,510	70,704	(2,470,730)	1,342,342	(188,766)	(1,246,450)	(1,068,940)	16,598,858	15,529,918	108,900	(204,897)	(95,997)
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	1,386	2,165	(4,674)	(1,123)	44	(35,298)	8,783	(880)	(27,351)	(28,474)	114,447	85,973	1,273	(5,215)	(3,942)
Guggenheim VT Multi-Hedge Strategies Fund	7,968	7,690	(26,223)	(10,565)	—	(56,007)	16,767	(996)	(40,236)	(50,801)	266,476	215,675	1,987	(6,163)	(4,176)
Guggenheim VT Long Short Equity Fund	(417)	13,081	(7,935)	4,729	—	(22,082)	(36,937)	(34)	(59,053)	(54,324)	54,324	—	—	(4,563)	(4,563)
ETF Shares:
iShares® Core S&P 500 ETF	(149,225)	2,137,937	461,100	2,449,812	113,683	(1,951,338)	(1,241,328)	—	(3,078,983)	(629,171)	12,412,869	11,783,698	1,909	(33,017)	(31,108)
iShares® Core S&P Mid-Cap ETF	(44,459)	459,920	(25,177)	390,284	30,123	(610,153)	(201,735)	—	(781,765)	(391,481)	3,748,367	3,356,886	1,822	(12,318)	(10,496)
iShares® Core S&P Small-Cap ETF	(10,328)	153,171	(28,077)	114,766	15,524	(296,808)	(72,961)	—	(354,245)	(239,479)	2,052,281	1,812,802	1,229	(6,126)	(4,897)
iShares® Core U.S. Aggregate Bond ETF	3,177	(8,559)	(1,713)	(7,095)	1,200	(87,268)	36,961	—	(49,107)	(56,202)	401,501	345,299	1,768	(4,100)	(2,332)
iShares® iBoxx $ High Yield Corporate Bond ETF	1,219	(283)	836	1,772	—	(2,607)	1,731	—	(876)	896	35,682	36,578	57	(84)	(27)
iShares® 5-10 Year Investment Grade Corporate Bond ETF	10,920	3,170	(10,101)	3,989	900	(25,687)	60,140	—	35,353	39,342	670,875	710,217	2,497	(1,093)	1,404
iShares® International Treasury Bond ETF	(31,191)	(39,415)	(68,514)	(139,120)	14,484	(255,658)	239,611	—	(1,563)	(140,683)	1,623,572	1,482,889	15,439	(15,199)	240
iShares® S&P 500 Growth ETF	(35,738)	420,169	110,761	495,192	3,150	(343,531)	(236,166)	—	(576,547)	(81,355)	1,764,243	1,682,888	190	(5,340)	(5,150)
iShares® S&P 500 Value ETF	(1,712)	28,147	5,109	31,544	—	(42,127)	(14,485)	—	(56,612)	(25,068)	352,921	327,853	30	(750)	(720)

(a) Name Change. See Note 1.	12
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2024

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
ETF Shares (continued):
iShares® TIPS Bond ETF	$(141)	$(4,491)	$4,092	$(540)	$—	$(32,113)	$1,231	$—	$(30,882)	$(31,422)	$46,199	$14,777	58	(1,506)	(1,448)
Vanguard® Developed Markets Index Fund, ETF Shares	9,659	99,000	(92,951)	15,708	14,552	(297,838)	77,816	—	(205,470)	(189,762)	1,815,275	1,625,513	2,891	(7,785)	(4,894)
Vanguard® Dividend Appreciation Index Fund, ETF Shares	(6,054)	80,259	16,993	91,198	2,100	(95,390)	(26,940)	—	(120,230)	(29,032)	715,211	686,179	33	(1,599)	(1,566)
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	742	(247)	13,187	13,682	—	(18,399)	(16)	—	(18,415)	(4,733)	186,804	182,071	296	(960)	(664)
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	322	161	(401)	82	—	(3,581)	53	—	(3,528)	(3,446)	15,546	12,100	3	(129)	(126)
Vanguard® Large-Cap Index Fund, ETF Shares	(5,815)	95,610	(2,488)	87,307	—	(129,112)	(36,019)	—	(165,131)	(77,824)	496,344	418,520	15	(1,798)	(1,783)
Vanguard® Mega Cap Index Fund, ETF Shares	(1,738)	19,055	12,917	30,234	—	(14,402)	(9,894)	—	(24,296)	5,938	136,100	142,038	3	(239)	(236)
Vanguard® Real Estate Index Fund, ETF Shares	2,482	11,541	(9,903)	4,120	—	(42,828)	(2,699)	—	(45,527)	(41,407)	246,484	205,077	397	(1,382)	(985)
Vanguard® Short-Term Bond Index Fund, ETF Shares	44	(806)	800	38	—	(1,776)	917	—	(859)	(821)	8,733	7,912	44	(87)	(43)
Vanguard® Total Bond Market Index Fund, ETF Shares	120,148	(260,350)	6,489	(133,713)	101,496	(2,012,193)	1,423,640	—	(487,057)	(620,770)	12,086,425	11,465,655	62,600	(84,135)	(21,535)

(a) Name Change. See Note 1.	13
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2023

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$(22,424)	$(596,500)	$2,823,196	$2,204,272	$342,830	$(1,611,435)	$(51,961)	$(19,691)	$(1,340,257)	$864,015	$13,688,119	$14,552,134	9,914	(149,219)	(139,305)
Touchstone VST Bond Fund	39,268	(73,766)	89,767	55,269	1,750	(526,649)	61,400	(11,514)	(475,013)	(419,744)	1,641,940	1,222,196	6,686	(58,250)	(51,564)
Touchstone VST Common Stock Fund	(135,018)	1,592,368	2,349,158	3,806,508	36,646	(1,418,401)	(234,549)	(22,269)	(1,638,573)	2,167,935	16,169,228	18,337,163	26,238	(134,454)	(108,216)
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	6,207	113,077	213,043	332,327	—	(180,075)	(1)	(299)	(180,375)	151,952	1,749,343	1,901,295	—	(4,698)	(4,698)
Fidelity VIP Overseas Portfolio	(3,686)	76,155	89,706	162,175	—	(140,442)	100	(226)	(140,568)	21,607	921,631	943,238	2	(3,360)	(3,358)
Fidelity VIP Equity-Income Portfolio	40,147	337,696	290,695	668,538	292,631	(1,016,491)	2,876	(1,343)	(722,327)	(53,789)	7,842,881	7,789,092	322	(6,454)	(6,132)
Fidelity VIP Growth Portfolio	(66,697)	513,279	1,164,414	1,610,996	—	(347,385)	—	(769)	(348,154)	1,262,842	4,836,472	6,099,314	—	(1,276)	(1,276)
Fidelity VIP High Income Portfolio	60,046	(79,325)	134,053	114,774	560	(114,004)	3,305	(231)	(110,370)	4,404	1,427,639	1,432,043	10,005	(14,024)	(4,019)
Fidelity VIP Asset Manager Portfolio	25,099	38,536	211,489	275,124	3,728	(99,926)	1,498	(611)	(95,311)	179,813	2,461,414	2,641,227	58	(1,512)	(1,454)
Fidelity VIP Contrafund® Portfolio	(115,133)	753,395	3,024,991	3,663,253	351,505	(1,439,583)	(34,101)	(2,218)	(1,124,397)	2,538,856	12,143,109	14,681,965	794	(11,335)	(10,541)
Fidelity VIP Index 500 Portfolio	3,685	359,398	475,538	838,621	—	(393,290)	(4)	(711)	(394,005)	444,616	3,601,135	4,045,751	1	(4,662)	(4,661)
Fidelity VIP Investment Grade Bond Portfolio	9,003	(33,354)	63,720	39,369	—	(166,922)	5	(323)	(167,240)	(127,871)	966,329	838,458	—	(11,777)	(11,777)
Fidelity VIP Government Money Market	172,113	—	—	172,113	33,485	(833,866)	822,624	(3,320)	18,923	191,036	3,215,824	3,406,860	1,035,772	(1,027,095)	8,677
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	(3,974)	28,519	64,501	89,046	—	(38,777)	115	(117)	(38,779)	50,267	283,810	334,077	—	(1,030)	(1,030)
Fidelity VIP Mid Cap Portfolio	(24,666)	86,418	318,259	380,011	—	(101,782)	(11)	(196)	(101,989)	278,022	2,883,192	3,161,214	—	(1,146)	(1,146)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	4,036	6,415	66,032	76,483	10,951	(122,881)	(5,252)	(2,399)	(119,581)	(43,098)	750,661	707,563	530	(6,942)	(6,412)
Fidelity VIP Balanced Portfolio	4,940	731,653	1,099,463	1,836,056	78,495	(2,550,726)	12,933	(8,491)	(2,467,789)	(631,733)	10,264,519	9,632,786	3,442	(98,837)	(95,395)
Fidelity VIP Bond Index Portfolio	12,302	(29,770)	73,896	56,428	540	(80,575)	50,467	(18,097)	(47,665)	8,763	1,560,711	1,569,474	10,266	(15,497)	(5,231)
Fidelity VIP Contrafund® Portfolio	(195,049)	1,214,915	3,487,129	4,506,995	151,709	(1,815,518)	(499,125)	(47,117)	(2,210,051)	2,296,944	15,426,149	17,723,093	7,800	(69,086)	(61,286)
Fidelity VIP Disciplined Small Cap Portfolio	(10,073)	(17,531)	363,578	335,974	25,754	(233,103)	3,590	(7,037)	(210,796)	125,178	1,908,587	2,033,765	2,322	(12,064)	(9,742)
Fidelity VIP Equity-Income Portfolio	14,368	189,135	169,834	373,337	45,921	(490,057)	59,636	(4,045)	(388,545)	(15,208)	4,540,009	4,524,801	6,435	(20,543)	(14,108)
Fidelity VIP Extended Market Index Portfolio	106	742	9,600	10,448	—	(3,999)	25,060	—	21,061	31,509	52,277	83,786	2,096	(332)	1,764
Fidelity VIP Freedom 2010 Portfolio	6,359	17,044	(1,413)	21,990	—	(85,436)	65	(710)	(86,081)	(64,091)	332,801	268,710	5	(5,632)	(5,627)
Fidelity VIP Freedom 2015 Portfolio	4,196	4,079	10,483	18,758	—	(75)	—	(104)	(179)	18,579	208,260	226,839	1	(12)	(11)
Fidelity VIP Freedom 2020 Portfolio	5,695	(13,227)	41,666	34,134	75	(228,894)	239	(2,830)	(231,410)	(197,276)	482,035	284,759	20	(14,468)	(14,448)
Fidelity VIP Freedom 2025 Portfolio	23,043	37,839	192,770	253,652	—	(341,930)	(240)	(30,685)	(372,855)	(119,203)	2,363,503	2,244,300	1	(21,236)	(21,235)
Fidelity VIP Freedom 2030 Portfolio	2,859	1,276	36,839	40,974	—	(1,844)	(1)	(41)	(1,886)	39,088	320,088	359,176	—	(106)	(106)
Fidelity VIP Growth Portfolio	(67,508)	378,266	1,090,699	1,401,457	63,622	(493,675)	(79,096)	(13,376)	(522,525)	878,932	4,309,967	5,188,899	3,112	(15,160)	(12,048)
Fidelity VIP High Income Portfolio	206,135	(259,850)	247,844	194,129	50,339	(825,328)	(586,122)	(2,144)	(1,363,255)	(1,169,126)	5,384,505	4,215,379	435,815	(517,325)	(81,510)
Fidelity VIP Index 500 Portfolio	(59,403)	2,356,810	4,591,602	6,889,009	553,809	(2,985,595)	(819,333)	(103,276)	(3,354,395)	3,534,614	30,159,214	33,693,828	24,545	(137,320)	(112,775)
Fidelity VIP International Index Portfolio	5,341	(6,625)	57,758	56,474	150	(9,256)	16,503	(4,182)	3,215	59,689	399,446	459,135	4,053	(3,802)	251
Fidelity VIP Investment Grade Bond Portfolio	111,726	(274,684)	656,731	493,773	100,279	(1,409,633)	620,040	(130,972)	(820,286)	(326,513)	11,703,852	11,377,339	47,854	(112,134)	(64,280)
Fidelity VIP Mid Cap Portfolio	(65,578)	196,264	659,072	789,758	104,081	(878,491)	(89,416)	(11,431)	(875,257)	(85,499)	6,554,583	6,469,084	4,687	(31,780)	(27,093)
Fidelity VIP Overseas Portfolio	(15,545)	65,464	343,881	393,800	3,670	(174,303)	(38,680)	(3,688)	(213,001)	180,799	2,213,960	2,394,759	2,934	(16,212)	(13,278)
Fidelity VIP Target Volatility Portfolio	2,194	(32)	41,396	43,558	5,022	(4,633)	(4,074)	(5,655)	(9,340)	34,218	361,730	395,948	517	(1,195)	(678)
Fidelity VIP Total Market Index Portfolio	(4,035)	5,171	144,767	145,903	240	(18,952)	(41,550)	(7,054)	(67,316)	78,587	641,360	719,947	751	(5,581)	(4,830)
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	(20,194)	34,674	113,537	128,017	5,830	(68,187)	4,164	(565)	(58,758)	69,259	1,493,063	1,562,322	468	(2,900)	(2,432)
Franklin Growth and Income VIP Fund	14,942	(111,281)	214,136	117,797	—	(135,462)	(33)	(356)	(135,851)	(18,054)	1,648,196	1,630,142	—	(3,680)	(3,680)
Franklin Income VIP Fund	86,198	97,044	(26,323)	156,919	2,600	(337,901)	719	(504)	(335,086)	(178,167)	2,327,846	2,149,679	86	(10,674)	(10,588)
LVIP JPMorgan Mid Cap Value Fund	6,930	34,658	(6,232)	35,356	—	(36,259)	20	(142)	(36,381)	(1,025)	407,101	406,076	—	(935)	(935)
Morgan Stanley VIF Emerging Markets Debt Portfolio	5,053	(2,764)	4,652	6,941	—	(2,905)	(268)	(17)	(3,190)	3,751	69,454	73,205	1	(116)	(115)
Morgan Stanley VIF U.S. Real Estate Portfolio	3,361	(2,905)	49,155	49,611	300	(20,167)	987	(102)	(18,982)	30,629	397,903	428,532	38	(571)	(533)
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	5,712	214,701	(65,065)	155,348	100,000	(215,020)	1,166	(11,939)	(125,793)	29,555	1,897,408	1,926,963	8,114	(17,624)	(9,510)
Columbia VP – Small Cap Value Fund	(14,165)	45,419	235,360	266,614	557	(83,596)	1,083	(4,510)	(86,466)	180,148	1,375,600	1,555,748	972	(3,312)	(2,340)
Franklin Growth and Income VIP Fund	32,870	(296,604)	546,996	283,262	130,467	(432,980)	(18,897)	(2,270)	(323,680)	(40,418)	4,062,962	4,022,544	6,787	(17,927)	(11,140)

(a) Name Change. See Note 1.	14
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2023

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Class 2 (continued):
Franklin Income VIP Fund	$311,505	$220,164	$(8,544)	$523,125	$134,575	$(1,818,793)	$(167,825)	$(2,793)	$(1,854,836)	$(1,331,711)	$8,852,037	$7,520,326	10,824	(109,640)	(98,816)
Franklin Large Cap Growth VIP Fund	(25,618)	(44,650)	648,172	577,904	5,214	(193,772)	(56,383)	(5,667)	(250,608)	327,296	1,599,449	1,926,745	305	(9,380)	(9,075)
Franklin Mutual Shares VIP Fund	33,104	374,857	531,532	939,493	101,238	(804,284)	8,520	(60,711)	(755,237)	184,256	8,381,270	8,565,526	18,799	(63,271)	(44,472)
Franklin Small Cap Value VIP Fund	(9,814)	39,875	86,727	116,788	42,522	(22,547)	(12,760)	(1,238)	5,977	122,765	1,000,896	1,123,661	3,426	(2,825)	601
Invesco V.I. American Franchise Fund	(5,227)	(17,243)	126,410	103,940	—	(105,293)	51,686	(1,649)	(55,256)	48,684	300,165	348,849	1,360	(2,945)	(1,585)
Invesco V.I. American Value Fund	(45,132)	880,968	(282,296)	553,540	80,594	(519,190)	(16,694)	(36,503)	(491,793)	61,747	4,336,499	4,398,246	10,770	(31,150)	(20,380)
Invesco V.I. Comstock Fund	3,875	402,264	(89,504)	316,635	23,401	(266,502)	35,242	(25,722)	(233,581)	83,054	3,149,174	3,232,228	5,152	(14,468)	(9,316)
Invesco V.I. EQV International Equity Fund	(25,002)	(71,630)	367,685	271,053	4,224	(196,158)	(56,446)	(15,319)	(263,699)	7,354	1,778,144	1,785,498	3,790	(23,269)	(19,479)
Invesco V.I. Discovery Mid Cap Growth Fund	(9,617)	(18,069)	98,073	70,387	22,430	(37,691)	18,091	(3,666)	(836)	69,551	614,300	683,851	3,552	(3,466)	86
Templeton Foreign VIP Fund	58,208	(85,483)	627,477	600,202	8,621	(317,257)	(181,053)	(27,424)	(517,113)	83,089	3,402,608	3,485,697	6,701	(54,627)	(47,926)
Templeton Global Bond VIP Fund	(4,319)	(13,871)	20,528	2,338	19,833	(53,282)	5,089	(55)	(28,415)	(26,077)	307,622	281,545	1,334	(5,199)	(3,865)
Templeton Growth VIP Fund	17,325	(24,098)	159,053	152,280	39,342	(119,388)	(5,999)	(1,088)	(87,133)	65,147	835,318	900,465	4,347	(7,676)	(3,329)
Morgan Stanley VIF Emerging Markets Debt Portfolio	38,363	(33,612)	46,041	50,792	122	(47,966)	(8,272)	(1,532)	(57,648)	(6,856)	546,741	539,885	744	(5,408)	(4,664)
Morgan Stanley VIF Emerging Markets Equity Portfolio	1,618	(14,435)	168,863	156,046	36,991	(136,176)	6,462	(4,198)	(96,921)	59,125	1,535,315	1,594,440	2,101	(8,168)	(6,067)
Morgan Stanley VIF U.S. Real Estate Portfolio	8,921	(169,088)	365,306	205,139	7,930	(233,606)	33,657	(9,170)	(201,189)	3,950	1,789,318	1,793,268	6,122	(22,877)	(16,755)
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	(48,627)	120,536	1,190,641	1,262,550	62,959	(338,972)	(220,731)	(20,225)	(516,969)	745,581	2,898,578	3,644,159	4,832	(21,804)	(16,972)
BlackRock Global Allocation V.I. Fund	4,593	(12,160)	62,341	54,774	11,265	(101,023)	4,841	(2,900)	(87,817)	(33,043)	552,769	519,726	641	(6,995)	(6,354)
BlackRock High Yield V.I. Fund	10,823	(686)	14,173	24,310	5,022	(1,300)	224	(184)	3,762	28,072	214,411	242,483	557	(244)	313
BlackRock Total Return V.I. Fund	8,554	(7,946)	14,872	15,480	—	(32,681)	32,145	(5,341)	(5,877)	9,603	418,498	428,101	3,526	(4,182)	(656)
TOPS® Managed Risk Moderate Growth ETF Portfolio	(11,413)	(237,117)	327,751	79,221	—	(37,564)	4,336	(9,354)	(42,582)	36,639	960,062	996,701	355	(3,976)	(3,621)
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	21,034	(14,817)	30,495	36,712	27,338	(23,737)	57,707	(12,023)	49,285	85,997	1,114,004	1,200,001	12,102	(6,829)	5,273
American Funds I.S. Capital Income Builder Fund	34,121	36,677	118,354	189,152	266,814	(470,322)	23,070	(9,233)	(189,671)	(519)	2,733,055	2,732,536	12,256	(27,386)	(15,130)
American Funds I.S. Global Growth Fund	(13,300)	208,352	176,872	371,924	24,513	(236,123)	(46,833)	(7,628)	(266,071)	105,853	1,924,538	2,030,391	625	(13,773)	(13,148)
American Funds I.S. Growth Fund	(52,605)	325,437	931,837	1,204,669	119,060	(499,815)	(149,692)	(10,222)	(540,669)	664,000	3,533,425	4,197,425	7,003	(24,903)	(17,900)
American Funds I.S. Growth-Income Fund	(8,346)	193,784	452,881	638,319	53,969	(364,419)	(49,117)	(9,652)	(369,219)	269,100	2,828,545	3,097,645	1,207	(17,799)	(16,592)
American Funds I.S. New World Fund	(2,783)	3,021	181,124	181,362	32,995	(192,878)	(14,539)	(7,391)	(181,813)	(451)	1,404,575	1,404,124	2,718	(16,976)	(14,258)
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	(935)	527	57,697	57,289	1,300	(18,310)	1,008	(87)	(16,089)	41,200	391,414	432,614	57	(497)	(440)
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	(7,460)	3,469	227,999	224,008	1,204	(92,006)	34,806	(1,505)	(57,501)	166,507	1,576,960	1,743,467	1,752	(4,039)	(2,287)
Advisor Class:
PIMCO VIT All Asset Portfolio	14,288	(82,852)	129,803	61,239	40,591	(302,887)	(72,192)	(689)	(335,177)	(273,938)	1,180,400	906,462	1,598	(23,876)	(22,278)
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	468	444	2,121	3,033	—	(4,066)	(2)	(3)	(4,071)	(1,038)	41,411	40,373	—	(394)	(394)
PIMCO VIT CommodityRealReturn® Strategy Portfolio	164,253	(52,064)	(246,128)	(133,939)	5,876	(83,529)	544,575	(6,167)	460,755	326,816	1,197,762	1,524,578	116,027	(29,659)	86,368
PIMCO VIT Long-Term U.S. Government Portfolio	1,865	(2,107)	6,074	5,832	2,796	(1,151)	21,870	(14)	23,501	29,333	166,550	195,883	2,851	(128)	2,723
PIMCO VIT Low Duration Portfolio	33,675	(30,510)	50,801	53,966	878	(168,514)	34,129	(8,432)	(141,939)	(87,973)	1,716,600	1,628,627	24,648	(38,453)	(13,805)
PIMCO VIT Real Return Portfolio	13,369	(24,042)	29,726	19,053	800	(111,593)	(77,202)	(853)	(188,848)	(169,795)	1,001,563	831,768	3,830	(19,568)	(15,738)
PIMCO VIT Total Return Portfolio	327,624	(413,415)	779,361	693,570	306,405	(1,940,706)	897,173	(160,424)	(897,552)	(203,982)	16,802,840	16,598,858	77,349	(148,030)	(70,681)
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	2,486	2,383	(2,108)	2,761	48	(12,366)	3,306	(824)	(9,836)	(7,075)	121,522	114,447	942	(2,325)	(1,383)
Guggenheim VT Multi-Hedge Strategies Fund	4,707	2,261	1,720	8,688	—	(23,308)	(45,953)	(903)	(70,164)	(61,476)	327,952	266,476	1,245	(8,681)	(7,436)
Guggenheim VT Long Short Equity Fund	(673)	534	5,954	5,815	—	(4,918)	(545)	(53)	(5,516)	299	54,025	54,324	2	(474)	(472)
ETF Shares:
iShares® Core S&P 500 ETF	(127,388)	1,899,322	901,277	2,673,211	7,350	(2,158,657)	(957,993)	—	(3,109,300)	(436,089)	12,848,958	12,412,869	606	(39,285)	(38,679)
iShares® Core S&P Mid-Cap ETF	(37,551)	328,112	197,399	487,960	3,100	(650,252)	66,869	—	(580,283)	(92,323)	3,840,690	3,748,367	3,629	(12,348)	(8,719)
iShares® Core S&P Small-Cap ETF	(21,987)	155,020	124,377	257,410	2,000	(322,431)	113,205	—	(207,226)	50,184	2,002,097	2,052,281	2,905	(5,910)	(3,005)
iShares® Core U.S. Aggregate Bond ETF	1,686	(6,458)	15,978	11,206	1,200	(44,523)	22,618	—	(20,705)	(9,499)	411,000	401,501	1,533	(2,437)	(904)
iShares® iBoxx $ High Yield Corporate Bond ETF	1,167	(842)	2,622	2,947	—	(4,239)	408	—	(3,831)	(884)	36,566	35,682	29	(159)	(130)
iShares® 5-10 Year Investment Grade Corporate Bond ETF	7,361	2,334	30,143	39,838	900	(43,302)	31,321	—	(11,081)	28,757	642,118	670,875	1,537	(1,974)	(437)
iShares® International Treasury Bond ETF	(41,963)	(57,144)	145,781	46,674	1,100	(294,791)	126,031	—	(167,660)	(120,986)	1,744,558	1,623,572	7,394	(17,693)	(10,299)
iShares® S&P 500 Growth ETF	(26,058)	339,711	131,640	445,293	1,450	(358,835)	(165,140)	—	(522,525)	(77,232)	1,841,475	1,764,243	541	(6,395)	(5,854)
iShares® S&P 500 Value ETF	(2,500)	23,772	39,306	60,578	—	(49,418)	(14,626)	—	(64,044)	(3,466)	356,387	352,921	39	(993)	(954)

(a) Name Change. See Note 1.	15
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2023

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
ETF Shares (continued):
iShares® TIPS Bond ETF	$118	$(265)	$813	$666	$—	$(9,921)	$2,880	$—	$(7,041)	$(6,375)	$52,574	$46,199	139	(441)	(302)
Vanguard® Developed Markets Index Fund, ETF Shares	11,736	107,355	146,315	265,406	1,100	(302,012)	(97,738)	—	(398,650)	(133,244)	1,948,519	1,815,275	1,216	(11,769)	(10,553)
Vanguard® Dividend Appreciation Index Fund, ETF Shares	(4,420)	45,775	35,620	76,975	2,100	(59,187)	(11,129)	—	(68,216)	8,759	706,452	715,211	205	(1,177)	(972)
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	1,497	(5,334)	16,302	12,465	—	(30,123)	3,399	—	(26,724)	(14,259)	201,063	186,804	388	(1,383)	(995)
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	459	(270)	1,255	1,444	—	(16,249)	2,344	—	(13,905)	(12,461)	28,007	15,546	96	(586)	(490)
Vanguard® Large-Cap Index Fund, ETF Shares	(5,470)	56,966	54,424	105,920	—	(94,467)	(29,183)	—	(123,650)	(17,730)	514,074	496,344	60	(1,643)	(1,583)
Vanguard® Mega Cap Index Fund, ETF Shares	(1,258)	14,702	17,580	31,024	—	(12,620)	(8,441)	—	(21,061)	9,963	126,137	136,100	13	(268)	(255)
Vanguard® Real Estate Index Fund, ETF Shares	3,557	2,331	15,772	21,660	—	(5,851)	11,082	—	5,231	26,891	219,593	246,484	416	(255)	161
Vanguard® Short-Term Bond Index Fund, ETF Shares	(15)	(872)	1,187	300	—	(8,293)	644	—	(7,649)	(7,349)	16,082	8,733	36	(381)	(345)
Vanguard® Total Bond Market Index Fund, ETF Shares	68,960	(204,082)	485,433	350,311	7,700	(2,105,824)	898,194	—	(1,199,930)	(849,619)	12,936,044	12,086,425	35,771	(90,820)	(55,049)

(a) Name Change. See Note 1.	16
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements
December 31, 2024
1. Organization and Nature of Operations

National Integrity Life Insurance Company Separate Account I (”the Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the National Integrity Life Insurance Company (the “Company”), a life insurance company that is a wholly-owned subsidiary of Integrity Life Insurance Company (“Integrity”), which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account was established on May 19, 1986, under the insurance laws of the State of New York, for the purpose of issuing variable annuity contracts (“Contracts”).

Contract holders may allocate or transfer their account values to one or more of the Separate Account’s investment subaccounts, or for certain contract holders, to one or more fixed guarantee rate options of the Company’s Separate Account Guaranteed Principal Option (“GPO”). Options in the Separate Account GPO include fixed guaranteed rate options over various maturity periods that are subject to a market value adjustment (“MVA”). In addition, certain contract holders may also allocate or transfer their account values to options held in the Company’s general account. Such options include a guaranteed interest division, a quarterly rate option or a Systematic Transfer Option (“STO”). All STO contributions must be transferred to other investment divisions or to a guaranteed rate option within either six months or one year of the contribution.
Each subaccount invests all its investible assets in shares of corresponding investment portfolios (“Underlying Funds”) of the investment companies listed below:

American Funds Insurance Series	Columbia Funds Variable Portfolios
Non-Affiliated Class 2	Non-Affiliated Class 1
American Funds I.S. Managed Risk Asset Allocation Fund	Columbia VP – Select Mid Cap Value Fund
Non-Affiliated Class 4	Non-Affiliated Class 2
American Funds I.S. The Bond Fund of America	Columbia VP – Small Cap Value Fund
American Funds I.S. Capital Income Builder Fund
American Funds I.S. Global Growth Fund	DWS Investments VIT Funds
American Funds I.S. Growth Fund	Non-Affiliated Class A:
American Funds I.S. Growth-Income Fund	DWS Small Cap Index VIP Fund
American Funds I.S. New World Fund	Non-Affiliated Class B:
DWS Small Cap Index VIP Fund
BlackRock Variable Series Funds
Non-Affiliated Class 3
BlackRock Capital Appreciation V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock High Yield V.I. Fund
BlackRock Total Return V.I. Fund
17

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
1. Organization and Nature of Operations (continued)

Fidelity Variable Insurance Products	Franklin Templeton VIP Trust (continued)
Non-Affiliated Initial Class:	Non-Affiliated Class 2 (continued):
Fidelity VIP Balanced Portfolio	Franklin Large Cap Growth VIP Fund
Fidelity VIP Overseas Portfolio	Franklin Mutual Shares VIP Fund
Fidelity VIP Equity-Income Portfolio	Franklin Small Cap Value VIP Fund
Fidelity VIP Growth Portfolio	Templeton Foreign VIP Fund
Fidelity VIP High Income Portfolio	Templeton Global Bond VIP Fund
Fidelity VIP Asset Manager Portfolio	Templeton Growth VIP Fund
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Index 500 Portfolio	Rydex Variable Trust (Guggenheim Variable Insurance Funds)
Fidelity VIP Investment Grade Bond Portfolio	Investor Class:
Fidelity VIP Government Money Market	Guggenheim VT Global Managed Futures Strategy Fund
Non-Affiliated Service Class:	Guggenheim VT Multi-Hedge Strategies Fund
Fidelity VIP Growth Portfolio
Fidelity VIP Mid Cap Portfolio	iShares Trust
Non-Affiliated Service Class 2:	ETF Shares:
Fidelity VIP Asset Manager Portfolio	iShares® Core S&P 500 ETF
Fidelity VIP Balanced Portfolio	iShares® Core S&P Mid-Cap ETF
Fidelity VIP Bond Index Portfolio	iShares® Core S&P Small-Cap ETF
Fidelity VIP Contrafund® Portfolio	iShares® Core U.S. Aggregate Bond ETF
Fidelity VIP Disciplined Small Cap Portfolio	iShares® iBoxx $ High Yield Corporate Bond ETF
Fidelity VIP Equity-Income Portfolio	iShares® 5-10 Year Investment Grade Corporate Bond ETF
Fidelity VIP Extended Market Index Portfolio	iShares® International Treasury Bond ETF
Fidelity VIP Freedom 2010 Portfolio	iShares® S&P 500 Growth ETF
Fidelity VIP Freedom 2015 Portfolio	iShares® S&P 500 Value ETF
Fidelity VIP Freedom 2020 Portfolio	iShares® TIPS Bond ETF
Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Freedom 2030 Portfolio	Invesco (AIM) Variable Insurance Funds
Fidelity VIP Growth Portfolio	Non-Affiliated Class 2:
Fidelity VIP High Income Portfolio	Invesco V.I. American Franchise Fund
Fidelity VIP Index 500 Portfolio	Invesco V.I. American Value Fund
Fidelity VIP International Index Portfolio	Invesco V.I. Comstock Fund
Fidelity VIP Investment Grade Bond Portfolio	Invesco V.I. EQV International Equity Fund
Fidelity VIP Mid Cap Portfolio	Invesco V.I. Discovery Mid Cap Growth Fund
Fidelity VIP Overseas Portfolio
Fidelity VIP Target Volatility Portfolio	Lincoln Financial Group
Fidelity VIP Total Market Index Portfolio	Non-Affiliated:
Franklin Templeton VIP Trust	LVIP JPMorgan Mid Cap Value Fund
Non-Affiliated Class 1:
Franklin Growth and Income VIP Fund	Morgan Stanley Variable Insurance Funds, Inc.
Franklin Income VIP Fund	Non-Affiliated Class 1:
Non-Affiliated Class 2:	Morgan Stanley VIF Emerging Markets Debt Portfolio
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
18

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
1. Organization and Nature of Operations (continued)

Morgan Stanley Variable Insurance Funds, Inc.	Touchstone Variable Series Trust
Non-Affiliated Class 2:	Affiliated Service Class:
Morgan Stanley VIF Emerging Markets Debt Portfolio	Touchstone VST Balanced Fund
Morgan Stanley VIF Emerging Markets Equity Portfolio	Touchstone VST Bond Fund
Touchstone VST Common Stock Fund

Pimco Variable Insurance Trust	The Vanguard Index Funds
Advisor Class:	ETF Shares:
PIMCO VIT All Asset Portfolio	Vanguard® Developed Markets Index Fund, ETF Shares
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	Vanguard® Dividend Appreciation Index Fund, ETF Shares
PIMCO VIT CommodityRealReturn® Strategy Portfolio	Vanguard® Emerging Markets Stock Index Fund, ETF Shares
PIMCO VIT Long-Term U.S. Government Portfolio	Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares
PIMCO VIT Low Duration Portfolio	Vanguard® Large-Cap Index Fund, ETF Shares
PIMCO VIT Real Return Portfolio	Vanguard® Mega Cap Index Fund, ETF Shares
PIMCO VIT Total Return Portfolio	Vanguard® Real Estate Index Fund, ETF Shares
Vanguard® Short-Term Bond Index Fund, ETF Shares
Northern Lights Variable Trust	Vanguard® Total Bond Market Index Fund, ETF Shares
Non-Affiliated Class 3:
TOPS® Managed Risk Moderate Growth ETF Portfolio

19

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
1. Organization and Nature of Operations (continued)

The statement of operations for all of the Underlying Funds are presented in the financial statements for the year ended December 31, 2024 except for the following Underlying Funds:
Period:	Underlying Fund:
1/1/2024 - 8/16/2024	Guggenheim VT Long Short Equity Fund
1/1/2024 - 12/6/2024	Morgan Stanley VIF U.S. Real Estate Portfolio
1/1/2024 - 12/6/2024	Morgan Stanley VIF U.S. Real Estate Portfolio Class II

The statements of changes in net assets for all of the Underlying Funds are presented in the financial statements for the years ended December 31, 2024 and December 31, 2023 with the exception of the following Underlying Funds:
Period:	Underlying Fund:
1/1/2024 - 8/16/2024	Guggenheim VT Long Short Equity Fund
1/1/2024 - 12/6/2024	Morgan Stanley VIF U.S. Real Estate Portfolio
1/1/2024 - 12/6/2024	Morgan Stanley VIF U.S. Real Estate Portfolio Class II

American Trust Custody, a South Dakota registered non-depository trust company, is the custodian for the Vanguard ETFs and the iShares ETFs held by the subaccounts.

The contract holder’s account value in a subaccount will vary depending on the performance of the corresponding Underlying Fund. The Separate Account currently has 99 investment subaccounts available. The investment objective of each subaccount is to invest in the corresponding Underlying Fund. Refer to each Underlying Fund’s prospectus for a description of investment objectives.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).

Investments

Investments in shares of the Underlying Funds are valued at fair value as determined by the closing net asset value per share on December 31, 2024. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of the Underlying Funds’ shares of the Funds are determined based on identified cost basis.

20

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)

Capital gain distributions are included in the realized gain distributions line on the Statements of Operations. Dividends are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds’ are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.

The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair Value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•Level 1 - inputs to the valuation methodology are quoted prices in active markets.
•    Level 2 - inputs to the valuation methodology are observable, directly or indirectly.
•    Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year. The Separate Account’s policy is to recognize the transfers in and transfers out of levels at the beginning of the annual reporting period.

Unit Value

Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and certain administrative charges, as applicable.

21

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)

Taxes

Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). The Separate Account is not taxed as a regulated investment company under Subchapter M of the IRC. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

Use of Estimates

The preparation of financial statements in accordance with the US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Segment Reporting

In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The change in net assets resulting from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

Subsequent Events

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were available to be issued and determined that no additional disclosures are required.

22

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
3. Investments

The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the period ended December 31, 2024 and the cost of investments held at December 31, 2024, for each subaccount, were as follows:

Subaccount	Purchases	Sales	Cost
Affiliated:
Touchstone VST Balanced Fund	$295,857	$(2,716,634)	$13,923,814
Touchstone VST Bond Fund	189,975	(158,892)	1,419,590
Touchstone VST Common Stock Fund	1,403,308	(4,750,982)	13,477,970
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	96,478	(384,910)	1,375,980
Fidelity VIP Overseas Portfolio	56,518	(213,093)	618,284
Fidelity VIP Equity-Income Portfolio	608,002	(1,371,627)	6,642,403
Fidelity VIP Growth Portfolio	1,524,789	(1,077,704)	5,853,114
Fidelity VIP High Income Portfolio	92,750	(175,302)	1,397,684
Fidelity VIP Asset Manager Portfolio	85,281	(247,324)	2,451,576
Fidelity VIP Contrafund® Portfolio	2,183,726	(2,401,946)	12,051,372
Fidelity VIP Index 500 Portfolio	59,738	(315,867)	1,728,705
Fidelity VIP Investment Grade Bond Portfolio	26,519	(188,473)	761,272
Fidelity VIP Government Money Market	4,458,226	(964,952)	6,900,135
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	87,628	(17,077)	354,703
Fidelity VIP Mid Cap Portfolio	465,835	(192,013)	3,287,282
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	22,551	(73,152)	658,093
Fidelity VIP Balanced Portfolio	751,452	(1,672,377)	8,545,747
Fidelity VIP Bond Index Portfolio	250,800	(151,413)	1,825,432
Fidelity VIP Contrafund® Portfolio	2,706,480	(4,588,462)	14,374,546
Fidelity VIP Disciplined Small Cap Portfolio	105,932	(737,777)	1,390,081
Fidelity VIP Equity-Income Portfolio	620,458	(650,004)	4,418,779
Fidelity VIP Extended Market Index Portfolio	1,034	(5,598)	68,633
Fidelity VIP Freedom 2010 Portfolio	9,148	(23,842)	271,658
Fidelity VIP Freedom 2015 Portfolio	14,183	(3,727)	255,504
Fidelity VIP Freedom 2020 Portfolio	28,888	(10,827)	335,812
Fidelity VIP Freedom 2025 Portfolio	56,471	(171,822)	2,178,941
Fidelity VIP Freedom 2030 Portfolio	15,964	(8,660)	334,759
Fidelity VIP Growth Portfolio	1,547,890	(951,888)	5,675,184
Fidelity VIP High Income Portfolio	279,415	(340,975)	4,193,043
Fidelity VIP Index 500 Portfolio	1,800,146	(5,685,321)	22,537,029
Fidelity VIP International Index Portfolio	72,608	(74,931)	466,355
Fidelity VIP Investment Grade Bond Portfolio	1,319,354	(1,999,486)	12,113,171
Fidelity VIP Mid Cap Portfolio	978,504	(1,971,860)	5,536,217
Fidelity VIP Overseas Portfolio	161,755	(402,723)	1,934,042
Fidelity VIP Target Volatility Portfolio	10,739	(170,369)	260,133
Fidelity VIP Total Market Index Portfolio	380,236	(135,283)	951,321

(a) Name Change. See Note 1.	23
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

3. Investments (Continued)

Subaccount	Purchases	Sales	Cost
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	$13,418	$(231,093)	$865,228
Franklin Growth and Income VIP Fund	70,134	(320,890)	1,573,395
Franklin Income VIP Fund	120,957	(193,180)	2,140,764
LVIP JPMorgan Mid Cap Value Fund	72,190	(57,625)	416,082
Morgan Stanley VIF Emerging Markets Debt Portfolio	7,917	(2,937)	100,274
Morgan Stanley VIF U.S. Real Estate Portfolio	12,057	(486,210)	—
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	65,409	(260,389)	1,854,677
Columbia VP – Small Cap Value Fund	106,332	(240,549)	1,394,198
Franklin Growth and Income VIP Fund	210,857	(676,291)	4,143,860
Franklin Income VIP Fund	719,468	(1,682,274)	6,776,170
Franklin Large Cap Growth VIP Fund	382,207	(209,183)	2,057,584
Franklin Mutual Shares VIP Fund	612,798	(1,670,175)	7,809,419
Franklin Small Cap Value VIP Fund	67,768	(217,048)	973,579
Invesco V.I. American Franchise Fund	633	(83,830)	286,936
Invesco V.I. American Value Fund	222,081	(1,419,163)	3,606,023
Invesco V.I. Comstock Fund	332,034	(708,811)	2,525,923
Invesco V.I. EQV International Equity Fund	155,196	(351,335)	1,664,570
Invesco V.I. Discovery Mid Cap Growth Fund	18,363	(102,766)	798,616
Templeton Foreign VIP Fund	342,169	(677,742)	2,877,901
Templeton Global Bond VIP Fund	11,594	(21,218)	289,675
Templeton Growth VIP Fund	74,256	(108,613)	804,530
Morgan Stanley VIF Emerging Markets Debt Portfolio	59,627	(82,998)	635,583
Morgan Stanley VIF Emerging Markets Equity Portfolio	59,882	(373,665)	1,448,413
Morgan Stanley VIF U.S. Real Estate Portfolio	171,383	(2,176,116)	—
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	1,717,371	(909,437)	4,761,508
BlackRock Global Allocation V.I. Fund	47,339	(114,136)	502,956
BlackRock High Yield V.I. Fund	20,066	(7,960)	268,068
BlackRock Total Return V.I. Fund	63,316	(22,888)	530,981
TOPS® Managed Risk Moderate Growth ETF Portfolio	32,104	(303,827)	680,576
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	172,880	(130,986)	1,415,965
American Funds I.S. Capital Income Builder Fund	109,767	(324,140)	2,314,210
American Funds I.S. Global Growth Fund	162,760	(284,656)	1,882,597
American Funds I.S. Growth Fund	464,705	(1,969,708)	2,982,788
American Funds I.S. Growth-Income Fund	202,778	(600,825)	2,458,718
American Funds I.S. New World Fund	67,741	(302,343)	1,209,545
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	20,641	(43,920)	432,810
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	96,371	(271,758)	1,705,826
Advisor Class:
PIMCO VIT All Asset Portfolio	86,508	(139,862)	939,266
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	1,427	(1,007)	45,539
PIMCO VIT CommodityRealReturn® Strategy Portfolio	147,695	(179,542)	1,738,299
PIMCO VIT Long-Term U.S. Government Portfolio	93,406	(199,437)	81,026
PIMCO VIT Low Duration Portfolio	135,711	(158,436)	1,688,469
PIMCO VIT Real Return Portfolio	33,588	(286,122)	645,417
PIMCO VIT Total Return Portfolio	2,059,012	(2,902,818)	17,934,095

(a) Name Change. See Note 1.	24
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

3. Investments (Continued)

Subaccount	Purchases	Sales	Cost
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	$13,583	$(37,935)	$86,951
Guggenheim VT Multi-Hedge Strategies Fund	30,041	(62,314)	216,729
Guggenheim VT Long Short Equity Fund	56	(59,530)	—
ETF Shares:
iShares® Core S&P 500 ETF	359,683	(3,587,898)	7,420,506
iShares® Core S&P Mid-Cap ETF	180,947	(1,007,190)	2,394,944
iShares® Core S&P Small-Cap ETF	124,685	(489,283)	1,337,789
iShares® Core U.S. Aggregate Bond ETF	51,236	(97,180)	446,486
iShares® iBoxx $ High Yield Corporate Bond ETF	3,920	(3,581)	96,620
iShares® 5-10 Year Investment Grade Corporate Bond ETF	92,057	(45,803)	846,938
iShares® International Treasury Bond ETF	252,266	(285,020)	1,818,201
iShares® S&P 500 Growth ETF	29,804	(642,047)	929,984
iShares® S&P 500 Value ETF	9,340	(67,683)	238,511
iShares® TIPS Bond ETF	1,626	(32,652)	23,197
Vanguard® Developed Markets Index Fund, ETF Shares	174,345	(370,152)	1,767,326
Vanguard® Dividend Appreciation Index Fund, ETF Shares	15,043	(141,335)	492,850
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	13,473	(31,147)	203,895
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	650	(3,857)	22,758
Vanguard® Large-Cap Index Fund, ETF Shares	7,123	(178,077)	261,640
Vanguard® Mega Cap Index Fund, ETF Shares	2,070	(28,129)	73,452
Vanguard® Real Estate Index Fund, ETF Shares	26,071	(69,118)	241,379
Vanguard® Short-Term Bond Index Fund, ETF Shares	1,192	(2,017)	10,672
Vanguard® Total Bond Market Index Fund, ETF Shares	1,817,527	(2,184,431)	14,925,816

(a) Name Change. See Note 1.	25
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
4. Expenses and Related Party Transactions

The Company assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account. All charges listed below are under “Mortality and Expense %” are the annual rates deducted as a daily charge, thus affecting the unit values. All other charges, including the annual administration fee, some optional benefit fees (those not listed under “Mortality and Expense %”), withdrawal charges and transfer charges, if any, are taken from the contract owner's account value by redeeming units. Fourteen contracts are currently included in the Separate Account. The products are stated in the table below, along with the mortality and expense charges and the annual administration fee:

	Contracts	Mortality and	Annual Administration
		Expense %	Fee
1	GrandMaster	1.35	$30
2	GrandMaster flex3	1.55	$50
3	IQ	1.35	$30
4	IQ3	1.45	$30
5	IQ Advisor - Standard	0.60	N/A
	IQ Advisor - Enhanced	0.80	N/A
6	AnnuiChoice	1.00	$30
7	AnnuiChoice II	1.15	$30
	AnnuiChoice II - GMAB Rider	1.75	$30
8	Pinnacle Plus	1.67	$40
	Pinnacle Plus- Reduced M&E	1.15	$40
9	Pinnacle	1.35	$30
	Pinnacle-Reduced M&E	1.10	$30
10	Pinnacle IV	1.45	$30
	Pinnacle IV - GMAB	2.05	$30
11	Pinnacle V	1.55	$30
	Pinnacle V - GMAB	2.15	$30
12	AdvantEdge	1.60	$50
13	Varoom	1.75	N/A
	Varoom - Standard option	2.35	N/A
	Varoom - Self Styled Option	2.55	N/A
14	Varoom II	1.90	N/A
	Varoom II - Standard Option	2.55	N/A
	Varoom II - Self Styled Option	2.75	N/A
	VAROOM II - Standard Option II	3.00	N/A
	VAROOM II - Self Styled Option II	3.20	N/A
For optional benefits that are not included in the daily mortality and expense charge, the Company deducts an amount either quarterly or annually, depending on the benefit, to cover the cost of the additional benefits elected.
26

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

4. Expenses and Related Party Transactions (continued)

For charges that are dependent on contract owner actions, e.g., withdrawal charges and transfer fees, the Company deducts an amount at the time of the transaction to cover the cost. In both situations (ongoing benefit charges and transaction charges), the fees are deducted from the contract owner's account value by redeeming units.

Touchstone Advisors Inc., which is affiliated with the Company, advises each of the Touchstone Variable Series Trust offered through the Company’s variable products.

27

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
5. Financial Highlights

A summary of net assets, unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds and total returns are presented for each period ended December 31. The ranges of lowest to highest unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. The first unit value presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. The first total return presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. Therefore, some individual contract ratios are not within the ranges presented. The financial highlights include historical highlights for funds that may no longer be offered in the current year statements.

** Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Underlying Fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Underlying Fund in which the subaccounts invest. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates.

*** Expense ratio amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

**** Total return amounts represent the total return for the periods indicated, including changes in the fair value of the Underlying Fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Subaccounts with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

28

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2024		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Affiliated:
Touchstone VST Balanced Fund	1,178	$11.33	to	$12.01	$13,720	1.70%	0.60%	to	2.15%	11.16%	to	12.93%
Touchstone VST Bond Fund	128	9.38	to	9.96	1,215	5.03%	0.60%	to	1.67%	0.25%	to	1.34%
Touchstone VST Common Stock Fund	867	19.66	to	20.86	17,305	0.40%	0.60%	to	1.67%	19.23%	to	20.53%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	44	32.39	to	33.47	1,815	1.70%	1.10%	to	1.35%	14.35%	to	14.64%
Fidelity VIP Overseas Portfolio	18	14.13	to	17.11	783	1.57%	0.60%	to	1.67%	3.29%	to	4.42%
Fidelity VIP Equity-Income Portfolio	62	47.24	to	48.81	7,631	1.66%	1.10%	to	1.35%	13.78%	to	14.07%
Fidelity VIP Growth Portfolio	17	404.26	to	404.26	6,838	—%	1.35%	to	1.35%	28.62%	to	28.62%
Fidelity VIP High Income Portfolio	42			33.15	1,387	5.97%			1.35%			7.49%
Fidelity VIP Asset Manager Portfolio	35			74.62	2,623	2.34%			1.35%			7.02%
Fidelity VIP Contrafund® Portfolio	108	102.58	to	105.97	17,291	0.18%	1.10%	to	1.35%	31.98%	to	32.31%
Fidelity VIP Index 500 Portfolio	51	42.51	to	44.72	4,707	1.28%	1.10%	to	1.45%	23.08%	to	23.52%
Fidelity VIP Investment Grade Bond Portfolio	38	13.15	to	15.93	666	3.29%	0.60%	to	1.67%	0.08%	to	1.18%
Fidelity VIP Government Money Market	674	9.96	to	11.08	6,900	4.93%	0.60%	to	3.20%	1.72%	to	4.47%
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	7	58.60	to	60.54	416	—%	1.10%	to	1.35%	28.50%	to	28.83%
Fidelity VIP Mid Cap Portfolio	32	109.68	to	116.34	3,510	0.47%	1.10%	to	1.35%	15.76%	to	16.06%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	34	23.20	to	27.43	692	2.30%	0.60%	to	1.67%	6.42%	to	7.58%
Fidelity VIP Balanced Portfolio	300	37.36	to	44.36	9,663	1.65%	0.60%	to	1.67%	13.69%	to	14.93%
Fidelity VIP Bond Index Portfolio	180	9.05	to	9.33	1,641	2.74%	1.00%	to	1.55%	(0.57)%	to	(0.02)%
Fidelity VIP Contrafund® Portfolio	344	72.78	to	79.80	19,170	0.03%	0.60%	to	1.67%	31.21%	to	32.64%
Fidelity VIP Disciplined Small Cap Portfolio	61	25.60	to	31.00	1,686	0.76%	0.60%	to	1.67%	14.62%	to	15.87%
Fidelity VIP Equity-Income Portfolio	158	37.38	to	40.57	4,813	1.59%	0.60%	to	1.67%	13.13%	to	14.36%
Fidelity VIP Extended Market Index Portfolio	6	14.70	to	15.15	88	1.20%	1.00%	to	1.55%	10.28%	to	10.90%
Fidelity VIP Freedom 2010 Portfolio	15	16.12	to	19.51	258	3.31%	0.60%	to	1.67%	3.39%	to	4.52%
Fidelity VIP Freedom 2015 Portfolio	13	17.19	to	20.81	237	3.05%	0.60%	to	1.67%	4.43%	to	5.57%
Fidelity VIP Freedom 2020 Portfolio	16	17.95	to	21.73	307	2.71%	0.60%	to	1.67%	5.60%	to	6.76%
Fidelity VIP Freedom 2025 Portfolio	113	19.55	to	23.68	2,256	2.27%	0.60%	to	1.67%	6.47%	to	7.63%
Fidelity VIP Freedom 2030 Portfolio	18	20.32	to	24.60	390	2.07%	0.60%	to	1.67%	7.30%	to	8.48%
Fidelity VIP Growth Portfolio	97	74.44	to	80.02	5,980	—%	0.60%	to	1.67%	27.89%	to	29.29%
Fidelity VIP High Income Portfolio	198	21.57	to	24.84	4,243	6.15%	0.60%	to	1.67%	6.79%	to	7.96%
Fidelity VIP Index 500 Portfolio	905	57.61	to	47.34	37,272	1.05%	0.60%	to	1.67%	22.50%	to	23.84%
Fidelity VIP International Index Portfolio	39	11.87	to	12.24	466	2.75%	1.00%	to	1.55%	3.19%	to	3.77%
Fidelity VIP Investment Grade Bond Portfolio	793	13.39	to	16.60	10,516	3.26%	0.60%	to	1.67%	(0.21)%	to	0.89%
Fidelity VIP Mid Cap Portfolio	146	61.38	to	62.12	5,782	0.30%	0.60%	to	1.67%	15.21%	to	16.47%
Fidelity VIP Overseas Portfolio	130	27.29	to	26.96	2,137	1.36%	0.60%	to	1.67%	3.05%	to	4.17%
Fidelity VIP Target Volatility Portfolio	17	15.79	to	16.88	263	1.44%	1.00%	to	1.60%	8.04%	to	8.70%
Fidelity VIP Total Market Index Portfolio	62	18.72	to	19.30	1,160	1.10%	1.00%	to	1.55%	21.46%	to	22.14%

(a) Name Change. See Note 1.	29
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.
-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2024		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	53	$27.47	to	$30.14	$1,529	—%	1.00%	to	1.67%	10.65%	to	11.41%
Franklin Growth and Income VIP Fund	35	46.08	to	47.61	1,608	2.31%	1.10%	to	1.35%	16.89%	to	17.18%
Franklin Income VIP Fund	60	35.11	to	36.27	2,114	5.09%	1.10%	to	1.35%	6.00%	to	6.27%
LVIP JPMorgan Mid Cap Value Fund	8	50.72	to	56.42	407	1.17%	1.00%	to	1.67%	12.37%	to	13.14%
Morgan Stanley VIF Emerging Markets Debt Portfolio	2	26.88	to	29.33	78	10.31%	1.00%	to	1.55%	9.50%	to	10.11%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	123	15.67	to	16.75	1,936	1.90%	1.00%	to	1.60%	12.78%	to	13.47%
Columbia VP – Small Cap Value Fund	34	41.81	to	46.51	1,467	0.55%	1.00%	to	1.67%	6.85%	to	7.58%
Franklin Growth and Income VIP Fund	120	38.86	to	42.25	4,072	2.29%	0.60%	to	1.67%	16.01%	to	17.28%
Franklin Income VIP Fund	299	27.52	to	30.37	6,664	5.29%	0.60%	to	1.67%	5.40%	to	6.56%
Franklin Large Cap Growth VIP Fund	48	49.30	to	55.57	2,358	—%	0.60%	to	1.67%	24.18%	to	25.53%
Franklin Mutual Shares VIP Fund	396	28.81	to	32.12	8,105	1.95%	0.60%	to	1.67%	9.40%	to	10.60%
Franklin Small Cap Value VIP Fund	40	25.29	to	30.62	1,060	0.94%	0.60%	to	1.67%	9.83%	to	11.03%
Invesco V.I. American Franchise Fund	7	60.68	to	69.27	376	—%	0.60%	to	1.67%	32.30%	to	33.75%
Invesco V.I. American Value Fund	129	31.93	to	35.76	4,268	0.76%	1.00%	to	1.67%	27.91%	to	28.79%
Invesco V.I. Comstock Fund	95	43.56	to	47.37	3,043	1.46%	0.60%	to	1.67%	12.94%	to	14.18%
Invesco V.I. EQV International Equity Fund	110	13.95	to	15.16	1,570	1.45%	1.00%	to	1.60%	(1.27)%	to	(0.66)%
Invesco V.I. Discovery Mid Cap Growth Fund	48	15.91	to	16.33	758	—%	1.00%	to	1.55%	21.99%	to	22.68%
Templeton Foreign VIP Fund	246	19.56	to	20.49	3,057	2.41%	0.60%	to	1.67%	(2.66)%	to	(1.59)%
Templeton Global Bond VIP Fund	35	6.75	to	7.25	240	—%	1.00%	to	1.60%	(12.80)%	to	(12.26)%
Templeton Growth VIP Fund	50	22.13	to	23.55	903	0.94%	0.60%	to	1.67%	3.63%	to	4.77%
Morgan Stanley VIF Emerging Markets Debt Portfolio	32	21.30	to	23.81	519	10.23%	0.60%	to	1.67%	9.41%	to	10.61%
Morgan Stanley VIF Emerging Markets Equity Portfolio	90	30.59	to	29.67	1,387	1.29%	0.60%	to	1.67%	5.91%	to	7.07%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	89	44.56	to	48.43	4,026	—%	1.00%	to	1.60%	29.81%	to	30.61%
BlackRock Global Allocation V.I. Fund	29	15.59	to	16.94	452	1.38%	1.00%	to	1.60%	7.17%	to	7.83%
BlackRock High Yield V.I. Fund	19	13.72	to	14.40	257	6.65%	1.00%	to	1.55%	6.18%	to	6.77%
BlackRock Total Return V.I. Fund	48	9.48	to	9.95	456	4.08%	1.00%	to	1.55%	(0.44)%	to	0.12%
TOPS® Managed Risk Moderate Growth ETF Portfolio	58	13.20	to	14.17	770	2.47%	1.00%	to	1.60%	5.85%	to	6.50%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	124	9.71	to	10.19	1,206	4.01%	1.00%	to	1.55%	(0.60)%	to	(0.04)%
American Funds I.S. Capital Income Builder Fund	195	13.64	to	14.40	2,696	3.10%	1.00%	to	1.55%	8.22%	to	8.83%
American Funds I.S. Global Growth Fund	83	24.21	to	25.89	2,076	1.38%	1.00%	to	1.60%	11.56%	to	12.25%
American Funds I.S. Growth Fund	86	42.78	to	45.75	3,734	0.18%	1.00%	to	1.60%	29.18%	to	29.98%
American Funds I.S. Growth-Income Fund	105	29.76	to	31.83	3,198	0.91%	1.00%	to	1.60%	21.93%	to	22.67%
American Funds I.S. New World Fund	86	14.16	to	15.14	1,242	1.10%	1.00%	to	1.60%	4.62%	to	5.26%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	10	43.96	to	47.02	440	1.20%	1.10%	to	1.45%	9.53%	to	9.92%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	58	38.18	to	39.17	1,675	0.89%	0.60%	to	1.67%	9.03%	to	10.22%

(a) Name Change. See Note 1.	30
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.
-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2024		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Advisor Class:
PIMCO VIT All Asset Portfolio	52	$15.36	to	$17.20	$830	6.30%	1.00%	to	1.67%	1.84%	to	2.53%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	4	10.78	to	11.31	41	3.51%	1.00%	to	1.55%	3.72%	to	4.30%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	292	5.03	to	5.63	1,524	2.07%	1.00%	to	1.67%	2.22%	to	2.92%
PIMCO VIT Long-Term U.S. Government Portfolio	9	8.06	to	8.65	72	2.61%	1.00%	to	1.60%	(7.62)%	to	(7.05)%
PIMCO VIT Low Duration Portfolio	147	10.62	to	11.90	1,613	3.89%	1.00%	to	1.67%	2.64%	to	3.34%
PIMCO VIT Real Return Portfolio	46	12.05	to	13.49	578	2.57%	1.00%	to	1.67%	0.32%	to	1.00%
PIMCO VIT Total Return Portfolio	1184	12.52	to	14.02	15,530	3.94%	1.00%	to	1.67%	0.71%	to	1.40%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	12	6.76	to	7.54	86	2.81%	1.00%	to	1.67%	(1.32)%	to	(0.64)%
Guggenheim VT Multi-Hedge Strategies Fund	24	8.62	to	9.65	216	4.65%	1.00%	to	1.67%	(5.28)%	to	(4.63)%
ETF Shares:
iShares® Core S&P 500 ETF	111	32.95	to	118.62	11,784	1.37%	1.75%	to	3.20%	20.93%	to	22.75%
iShares® Core S&P Mid-Cap ETF	44	27.06	to	82.42	3,357	1.34%	1.75%	to	3.20%	10.28%	to	11.94%
iShares® Core S&P Small-Cap ETF	25	24.07	to	79.49	1,813	2.03%	1.75%	to	3.20%	5.19%	to	6.77%
iShares® Core U.S. Aggregate Bond ETF	16	20.90	to	25.86	345	3.68%	1.75%	to	3.20%	(1.96)%	to	(0.48)%
iShares® iBoxx $ High Yield Corporate Bond ETF	1	24.38	to	37.15	37	6.04%	1.75%	to	3.20%	4.47%	to	6.05%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	28	21.79	to	29.41	710	4.38%	1.75%	to	3.20%	0.15%	to	1.66%
iShares® International Treasury Bond ETF	97	16.26	to	16.88	1,483	0.56%	1.75%	to	3.20%	(9.51)%	to	(8.14)%
iShares® S&P 500 Growth ETF	13	34.08	to	144.23	1,683	0.47%	1.75%	to	3.20%	31.45%	to	33.43%
iShares® S&P 500 Value ETF	4	30.37	to	86.46	328	2.04%	1.75%	to	3.20%	8.45%	to	10.09%
iShares® TIPS Bond ETF	1	21.65	to	27.40	15	1.68%	1.75%	to	3.20%	(1.64)%	to	(0.16)%
Vanguard® Developed Markets Index Fund, ETF Shares	40	22.86	to	39.90	1,626	3.15%	1.75%	to	3.20%	(0.18)%	to	1.33%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	8	30.17	to	96.25	686	1.79%	1.75%	to	3.20%	13.23%	to	14.93%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	6	20.50	to	27.24	182	3.08%	1.75%	to	3.20%	7.02%	to	8.63%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	*-	21.68	to	32.51	12	4.32%	1.75%	to	3.20%	(0.13)%	to	1.37%
Vanguard® Large-Cap Index Fund, ETF Shares	4	32.42	to	117.27	419	1.31%	1.75%	to	3.20%	21.22%	to	23.05%
Vanguard® Mega Cap Index Fund, ETF Shares	1	33.73	to	125.55	142	1.23%	1.75%	to	3.20%	23.07%	to	24.92%
Vanguard® Real Estate Index Fund, ETF Shares	4	22.27	to	55.57	205	3.82%	1.75%	to	3.20%	1.45%	to	2.97%
Vanguard® Short-Term Bond Index Fund, ETF Shares	*-	22.70	to	24.10	8	3.35%	1.75%	to	3.20%	0.36%	to	1.87%
Vanguard® Total Bond Market Index Fund, ETF Shares	517	20.90	to	25.97	11,466	3.61%	1.75%	to	3.20%	(1.89)%	to	(0.41)%

(a) Name Change. See Note 1.	31
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.
-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2023		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Affiliated:
Touchstone VST Balanced Fund	1,400	$10.19	to	$10.63	$14,552	1.28%	0.60%	to	2.15%	16.03%	to	17.86%
Touchstone VST Bond Fund	129	9.36	to	9.82	1,222	4.34%	0.60%	to	1.67%	3.94%	to	5.07%
Touchstone VST Common Stock Fund	1098	16.49	to	17.31	18,337	0.62%	0.60%	to	1.67%	24.25%	to	25.60%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	53	28.33	to	29.19	1,901	1.69%	1.10%	to	1.35%	19.89%	to	20.20%
Fidelity VIP Overseas Portfolio	22	13.68	to	16.39	943	0.98%	0.60%	to	1.67%	18.50%	to	19.79%
Fidelity VIP Equity-Income Portfolio	75	41.52	to	42.79	7,789	1.88%	1.10%	to	1.35%	9.16%	to	9.43%
Fidelity VIP Growth Portfolio	19	314.31	to	314.31	6,099	0.13%	1.35%	to	1.35%	34.40%	to	34.40%
Fidelity VIP High Income Portfolio	46			30.84	1,432	5.77%			1.35%			8.99%
Fidelity VIP Asset Manager Portfolio	38			69.72	2,641	2.34%			1.35%			11.42%
Fidelity VIP Contrafund® Portfolio	122	77.72	to	80.09	14,682	0.49%	1.10%	to	1.35%	31.66%	to	31.99%
Fidelity VIP Index 500 Portfolio	56	34.54	to	36.20	4,046	1.45%	1.10%	to	1.45%	24.37%	to	24.81%
Fidelity VIP Investment Grade Bond Portfolio	45	13.14	to	15.74	838	2.38%	0.60%	to	1.67%	4.43%	to	5.57%
Fidelity VIP Government Money Market	346	9.79	to	10.60	3,407	4.77%	0.60%	to	3.20%	1.55%	to	4.27%
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	7	45.60	to	46.99	334	0.04%	1.10%	to	1.35%	34.27%	to	34.60%
Fidelity VIP Mid Cap Portfolio	33	94.75	to	100.25	3,161	0.52%	1.10%	to	1.35%	13.46%	to	13.74%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	37	21.80	to	25.50	708	2.05%	0.60%	to	1.67%	10.78%	to	11.98%
Fidelity VIP Balanced Portfolio	342	32.86	to	38.60	9,633	1.47%	0.60%	to	1.67%	19.22%	to	20.51%
Fidelity VIP Bond Index Portfolio	172	9.10	to	9.33	1,569	2.25%	1.00%	to	1.55%	3.50%	to	4.08%
Fidelity VIP Contrafund® Portfolio	426	55.47	to	60.16	17,723	0.25%	0.60%	to	1.67%	30.90%	to	32.32%
Fidelity VIP Disciplined Small Cap Portfolio	85	22.34	to	26.76	2,034	0.85%	0.60%	to	1.67%	18.66%	to	19.95%
Fidelity VIP Equity-Income Portfolio	167	33.05	to	35.47	4,525	1.72%	0.60%	to	1.67%	8.54%	to	9.72%
Fidelity VIP Extended Market Index Portfolio	6	13.33	to	13.66	84	1.70%	1.00%	to	1.55%	15.30%	to	15.94%
Fidelity VIP Freedom 2010 Portfolio	17	15.59	to	18.67	269	3.51%	0.60%	to	1.67%	7.27%	to	8.43%
Fidelity VIP Freedom 2015 Portfolio	13	16.46	to	19.72	227	3.42%	0.60%	to	1.67%	8.80%	to	9.98%
Fidelity VIP Freedom 2020 Portfolio	16	16.99	to	20.36	285	3.06%	0.60%	to	1.67%	10.35%	to	11.55%
Fidelity VIP Freedom 2025 Portfolio	120	18.36	to	22.00	2,244	2.57%	0.60%	to	1.67%	11.44%	to	12.65%
Fidelity VIP Freedom 2030 Portfolio	18	18.93	to	22.68	359	2.26%	0.60%	to	1.67%	12.55%	to	13.77%
Fidelity VIP Growth Portfolio	108	58.20	to	61.89	5,189	—%	0.60%	to	1.67%	33.63%	to	35.08%
Fidelity VIP High Income Portfolio	211	20.20	to	23.01	4,215	7.76%	0.60%	to	1.67%	8.40%	to	9.58%
Fidelity VIP Index 500 Portfolio	1007	47.03	to	38.23	33,694	1.23%	0.60%	to	1.67%	23.78%	to	25.13%
Fidelity VIP International Index Portfolio	40	11.50	to	11.79	459	2.71%	1.00%	to	1.55%	14.09%	to	14.72%
Fidelity VIP Investment Grade Bond Portfolio	859	13.42	to	16.45	11,377	2.43%	0.60%	to	1.67%	4.23%	to	5.37%
Fidelity VIP Mid Cap Portfolio	183	53.28	to	53.33	6,469	0.38%	0.60%	to	1.67%	12.89%	to	14.12%
Fidelity VIP Overseas Portfolio	151	26.48	to	25.88	2,395	0.78%	0.60%	to	1.67%	18.22%	to	19.50%
Fidelity VIP Target Volatility Portfolio	27	14.61	to	15.53	396	2.09%	1.00%	to	1.60%	12.11%	to	12.79%
Fidelity VIP Total Market Index Portfolio	46	15.41	to	15.80	720	0.84%	1.00%	to	1.55%	23.76%	to	24.45%

-*Less than 500.	32

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2023		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	61	$24.82	to	$27.05	$1,562	—%	1.00%	to	1.67%	8.46%	to	9.20%
Franklin Growth and Income VIP Fund	41	39.42	to	40.63	1,630	2.29%	1.10%	to	1.35%	7.71%	to	7.98%
Franklin Income VIP Fund	65	33.12	to	34.13	2,150	5.26%	1.10%	to	1.35%	7.41%	to	7.68%
LVIP JPMorgan Mid Cap Value Fund	9	45.14	to	49.87	406	3.18%	1.00%	to	1.67%	9.07%	to	9.81%
Morgan Stanley VIF Emerging Markets Debt Portfolio	2	24.55	to	26.64	73	8.61%	1.00%	to	1.55%	10.11%	to	10.72%
Morgan Stanley VIF U.S. Real Estate Portfolio	11	33.17	to	37.56	429	2.24%	1.00%	to	1.55%	12.75%	to	13.37%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	138	13.89	to	14.76	1,927	1.83%	1.00%	to	1.60%	8.47%	to	9.13%
Columbia VP – Small Cap Value Fund	39	39.13	to	43.23	1,556	0.43%	1.00%	to	1.67%	19.64%	to	20.45%
Franklin Growth and Income VIP Fund	137	33.50	to	36.03	4,023	2.22%	0.60%	to	1.67%	7.17%	to	8.33%
Franklin Income VIP Fund	365	26.11	to	28.50	7,520	5.27%	0.60%	to	1.67%	6.81%	to	7.97%
Franklin Large Cap Growth VIP Fund	49	39.70	to	44.27	1,927	—%	0.60%	to	1.67%	38.11%	to	39.60%
Franklin Mutual Shares VIP Fund	463	26.33	to	29.04	8,566	1.86%	0.60%	to	1.67%	11.57%	to	12.78%
Franklin Small Cap Value VIP Fund	47	23.02	to	27.58	1,124	0.52%	0.60%	to	1.67%	10.87%	to	12.07%
Invesco V.I. American Franchise Fund	8	45.86	to	51.79	349	—%	0.60%	to	1.67%	38.26%	to	39.76%
Invesco V.I. American Value Fund	170	24.97	to	27.77	4,398	0.38%	1.00%	to	1.67%	13.37%	to	14.14%
Invesco V.I. Comstock Fund	116	38.57	to	41.49	3,232	1.55%	0.60%	to	1.67%	10.23%	to	11.42%
Invesco V.I. EQV International Equity Fund	124	14.13	to	15.26	1,785	—%	1.00%	to	1.60%	15.99%	to	16.69%
Invesco V.I. Discovery Mid Cap Growth Fund	52	13.04	to	13.31	684	—%	1.00%	to	1.55%	11.11%	to	11.73%
Templeton Foreign VIP Fund	274	20.10	to	20.82	3,486	3.14%	0.60%	to	1.67%	18.75%	to	20.03%
Templeton Global Bond VIP Fund	36	7.74	to	8.26	282	—%	1.00%	to	1.60%	1.24%	to	1.86%
Templeton Growth VIP Fund	51	21.36	to	22.48	900	3.41%	0.60%	to	1.67%	19.00%	to	20.29%
Morgan Stanley VIF Emerging Markets Debt Portfolio	37	19.47	to	21.52	540	8.65%	0.60%	to	1.67%	9.83%	to	11.02%
Morgan Stanley VIF Emerging Markets Equity Portfolio	114	28.88	to	27.71	1,594	1.56%	0.60%	to	1.67%	10.10%	to	11.29%
Morgan Stanley VIF U.S. Real Estate Portfolio	134	28.93	to	31.17	1,793	1.96%	0.60%	to	1.67%	12.32%	to	13.53%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	104	34.33	to	37.08	3,644	—%	1.00%	to	1.60%	46.22%	to	47.11%
BlackRock Global Allocation V.I. Fund	35	14.54	to	15.71	520	2.34%	1.00%	to	1.60%	10.70%	to	11.37%
BlackRock High Yield V.I. Fund	19	12.92	to	13.49	242	6.28%	1.00%	to	1.55%	11.18%	to	11.80%
BlackRock Total Return V.I. Fund	45	9.52	to	9.93	428	3.57%	1.00%	to	1.55%	3.79%	to	4.37%
TOPS® Managed Risk Moderate Growth ETF Portfolio	79	12.47	to	13.31	997	0.35%	1.00%	to	1.60%	8.47%	to	9.13%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	123	9.77	to	10.20	1,200	3.37%	1.00%	to	1.55%	3.10%	to	3.68%
American Funds I.S. Capital Income Builder Fund	214	12.61	to	13.23	2,733	2.65%	1.00%	to	1.55%	7.07%	to	7.67%
American Funds I.S. Global Growth Fund	91	21.70	to	23.06	2,030	0.69%	1.00%	to	1.60%	20.34%	to	21.07%
American Funds I.S. Growth Fund	125	33.11	to	35.20	4,197	0.17%	1.00%	to	1.60%	35.94%	to	36.76%
American Funds I.S. Growth-Income Fund	125	24.41	to	25.95	3,098	1.16%	1.00%	to	1.60%	23.82%	to	24.57%
American Funds I.S. New World Fund	102	13.53	to	14.39	1,404	1.19%	1.00%	to	1.60%	13.82%	to	14.52%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	10	40.13	to	42.78	433	1.12%	1.10%	to	1.45%	15.07%	to	15.48%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	67	35.02	to	35.54	1,743	0.84%	0.60%	to	1.67%	14.39%	to	15.63%

-*Less than 500.	33

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2023		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Advisor Class:
PIMCO VIT All Asset Portfolio	58	$15.08	to	$16.78	$906	2.79%	1.00%	to	1.67%	6.22%	to	6.94%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	4	10.39	to	10.85	40	2.49%	1.00%	to	1.55%	7.22%	to	7.82%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	299	4.92	to	5.47	1,525	14.19%	1.00%	to	1.67%	(9.47)%	to	(8.85)%
PIMCO VIT Long-Term U.S. Government Portfolio	22	8.72	to	9.31	196	2.28%	1.00%	to	1.60%	2.22%	to	2.85%
PIMCO VIT Low Duration Portfolio	153	10.35	to	11.51	1,629	3.49%	1.00%	to	1.67%	3.12%	to	3.82%
PIMCO VIT Real Return Portfolio	67	12.01	to	13.36	832	2.90%	1.00%	to	1.67%	1.84%	to	2.53%
PIMCO VIT Total Return Portfolio	1280	12.43	to	13.83	16,599	3.46%	1.00%	to	1.67%	4.06%	to	4.77%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	16	6.85	to	7.59	114	3.57%	1.00%	to	1.67%	2.07%	to	2.77%
Guggenheim VT Multi-Hedge Strategies Fund	28	9.10	to	10.12	266	2.96%	1.00%	to	1.67%	2.63%	to	3.33%
Guggenheim VT Long Short Equity Fund	5	11.28	to	12.54	54	0.26%	1.00%	to	1.67%	10.88%	to	11.63%
ETF Shares:
iShares® Core S&P 500 ETF	142	27.25	to	96.63	12,413	1.56%	1.75%	to	3.20%	22.28%	to	24.10%
iShares® Core S&P Mid-Cap ETF	54	24.54	to	73.63	3,748	1.55%	1.75%	to	3.20%	12.69%	to	14.37%
iShares® Core S&P Small-Cap ETF	30	22.88	to	74.45	2,052	1.43%	1.75%	to	3.20%	12.35%	to	14.02%
iShares® Core U.S. Aggregate Bond ETF	18	21.31	to	25.99	402	3.17%	1.75%	to	3.20%	2.28%	to	3.81%
iShares® iBoxx $ High Yield Corporate Bond ETF	1	23.34	to	35.03	36	5.91%	1.75%	to	3.20%	7.97%	to	9.59%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	27	21.76	to	28.93	671	3.91%	1.75%	to	3.20%	5.74%	to	7.32%
iShares® International Treasury Bond ETF	97	17.97	to	18.38	1,624	—%	1.75%	to	3.20%	2.20%	to	3.73%
iShares® S&P 500 Growth ETF	18	25.93	to	108.10	1,764	1.11%	1.75%	to	3.20%	25.69%	to	27.57%
iShares® S&P 500 Value ETF	5	28.01	to	78.53	353	1.80%	1.75%	to	3.20%	18.18%	to	19.94%
iShares® TIPS Bond ETF	2	22.01	to	27.45	46	2.70%	1.75%	to	3.20%	0.50%	to	2.00%
Vanguard® Developed Markets Index Fund, ETF Shares	45	22.90	to	39.38	1,815	3.21%	1.75%	to	3.20%	14.15%	to	15.86%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	10	26.65	to	83.75	715	2.00%	1.75%	to	3.20%	10.84%	to	12.50%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	7	19.15	to	25.08	187	3.46%	1.75%	to	3.20%	5.79%	to	7.37%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	1	21.71	to	32.07	16	3.79%	1.75%	to	3.20%	5.50%	to	7.08%
Vanguard® Large-Cap Index Fund, ETF Shares	6	26.75	to	95.30	496	1.54%	1.75%	to	3.20%	23.12%	to	24.96%
Vanguard® Mega Cap Index Fund, ETF Shares	1	27.40	to	100.51	136	1.49%	1.75%	to	3.20%	25.63%	to	27.50%
Vanguard® Real Estate Index Fund, ETF Shares	5	21.95	to	53.97	246	4.25%	1.75%	to	3.20%	8.21%	to	9.82%
Vanguard® Short-Term Bond Index Fund, ETF Shares	*-	22.62	to	23.66	9	2.41%	1.75%	to	3.20%	1.57%	to	3.09%
Vanguard® Total Bond Market Index Fund, ETF Shares	538	21.30	to	26.07	12,086	3.12%	1.75%	to	3.20%	2.28%	to	3.81%

-*Less than 500.	34

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2022		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Affiliated:
Touchstone VST Balanced Fund	1,539	$8.78	to	$9.02	$13,688	0.46%	0.60%	to	2.15%	(17.75)%	to	(16.45)%
Touchstone VST Bond Fund	181	9.00	to	9.35	1,642	1.72%	0.60%	to	1.67%	(15.34)%	to	(14.42)%
Touchstone VST Common Stock Fund	1207	13.27	to	13.78	16,169	0.22%	0.60%	to	1.67%	(19.16)%	to	(18.28)%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	58	23.63	to	24.29	1,749	1.26%	1.10%	to	1.35%	(19.05)%	to	(18.84)%
Fidelity VIP Overseas Portfolio	26	11.54	to	13.68	922	0.97%	0.60%	to	1.67%	(25.74)%	to	(24.94)%
Fidelity VIP Equity-Income Portfolio	81	38.04	to	39.10	7,843	1.96%	1.10%	to	1.35%	(6.24)%	to	(6.00)%
Fidelity VIP Growth Portfolio	21	233.85	to	233.85	4,836	0.62%	1.35%	to	1.35%	(25.48)%	to	(25.48)%
Fidelity VIP High Income Portfolio	50			28.29	1,428	5.47%			1.35%			(12.57)%
Fidelity VIP Asset Manager Portfolio	39			62.58	2,461	2.03%			1.35%			(16.08)%
Fidelity VIP Contrafund® Portfolio	133	59.04	to	60.68	12,143	0.49%	1.10%	to	1.35%	(27.31)%	to	(27.12)%
Fidelity VIP Index 500 Portfolio	60	27.77	to	29.01	3,601	1.43%	1.10%	to	1.45%	(19.40)%	to	(19.11)%
Fidelity VIP Investment Grade Bond Portfolio	57	12.58	to	14.91	966	2.14%	0.60%	to	1.67%	(14.41)%	to	(13.48)%
Fidelity VIP Government Money Market	337	9.64	to	10.17	3,216	1.29%	0.60%	to	3.20%	(1.80)%	to	0.83%
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	8	33.96	to	34.91	284	0.51%	1.10%	to	1.35%	(25.54)%	to	(25.35)%
Fidelity VIP Mid Cap Portfolio	34	83.51	to	88.14	2,883	0.40%	1.10%	to	1.35%	(16.00)%	to	(15.79)%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	43	19.68	to	22.77	751	1.57%	0.60%	to	1.67%	(16.57)%	to	(15.66)%
Fidelity VIP Balanced Portfolio	437	27.56	to	32.03	10,265	1.06%	0.60%	to	1.67%	(19.55)%	to	(18.68)%
Fidelity VIP Bond Index Portfolio	177	8.80	to	8.97	1,561	1.45%	1.00%	to	1.55%	(14.72)%	to	(14.24)%
Fidelity VIP Contrafund® Portfolio	487	42.37	to	45.47	15,426	0.26%	0.60%	to	1.67%	(27.71)%	to	(26.93)%
Fidelity VIP Disciplined Small Cap Portfolio	94	18.82	to	22.31	1,909	0.60%	0.60%	to	1.67%	(19.81)%	to	(18.94)%
Fidelity VIP Equity-Income Portfolio	181	30.45	to	32.33	4,540	2.08%	0.60%	to	1.67%	(6.82)%	to	(5.81)%
Fidelity VIP Extended Market Index Portfolio	5	11.56	to	11.78	52	1.27%	1.00%	to	1.55%	(19.56)%	to	(19.12)%
Fidelity VIP Freedom 2010 Portfolio	22	14.53	to	17.22	333	1.92%	0.60%	to	1.67%	(15.10)%	to	(14.18)%
Fidelity VIP Freedom 2015 Portfolio	13	15.13	to	17.93	208	1.96%	0.60%	to	1.67%	(16.21)%	to	(15.30)%
Fidelity VIP Freedom 2020 Portfolio	30	15.40	to	18.25	482	1.89%	0.60%	to	1.67%	(17.37)%	to	(16.47)%
Fidelity VIP Freedom 2025 Portfolio	142	16.48	to	19.53	2,364	1.82%	0.60%	to	1.67%	(18.03)%	to	(17.14)%
Fidelity VIP Freedom 2030 Portfolio	18	16.82	to	19.93	320	1.72%	0.60%	to	1.67%	(18.47)%	to	(17.58)%
Fidelity VIP Growth Portfolio	120	43.56	to	45.82	4,310	0.35%	0.60%	to	1.67%	(25.90)%	to	(25.10)%
Fidelity VIP High Income Portfolio	293	18.63	to	21.00	5,385	9.23%	0.60%	to	1.67%	(13.15)%	to	(12.20)%
Fidelity VIP Index 500 Portfolio	1120	37.99	to	30.55	30,159	1.17%	0.60%	to	1.67%	(19.78)%	to	(18.91)%
Fidelity VIP International Index Portfolio	39	10.08	to	10.28	399	2.26%	1.00%	to	1.55%	(17.51)%	to	(17.05)%
Fidelity VIP Investment Grade Bond Portfolio	924	12.87	to	15.61	11,704	2.07%	0.60%	to	1.67%	(14.66)%	to	(13.73)%
Fidelity VIP Mid Cap Portfolio	210	47.19	to	46.74	6,555	0.25%	0.60%	to	1.67%	(16.39)%	to	(15.48)%
Fidelity VIP Overseas Portfolio	164	22.40	to	21.65	2,214	0.83%	0.60%	to	1.67%	(25.94)%	to	(25.13)%
Fidelity VIP Target Volatility Portfolio	27	13.03	to	13.77	362	2.05%	1.00%	to	1.60%	(17.00)%	to	(16.50)%
Fidelity VIP Total Market Index Portfolio	51	12.45	to	12.70	641	1.23%	1.00%	to	1.55%	(20.66)%	to	(20.22)%

-*Less than 500.	35

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2022		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	63	$22.88	to	$24.77	$1,493	—%	1.00%	to	1.67%	(10.95)%	to	(10.34)%
Franklin Growth and Income VIP Fund	45	36.60	to	37.62	1,648	3.37%	1.10%	to	1.35%	(7.86)%	to	(7.62)%
Franklin Income VIP Fund	75	30.84	to	31.70	2,328	5.12%	1.10%	to	1.35%	(6.51)%	to	(6.28)%
JP Morgan IT Mid Cap Value	10	41.39	to	45.42	407	1.06%	1.00%	to	1.67%	(9.69)%	to	(9.07)%
Morgan Stanley VIF Emerging Markets Debt Portfolio	3	22.30	to	24.06	69	7.45%	1.00%	to	1.55%	(20.00)%	to	(19.55)%
Morgan Stanley VIF U.S. Real Estate Portfolio	12	29.42	to	33.13	398	1.20%	1.00%	to	1.55%	(28.18)%	to	(27.78)%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	147	12.80	to	13.53	1,897	2.20%	1.00%	to	1.60%	(15.34)%	to	(14.83)%
Columbia VP – Small Cap Value Fund	41	32.71	to	35.89	1,376	0.48%	1.00%	to	1.67%	(10.49)%	to	(9.88)%
Franklin Growth and Income VIP Fund	148	31.26	to	33.26	4,063	3.09%	0.60%	to	1.67%	(8.36)%	to	(7.37)%
Franklin Income VIP Fund	463	24.44	to	26.39	8,852	4.93%	0.60%	to	1.67%	(7.05)%	to	(6.04)%
Franklin Large Cap Growth VIP Fund	58	28.75	to	31.71	1,599	—%	0.60%	to	1.67%	(37.60)%	to	(36.92)%
Franklin Mutual Shares VIP Fund	508	23.60	to	25.75	8,381	1.79%	0.60%	to	1.67%	(8.97)%	to	(7.99)%
Franklin Small Cap Value VIP Fund	46	20.77	to	24.61	1,001	0.99%	0.60%	to	1.67%	(11.56)%	to	(10.60)%
Invesco V.I. American Franchise Fund	10	33.17	to	37.06	300	—%	0.60%	to	1.67%	(32.44)%	to	(31.71)%
Invesco V.I. American Value Fund	190	22.02	to	24.33	4,336	0.38%	1.00%	to	1.67%	(4.48)%	to	(3.83)%
Invesco V.I. Comstock Fund	125	34.99	to	37.23	3,149	1.29%	0.60%	to	1.67%	(0.83)%	to	0.24%
Invesco V.I. EQV International Equity Fund	143	12.18	to	13.08	1,778	1.44%	1.00%	to	1.60%	(19.81)%	to	(19.32)%
Invesco V.I. Discovery Mid Cap Growth Fund	52	11.74	to	11.92	614	—%	1.00%	to	1.55%	(32.20)%	to	(31.82)%
Templeton Foreign VIP Fund	322	16.92	to	17.35	3,403	3.06%	0.60%	to	1.67%	(9.15)%	to	(8.16)%
Templeton Global Bond VIP Fund	40	7.65	to	8.11	308	—%	1.00%	to	1.60%	(6.47)%	to	(5.90)%
Templeton Growth VIP Fund	54	17.95	to	18.69	835	0.16%	0.60%	to	1.67%	(12.98)%	to	(12.03)%
Morgan Stanley VIF Emerging Markets Debt Portfolio	41	17.72	to	19.39	547	7.59%	0.60%	to	1.67%	(20.16)%	to	(19.29)%
Morgan Stanley VIF Emerging Markets Equity Portfolio	120	26.23	to	24.90	1,535	0.39%	0.60%	to	1.67%	(26.38)%	to	(25.58)%
Morgan Stanley VIF U.S. Real Estate Portfolio	151	25.76	to	27.45	1,789	0.94%	0.60%	to	1.67%	(28.43)%	to	(27.65)%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	121	23.48	to	25.20	2,899	2.15%	1.00%	to	1.60%	(38.81)%	to	(38.43)%
BlackRock Global Allocation V.I. Fund	42	13.14	to	14.10	553	—%	1.00%	to	1.60%	(17.41)%	to	(16.91)%
BlackRock High Yield V.I. Fund	19	11.62	to	12.06	214	5.02%	1.00%	to	1.55%	(11.94)%	to	(11.45)%
BlackRock Total Return V.I. Fund	46	9.17	to	9.52	418	1.88%	1.00%	to	1.55%	(15.59)%	to	(15.12)%
TOPS® Managed Risk Moderate Growth ETF Portfolio	83	11.50	to	12.19	960	14.95%	1.00%	to	1.60%	(14.91)%	to	(14.39)%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	117	9.48	to	9.83	1,114	2.80%	1.00%	to	1.55%	(14.10)%	to	(13.62)%
American Funds I.S. Capital Income Builder Fund	229	11.77	to	12.29	2,733	2.50%	1.00%	to	1.55%	(8.81)%	to	(8.30)%
American Funds I.S. Global Growth Fund	104	18.03	to	19.05	1,925	0.44%	1.00%	to	1.60%	(26.12)%	to	(25.67)%
American Funds I.S. Growth Fund	143	24.36	to	25.74	3,533	0.10%	1.00%	to	1.60%	(31.23)%	to	(30.81)%
American Funds I.S. Growth-Income Fund	141	19.71	to	20.83	2,829	1.02%	1.00%	to	1.60%	(18.04)%	to	(17.54)%
American Funds I.S. New World Fund	116	11.89	to	12.56	1,405	1.20%	1.00%	to	1.60%	(23.50)%	to	(23.03)%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	11	34.88	to	37.04	391	0.89%	1.10%	to	1.45%	(21.79)%	to	(21.51)%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	70	30.61	to	30.73	1,577	0.64%	0.60%	to	1.67%	(22.21)%	to	(21.36)%

-*Less than 500.	36

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2022		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Advisor Class:
PIMCO VIT All Asset Portfolio	80	$14.20	to	$15.69	$1,180	7.51%	1.00%	to	1.67%	(13.34)%	to	(12.75)%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	4	9.69	to	10.06	41	1.39%	1.00%	to	1.55%	(11.63)%	to	(11.14)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	213	5.43	to	6.00	1,198	20.52%	1.00%	to	1.67%	6.85%	to	7.58%
PIMCO VIT Long-Term U.S. Government Portfolio	19	8.53	to	9.05	167	1.93%	1.00%	to	1.60%	(30.08)%	to	(29.66)%
PIMCO VIT Low Duration Portfolio	166	10.04	to	11.09	1,717	1.48%	1.00%	to	1.67%	(7.40)%	to	(6.78)%
PIMCO VIT Real Return Portfolio	83	11.79	to	13.03	1,002	6.75%	1.00%	to	1.67%	(13.46)%	to	(12.87)%
PIMCO VIT Total Return Portfolio	1351	11.94	to	13.20	16,803	2.50%	1.00%	to	1.67%	(15.81)%	to	(15.24)%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	18	6.71	to	7.38	122	2.26%	1.00%	to	1.67%	9.43%	to	10.17%
Guggenheim VT Multi-Hedge Strategies Fund	35	8.86	to	9.79	328	1.22%	1.00%	to	1.67%	(5.01)%	to	(4.36)%
Guggenheim VT Long Short Equity Fund	5	10.17	to	11.24	54	0.47%	1.00%	to	1.67%	(15.81)%	to	(15.24)%
ETF Shares:
iShares® Core S&P 500 ETF	181	22.28	to	77.87	12,849	1.54%	1.75%	to	3.20%	(20.75)%	to	(19.57)%
iShares® Core S&P Mid-Cap ETF	63	21.77	to	64.38	3,841	1.60%	1.75%	to	3.20%	(15.86)%	to	(14.60)%
iShares® Core S&P Small-Cap ETF	33	20.37	to	65.29	2,002	1.31%	1.75%	to	3.20%	(18.85)%	to	(17.64)%
iShares® Core U.S. Aggregate Bond ETF	19	20.84	to	25.03	411	2.23%	1.75%	to	3.20%	(15.79)%	to	(14.54)%
iShares® iBoxx $ High Yield Corporate Bond ETF	1	21.61	to	31.97	37	4.98%	1.75%	to	3.20%	(13.83)%	to	(12.54)%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	27	20.58	to	26.96	642	2.84%	1.75%	to	3.20%	(16.75)%	to	(15.50)%
iShares® International Treasury Bond ETF	108	17.58	to	17.72	1,745	0.10%	1.75%	to	3.20%	(24.56)%	to	(23.43)%
iShares® S&P 500 Growth ETF	24	20.63	to	84.74	1,841	0.78%	1.75%	to	3.20%	(31.76)%	to	(30.74)%
iShares® S&P 500 Value ETF	6	23.70	to	65.48	356	2.01%	1.75%	to	3.20%	(8.39)%	to	(7.02)%
iShares® TIPS Bond ETF	2	21.90	to	26.91	53	6.45%	1.75%	to	3.20%	(15.03)%	to	(13.76)%
Vanguard® Developed Markets Index Fund, ETF Shares	56	20.06	to	33.99	1,949	2.76%	1.75%	to	3.20%	(18.06)%	to	(16.83)%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	11	24.04	to	74.44	706	1.87%	1.75%	to	3.20%	(12.69)%	to	(11.38)%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	8	18.10	to	23.36	201	3.69%	1.75%	to	3.20%	(20.60)%	to	(19.41)%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	1	20.57	to	29.95	28	2.85%	1.75%	to	3.20%	(16.73)%	to	(15.48)%
Vanguard® Large-Cap Index Fund, ETF Shares	7	21.72	to	76.26	514	1.47%	1.75%	to	3.20%	(22.47)%	to	(21.31)%
Vanguard® Mega Cap Index Fund, ETF Shares	2	21.81	to	78.83	126	1.51%	1.75%	to	3.20%	(22.52)%	to	(21.36)%
Vanguard® Real Estate Index Fund, ETF Shares	5	20.28	to	49.14	220	3.39%	1.75%	to	3.20%	(28.60)%	to	(27.53)%
Vanguard® Short-Term Bond Index Fund, ETF Shares	1	22.27	to	22.95	16	1.42%	1.75%	to	3.20%	(8.49)%	to	(7.12)%
Vanguard® Total Bond Market Index Fund, ETF Shares	593	20.82	to	25.12	12,936	2.36%	1.75%	to	3.20%	(15.88)%	to	(14.62)%

-*Less than 500.	37

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2021		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Affiliated:
Touchstone VST Balanced Fund (April 17, 2021)	1,707	$10.68	to	$10.80	$18,327	0.31%	0.60%	to	2.15%	6.77%	to	7.99%
Touchstone VST Bond Fund	204	10.64	to	10.92	2,177	2.30%	0.60%	to	1.67%	(2.95)%	to	(1.89)%
Touchstone VST Common Stock Fund	1418	16.42	to	16.86	23,433	0.39%	0.60%	to	1.67%	25.44%	to	26.80%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	62	29.19	to	29.93	2,288	0.93%	1.10%	to	1.35%	16.67%	to	16.96%
Fidelity VIP Overseas Portfolio	31	15.55	to	18.22	1,461	0.52%	0.60%	to	1.67%	17.70%	to	18.98%
Fidelity VIP Equity-Income Portfolio	75	40.57	to	41.59	8,167	1.82%	1.10%	to	1.35%	23.21%	to	23.52%
Fidelity VIP Growth Portfolio	24	313.79	to	313.79	7,434	—%	1.35%	to	1.35%	21.55%	to	21.55%
Fidelity VIP High Income Portfolio	51			32.36	1,654	4.99%			1.35%			3.00%
Fidelity VIP Asset Manager Portfolio	42			74.57	3,095	1.58%			1.35%			8.44%
Fidelity VIP Contrafund® Portfolio	143	81.21	to	83.27	17,965	0.06%	1.10%	to	1.35%	26.11%	to	26.43%
Fidelity VIP Index 500 Portfolio	65	34.46	to	35.86	4,830	1.14%	1.10%	to	1.45%	26.71%	to	27.16%
Fidelity VIP Investment Grade Bond Portfolio	63	14.70	to	17.23	1,262	2.00%	0.60%	to	1.67%	(2.27)%	to	(1.20)%
Fidelity VIP Government Money Market	385	9.81	to	10.08	3,667	0.01%	0.60%	to	3.20%	(1.86)%	to	(0.59)%
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	10	45.61	to	46.77	454	—%	1.10%	to	1.35%	21.42%	to	21.73%
Fidelity VIP Mid Cap Portfolio	37	99.42	to	104.66	3,700	0.51%	1.10%	to	1.35%	23.81%	to	24.13%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	60	23.58	to	26.99	1,226	1.39%	0.60%	to	1.67%	7.85%	to	9.02%
Fidelity VIP Balanced Portfolio	473	34.26	to	39.38	13,803	0.72%	0.60%	to	1.67%	16.02%	to	17.28%
Fidelity VIP Bond Index Portfolio	144	10.31	to	10.46	1,487	1.23%	1.00%	to	1.55%	(3.75)%	to	(3.22)%
Fidelity VIP Contrafund® Portfolio	504	58.62	to	62.22	21,734	0.03%	0.60%	to	1.67%	25.38%	to	26.75%
Fidelity VIP Disciplined Small Cap Portfolio	76	23.48	to	27.52	1,908	0.17%	0.60%	to	1.67%	18.38%	to	19.67%
Fidelity VIP Equity-Income Portfolio	145	32.68	to	34.33	3,539	1.60%	0.60%	to	1.67%	22.53%	to	23.86%
Fidelity VIP Extended Market Index Portfolio	3	14.37	to	14.57	50	0.89%	1.00%	to	1.55%	19.06%	to	19.72%
Fidelity VIP Freedom 2010 Portfolio	23	17.12	to	20.06	414	0.80%	0.60%	to	1.67%	3.83%	to	4.96%
Fidelity VIP Freedom 2015 Portfolio	16	18.05	to	21.16	301	0.57%	0.60%	to	1.67%	5.60%	to	6.75%
Fidelity VIP Freedom 2020 Portfolio	38	18.64	to	21.85	723	0.95%	0.60%	to	1.67%	7.44%	to	8.61%
Fidelity VIP Freedom 2025 Portfolio	144	20.10	to	23.57	2,924	0.98%	0.60%	to	1.67%	8.70%	to	9.89%
Fidelity VIP Freedom 2030 Portfolio	18	20.63	to	24.19	393	0.87%	0.60%	to	1.67%	10.20%	to	11.40%
Fidelity VIP Growth Portfolio	124	58.78	to	61.17	6,010	—%	0.60%	to	1.67%	20.85%	to	22.17%
Fidelity VIP High Income Portfolio	299	21.45	to	23.91	6,305	2.61%	0.60%	to	1.67%	2.55%	to	3.66%
Fidelity VIP Index 500 Portfolio	1196	47.36	to	37.68	40,064	1.06%	0.60%	to	1.67%	26.12%	to	27.49%
Fidelity VIP International Index Portfolio	30	12.22	to	12.39	362	4.68%	1.00%	to	1.55%	5.81%	to	6.40%
Fidelity VIP Investment Grade Bond Portfolio	995	15.08	to	18.10	14,745	1.79%	0.60%	to	1.67%	(2.55)%	to	(1.49)%
Fidelity VIP Mid Cap Portfolio	254	56.44	to	55.30	9,443	0.35%	0.60%	to	1.67%	23.21%	to	24.55%
Fidelity VIP Overseas Portfolio	148	30.24	to	28.92	2,751	0.32%	0.60%	to	1.67%	17.40%	to	18.67%
Fidelity VIP Target Volatility Portfolio	35	15.70	to	16.49	557	0.02%	1.00%	to	1.60%	10.24%	to	10.91%
Fidelity VIP Total Market Index Portfolio	41	15.70	to	15.92	638	1.77%	1.00%	to	1.55%	23.44%	to	24.13%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	69	25.70	to	27.63	1,839	—%	1.00%	to	1.67%	30.12%	to	31.01%
Franklin Growth and Income VIP Fund	47	39.72	to	40.73	1,853	2.58%	1.10%	to	1.35%	23.89%	to	24.21%
Franklin Income VIP Fund	86	32.99	to	33.82	2,824	4.71%	1.10%	to	1.35%	15.43%	to	15.72%
JP Morgan IT Mid Cap Value	14	45.83	to	49.95	630	0.89%	1.00%	to	1.67%	27.72%	to	28.59%
Morgan Stanley VIF Emerging Markets Debt Portfolio	3	27.87	to	29.91	97	5.10%	1.00%	to	1.55%	(3.54)%	to	(3.00)%

38

-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2021		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Non-Affiliated Class 1:
Morgan Stanley VIF U.S. Real Estate Portfolio	13	$40.96	to	$45.88	$609	2.07%	1.00%	to	1.55%	37.64%	to	38.40%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	158	15.13	to	15.88	2,406	1.34%	1.00%	to	1.60%	10.70%	to	11.38%
Columbia VP – Small Cap Value Fund	48	36.54	to	39.83	1,777	0.51%	1.00%	to	1.67%	26.65%	to	27.52%
Franklin Growth and Income VIP Fund	171	34.11	to	35.90	5,122	2.46%	0.60%	to	1.67%	23.15%	to	24.49%
Franklin Income VIP Fund	598	26.29	to	28.09	12,009	4.76%	0.60%	to	1.67%	14.81%	to	16.05%
Franklin Large Cap Growth VIP Fund	126	46.07	to	50.26	5,977	—%	0.60%	to	1.67%	13.35%	to	14.58%
Franklin Mutual Shares VIP Fund	570	25.93	to	27.98	10,357	2.90%	0.60%	to	1.67%	17.18%	to	18.45%
Franklin Small Cap Value VIP Fund	50	23.48	to	27.53	1,230	0.98%	0.60%	to	1.67%	23.27%	to	24.61%
Invesco V.I. American Franchise Fund	10	49.10	to	54.26	462	—%	0.60%	to	1.67%	9.78%	to	10.98%
Invesco V.I. American Value Fund	328	23.05	to	25.30	7,864	0.23%	1.00%	to	1.67%	25.49%	to	26.35%
Invesco V.I. Comstock Fund	158	35.28	to	37.14	4,036	1.58%	0.60%	to	1.67%	30.82%	to	32.24%
Invesco V.I. International Growth Fund	147	15.19	to	16.21	2,274	1.08%	1.00%	to	1.60%	3.92%	to	4.55%
Invesco V.I. Discovery Mid Cap Growth Series II (a)	41	17.32	to	17.48	715	—%	1.00%	to	1.55%	16.95%	to	17.61%
Templeton Foreign VIP Fund	350	18.63	to	18.89	4,071	1.81%	0.60%	to	1.67%	2.42%	to	3.53%
Templeton Global Bond VIP Fund	40	8.18	to	8.62	329	—%	1.00%	to	1.60%	(6.51)%	to	(5.94)%
Templeton Growth VIP Fund	57	20.62	to	21.24	1,033	1.10%	0.60%	to	1.67%	3.12%	to	4.24%
Morgan Stanley VIF Emerging Markets Debt Portfolio	42	22.20	to	24.02	690	5.17%	0.60%	to	1.67%	(3.60)%	to	(2.55)%
Morgan Stanley VIF Emerging Markets Equity Portfolio	113	35.64	to	33.46	1,956	0.79%	0.60%	to	1.67%	1.23%	to	2.34%
Morgan Stanley VIF U.S. Real Estate Portfolio	155	35.99	to	37.94	2,602	1.83%	0.60%	to	1.67%	37.11%	to	38.60%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	115	38.36	to	40.94	4,488	—%	1.00%	to	1.60%	18.96%	to	19.68%
BlackRock Global Allocation V.I. Fund	39	15.91	to	16.97	636	0.84%	1.00%	to	1.60%	4.71%	to	5.35%
BlackRock High Yield V.I. Fund	21	13.20	to	13.62	277	3.86%	1.00%	to	1.55%	3.58%	to	4.16%
BlackRock Total Return V.I. Fund	48	10.86	to	11.21	516	1.25%	1.00%	to	1.55%	(3.22)%	to	(2.68)%
TOPS® Managed Risk Moderate Growth ETF Portfolio	94	13.51	to	14.24	1,279	1.03%	1.00%	to	1.60%	9.21%	to	9.87%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America (a)	110	11.03	to	11.38	1,223	1.37%	1.00%	to	1.55%	(2.13)%	to	(1.58)%
American Funds I.S. Capital Income Builder Fund	251	12.91	to	13.40	3,277	2.49%	1.00%	to	1.55%	12.90%	to	13.53%
American Funds I.S. Global Growth Fund	107	24.40	to	25.63	2,662	0.21%	1.00%	to	1.60%	14.28%	to	14.97%
American Funds I.S. Growth Fund	142	35.42	to	37.20	5,068	0.06%	1.00%	to	1.60%	19.74%	to	20.47%
American Funds I.S. Growth-Income Fund	169	24.05	to	25.26	4,128	0.95%	1.00%	to	1.60%	21.82%	to	22.56%
American Funds I.S. New World Fund	78	15.54	to	16.32	1,226	0.69%	1.00%	to	1.60%	2.96%	to	3.58%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	10	44.59	to	47.19	476	0.85%	1.10%	to	1.45%	12.84%	to	13.24%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	68	39.35	to	39.08	1,978	0.55%	0.60%	to	1.67%	12.28%	to	13.50%
Advisor Class:
PIMCO VIT All Asset Portfolio	86	$16.39	to	$17.98	1,449	10.95%	1.00%	to	1.67%	14.10%	to	14.88%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	4	10.97	to	11.32	47	1.48%	1.00%	to	1.55%	(3.57)%	to	(3.03)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	241	5.08	to	5.58	1,266	3.96%	1.00%	to	1.67%	30.89%	to	31.78%
PIMCO VIT Long-Term U.S. Government Portfolio	25	12.21	to	12.87	310	1.46%	1.00%	to	1.60%	(6.40)%	to	(5.83)%

39

-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2021		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Advisor Class (continued):
PIMCO VIT Low Duration Portfolio	218	10.84	to	11.89	2,412	0.42%	1.00%	to	1.67%	(2.68)%	to	(2.02)%
PIMCO VIT Real Return Portfolio	76	13.63	to	14.95	1,066	4.88%	1.00%	to	1.67%	3.72%	to	4.43%
PIMCO VIT Total Return Portfolio	1447	14.19	to	15.57	21,301	1.73%	1.00%	to	1.67%	(3.01)%	to	(2.35)%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	22	6.13	to	6.70	136	—%	1.00%	to	1.67%	(0.75)%	to	(0.07)%
Guggenheim VT Multi-Hedge Strategies Fund	33	9.33	to	10.24	320	—%	1.00%	to	1.67%	6.30%	to	7.02%
Guggenheim VT Long Short Equity Fund	5	12.08	to	13.26	66	0.65%	1.00%	to	1.67%	21.73%	to	22.56%
ETF Shares:
iShares® Core S&P 500 ETF	194	28.12	to	96.81	17,407	1.31%	1.75%	to	3.20%	12.46%	to	26.51%
iShares® Core S&P Mid-Cap ETF	71	25.88	to	75.39	5,132	1.22%	1.75%	to	3.20%	3.52%	to	22.53%
iShares® Core S&P Small-Cap ETF	35	25.10	to	79.27	2,658	1.53%	1.75%	to	3.20%	0.38%	to	24.38%
iShares® Core U.S. Aggregate Bond ETF	22	24.75	to	29.29	558	1.75%	1.75%	to	3.20%	(1.01)%	to	(3.49)%
iShares® iBoxx $ High Yield Corporate Bond ETF	1	25.08	to	36.55	48	4.03%	1.75%	to	3.20%	0.32%	to	1.93%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	32	24.72	to	31.90	883	2.30%	1.75%	to	3.20%	(1.13)%	to	(3.38)%
iShares® International Treasury Bond ETF	104	23.31	to	23.14	2,210	0.38%	1.75%	to	3.20%	(6.77)%	to	(10.84)%
iShares® S&P 500 Growth ETF	23	30.23	to	122.34	2,604	0.53%	1.75%	to	3.20%	20.90%	to	29.50%
iShares® S&P 500 Value ETF	8	25.87	to	70.42	524	1.92%	1.75%	to	3.20%	3.48%	to	22.54%
iShares® TIPS Bond ETF	3	25.78	to	31.20	77	4.34%	1.75%	to	3.20%	3.12%	to	3.82%
Vanguard® Developed Markets Index Fund, ETF Shares	58	24.48	to	40.86	2,442	3.09%	1.75%	to	3.20%	(2.08)%	to	9.69%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	14	27.53	to	84.01	1,032	1.69%	1.75%	to	3.20%	10.13%	to	21.59%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	8	22.80	to	28.98	261	2.56%	1.75%	to	3.20%	(8.79)%	to	(0.51)%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	1	24.71	to	35.43	37	2.16%	1.75%	to	3.20%	(1.18)%	to	(3.49)%
Vanguard® Large-Cap Index Fund, ETF Shares	9	28.02	to	96.91	829	1.29%	1.75%	to	3.20%	12.07%	to	25.17%
Vanguard® Mega Cap Index Fund, ETF Shares	2	28.16	to	100.24	169	1.27%	1.75%	to	3.20%	12.62%	to	25.34%
Vanguard® Real Estate Index Fund, ETF Shares	5	28.41	to	67.80	299	2.89%	1.75%	to	3.20%	13.63%	to	38.06%
Vanguard® Short-Term Bond Index Fund, ETF Shares	1	24.34	to	24.71	20	1.15%	1.75%	to	3.20%	(2.66)%	to	(2.80)%
Vanguard® Total Bond Market Index Fund, ETF Shares	652	24.76	to	29.42	16,771	1.89%	1.75%	to	3.20%	(0.98)%	to	(3.58)%

40

-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2020		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Affiliated:
Touchstone VST Aggressive ETF Fund	240	$19.98	to	$25.30	$5,979	1.81%	1.00%	to	1.60%	10.05%	to	10.72%
Touchstone VST Bond Fund	208	10.96	to	11.07	2,281	1.77%	1.00%	to	1.67%	7.79%	to	8.53%
Touchstone VST Common Stock Fund	1,580	13.09	to	13.22	20,755	0.60%	1.00%	to	1.67%	21.42%	to	22.25%
Touchstone VST Conservative ETF Fund	286	16.25	to	20.04	5,280	2.52%	1.00%	to	1.60%	8.15%	to	8.81%
Touchstone VST Moderate ETF Fund	350	22.20	to	23.13	6,967	2.22%	1.00%	to	2.05%	8.79%	to	9.96%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	67	25.02	to	40.75	2,153	1.43%	1.35%	to	1.35%	20.74%	to	20.74%
Fidelity VIP Overseas Portfolio	34	13.43	to	17.88	1,330	0.45%	1.15%	to	1.55%	13.82%	to	14.28%
Fidelity VIP Equity-Income Portfolio	88	32.93	to	33.67	7,700	1.82%	1.10%	to	1.35%	5.25%	to	5.52%
Fidelity VIP Growth Portfolio	27	258.15	to	258.15	6,921	0.07%	1.35%	to	1.35%	41.95%	to	41.95%
Fidelity VIP High Income Portfolio	53			31.42	1,680	5.23%			1.35%			1.36%
Fidelity VIP Asset Manager Portfolio	45			68.77	3,064	1.53%			1.35%			13.32%
Fidelity VIP Contrafund® Portfolio	157	64.40	to	65.86	15,609	0.25%	1.10%	to	1.35%	28.80%	to	29.13%
Fidelity VIP Index 500 Portfolio	90	27.19	to	28.20	5,033	1.74%	1.10%	to	1.45%	16.52%	to	16.94%
Fidelity VIP Investment Grade Bond Portfolio	68	15.30	to	16.51	1,402	2.14%	1.00%	to	1.55%	7.70%	to	8.30%
Fidelity VIP Government Money Market	448	9.30	to	9.91	4,345	0.31%	1.00%	to	2.75%	(2.44)%	to	(0.68)%
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	10	37.57	to	37.57	386	0.06%	1.35%	to	1.35%	41.81%	to	41.81%
Fidelity VIP Mid Cap Portfolio	38	80.30	to	84.32	3,114	0.56%	1.10%	to	1.35%	16.45%	to	16.74%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	64	17.36	to	25.01	1,226	1.32%	1.00%	to	1.60%	12.70%	to	13.39%
Fidelity VIP Balanced Portfolio	513	24.05	to	33.83	12,865	1.29%	1.00%	to	1.60%	20.17%	to	20.91%
Fidelity VIP Bond Index Portfolio	33	10.72	to	10.78	354	2.03%	1.15%	to	1.55%	5.60%	to	6.03%
Fidelity VIP Contrafund® Portfolio	565	46.75	to	52.74	19,355	0.08%	1.00%	to	1.67%	28.06%	to	28.93%
Fidelity VIP Disciplined Small Cap Portfolio	76	20.16	to	21.76	1,602	0.57%	1.00%	to	1.55%	16.29%	to	16.94%
Fidelity VIP Equity-Income Portfolio	170	26.67	to	27.56	3,358	1.63%	1.00%	to	1.67%	4.66%	to	5.38%
Fidelity VIP Extended Market Index Portfolio	5	12.07	to	12.11	59	1.67%	1.35%	to	1.55%	14.39%	to	14.62%
Fidelity VIP Freedom 2010 Portfolio	25	17.02	to	17.63	420	1.07%	1.15%	to	1.60%	10.44%	to	10.95%
Fidelity VIP Freedom 2015 Portfolio	26	17.76	to	18.62	456	1.05%	1.15%	to	1.60%	11.75%	to	12.26%
Fidelity VIP Freedom 2020 Portfolio	35	18.20	to	18.64	613	0.98%	1.15%	to	1.60%	12.89%	to	13.40%
Fidelity VIP Freedom 2025 Portfolio	122	19.47	to	19.88	2,274	1.00%	1.15%	to	1.60%	13.83%	to	14.35%
Fidelity VIP Freedom 2030 Portfolio	18	18.78	to	20.12	353	1.04%	1.15%	to	1.55%	14.84%	to	15.30%
Fidelity VIP Growth Portfolio	129	36.00	to	44.89	5,173	0.04%	1.00%	to	1.60%	41.25%	to	42.11%
Fidelity VIP High Income Portfolio	331	17.12	to	27.05	6,779	6.88%	1.00%	to	1.60%	0.78%	to	1.40%
Fidelity VIP Index 500 Portfolio	1223	37.55	to	35.19	32,420	1.56%	1.00%	to	1.67%	15.98%	to	16.77%
Fidelity VIP International Index Portfolio	5	11.55	to	11.62	57	3.86%	1.15%	to	1.55%	8.63%	to	9.07%
Fidelity VIP Investment Grade Bond Portfolio	1019	14.53	to	20.14	15,439	2.05%	1.00%	to	1.60%	7.42%	to	8.07%
Fidelity VIP Mid Cap Portfolio	287	22.90	to	53.30	8,708	0.40%	1.00%	to	1.60%	15.98%	to	16.69%
Fidelity VIP Overseas Portfolio	166	13.39	to	25.09	2,617	0.22%	1.00%	to	1.60%	13.49%	to	14.18%
Fidelity VIP Target Volatility Portfolio	35	14.29	to	14.71	499	1.29%	1.15%	to	1.55%	7.30%	to	7.74%
Fidelity VIP Total Market Index Portfolio	6	12.72	to	12.79	82	2.17%	1.15%	to	1.55%	18.12%	to	18.60%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	71	19.89	to	20.78	1,442	—%	1.15%	to	1.60%	5.76%	to	6.25%
Franklin Growth and Income VIP Fund	50	32.06	to	32.06	1,600	3.89%	1.35%	to	1.35%	4.38%	to	4.38%
Franklin Income VIP Fund	91	28.58	to	29.23	2,599	5.97%	1.10%	to	1.35%	(0.39)%	to	(0.14)%
JP Morgan IT Mid Cap Value	15	36.40	to	38.85	548	1.49%	1.00%	to	1.55%	(1.19)%	to	(0.63)%
Morgan Stanley VIF Emerging Markets Debt Portfolio	3	28.78	to	36.55	104	4.47%	1.10%	to	1.45%	4.01%	to	4.38%
Morgan Stanley VIF U.S. Real Estate Portfolio	14	29.76	to	33.15	480	2.69%	1.00%	to	1.55%	(18.14)%	to	(17.68)%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	161	13.71	to	14.26	2,215	1.50%	1.00%	to	1.55%	4.24%	to	4.82%
Columbia VP – Small Cap Value Fund	59	29.09	to	30.68	1,738	0.34%	1.15%	to	1.60%	6.85%	to	7.34%
Franklin Growth and Income VIP Fund	184	21.45	to	32.65	4,444	3.78%	1.00%	to	1.60%	3.83%	to	4.47%
Franklin Income VIP Fund	728	16.22	to	29.10	12,556	5.88%	1.00%	to	1.60%	(0.92)%	to	(0.31)%
Franklin Large Cap Growth VIP Fund	147	33.81	to	50.29	6,183	—%	1.00%	to	1.60%	42.32%	to	43.19%
Franklin Mutual Shares VIP Fund	607	15.07	to	27.17	9,423	2.92%	1.00%	to	1.60%	(6.56)%	to	(5.99)%
Franklin Small Cap Value VIP Fund	54	22.66	to	24.24	1,076	1.51%	1.15%	to	1.60%	3.51%	to	3.98%

-*Less than 500.	41

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2020		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Non-Affiliated Class 2 (continued):
Invesco V.I. American Franchise Fund	11	$37.03	to	$38.53	$460	—%	1.15%	to	1.60%	39.73%	to	40.36%
Invesco V.I. American Value Fund	355	18.54	to	20.02	6,771	0.64%	1.00%	to	1.60%	(0.76)%	to	(0.15)%
Invesco V.I. Comstock Fund	183	19.57	to	33.26	3,515	2.20%	1.00%	to	1.60%	(2.67)%	to	(2.08)%
Invesco V.I. International Growth Fund	142	14.62	to	15.27	2,103	2.09%	1.15%	to	1.60%	11.92%	to	12.43%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Series II (b)	46	14.81	to	14.85	676	—%	1.15%	to	1.55%	48.06%	to	48.47%
Templeton Foreign VIP Fund	355	10.09	to	22.10	4,045	3.44%	1.00%	to	1.60%	(2.74)%	to	(2.15)%
Templeton Global Bond VIP Fund	38	8.78	to	9.06	333	8.64%	1.15%	to	1.55%	(6.75)%	to	(6.37)%
Templeton Growth VIP Fund	60	13.22	to	24.43	1,068	3.06%	1.00%	to	1.60%	4.11%	to	4.74%
Morgan Stanley VIF Emerging Markets Debt Portfolio	52	15.67	to	13.54	870	4.51%	1.15%	to	1.60%	3.84%	to	4.32%
Morgan Stanley VIF Emerging Markets Equity Portfolio	118	10.42	to	45.28	2,034	1.28%	1.00%	to	1.60%	12.53%	to	13.22%
Morgan Stanley VIF U.S. Real Estate Portfolio	176	13.72	to	15.00	2,130	2.56%	1.15%	to	1.60%	(18.43)%	to	(18.05)%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	126	32.25	to	33.71	4,150	—%	1.15%	to	1.60%	39.25%	to	39.89%
BlackRock Global Allocation V.I. Fund	41	15.19	to	16.11	623	1.26%	1.00%	to	1.60%	18.78%	to	19.50%
BlackRock High Yield V.I. Fund	18	12.74	to	12.99	230	5.05%	1.15%	to	1.55%	5.38%	to	5.80%
BlackRock Total Return V.I. Fund	33	11.23	to	11.33	374	1.87%	1.35%	to	1.55%	6.87%	to	7.09%
TOPS® Managed Risk Moderate Growth ETF Portfolio	95	12.42	to	12.81	1,178	2.17%	1.15%	to	1.55%	4.26%	to	4.68%
Non-Affiliated Class 4:
American Funds I.S. Bond Fund	104	11.27	to	11.49	1,176	2.33%	1.15%	to	1.55%	7.68%	to	8.12%
American Funds I.S. Capital Income Builder Fund	253	11.43	to	11.80	2,926	2.75%	1.00%	to	1.55%	2.50%	to	3.07%
American Funds I.S. Global Growth Fund	132	21.36	to	22.05	2,877	0.16%	1.15%	to	1.60%	28.08%	to	28.67%
American Funds I.S. Growth Fund	134	29.69	to	30.55	4,001	0.20%	1.15%	to	1.55%	49.36%	to	49.97%
American Funds I.S. Growth-Income Fund	193	19.74	to	20.39	3,851	1.22%	1.15%	to	1.60%	11.44%	to	11.95%
American Funds I.S. New World Fund	69	15.15	to	15.59	1,062	0.04%	1.15%	to	1.55%	21.38%	to	21.88%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	11	39.52	to	41.67	429	1.14%	1.10%	to	1.45%	17.70%	to	18.12%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	67	21.77	to	37.88	1,742	0.91%	1.00%	to	1.55%	17.24%	to	17.90%
Advisor Class:
PIMCO VIT All Asset Portfolio	92	14.60	to	13.80	1,368	4.87%	1.15%	to	1.60%	6.18%	to	6.67%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	4	11.38	to	11.59	49	5.88%	1.15%	to	1.55%	3.82%	to	4.24%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	309	3.95	to	4.23	1,237	6.32%	1.00%	to	1.60%	(0.39)%	to	0.22%
PIMCO VIT Long-Term U.S. Government Portfolio	21	13.04	to	13.50	275	1.59%	1.15%	to	1.60%	15.40%	to	15.93%
PIMCO VIT Low Duration Portfolio	217	11.20	to	12.14	2,457	1.07%	1.00%	to	1.60%	1.24%	to	1.86%
PIMCO VIT Real Return Portfolio	69	13.23	to	12.09	935	1.32%	1.15%	to	1.60%	9.82%	to	10.32%
PIMCO VIT Total Return Portfolio	1315	14.96	to	15.94	19,908	2.03%	1.00%	to	1.60%	6.80%	to	7.45%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	24	6.23	to	6.71	151	3.85%	1.00%	to	1.60%	0.96%	to	1.57%
Guggenheim VT Multi-Hedge Strategies Fund	34	8.97	to	9.57	313	1.28%	1.00%	to	1.60%	5.67%	to	6.31%
Guggenheim VT Long Short Equity Fund	6	10.30	to	10.82	59	0.83%	1.00%	to	1.60%	3.25%	to	3.88%
ETF Shares:
iShares® Core S&P 500 ETF	243	70.26	to	76.52	17,460	1.79%	1.75%	to	2.75%	15.10%	to	16.28%
iShares® Core S&P Mid-Cap ETF	90	58.24	to	61.52	5,332	1.56%	1.75%	to	2.75%	10.43%	to	11.56%
iShares® Core S&P Small-Cap ETF	47	60.23	to	63.73	2,891	1.40%	1.75%	to	2.75%	8.19%	to	9.30%
iShares® Core U.S. Aggregate Bond ETF	22	26.28	to	30.35	586	2.16%	1.75%	to	2.75%	4.52%	to	5.60%
iShares® iBoxx $ High Yield Corporate Bond ETF	2	32.24	to	34.89	71	5.07%	1.90%	to	2.75%	1.57%	to	2.46%
iShares® 5-10 Year Investment Grade Corporate Bond ETF (a)	27	29.21	to	31.62	778	2.85%	1.90%	to	2.75%	6.62%	to	7.55%
iShares® International Treasury Bond ETF	93	23.65	to	25.95	2,235	—%	1.75%	to	2.75%	7.83%	to	8.94%
iShares® S&P 500 Growth ETF	28	84.37	to	94.47	2,444	0.97%	1.75%	to	2.75%	29.57%	to	30.90%
iShares® S&P 500 Value ETF	9	54.30	to	58.77	520	2.63%	1.90%	to	2.75%	(1.62)%	to	(0.76)%
iShares® TIPS Bond ETF	3	24.46	to	26.47	78	1.23%	1.90%	to	2.75%	7.78%	to	8.73%
Vanguard® Developed Markets Index Fund, ETF Shares	65	38.40	to	37.26	2,539	2.32%	1.75%	to	2.75%	6.67%	to	7.77%

-*Less than 500.	42

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2020		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
ETF Shares (continued):
Vanguard® Dividend Appreciation Index Fund, ETF Shares	16	$61.24	to	$66.27	$1,017	1.81%	1.90%	to	2.75%	12.21%	to	13.19%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	8	31.12	to	33.68	247	2.27%	1.90%	to	2.75%	12.02%	to	13.00%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	2	31.67	to	36.72	68	2.68%	1.75%	to	2.75%	6.45%	to	7.55%
Vanguard® Large-Cap Index Fund, ETF Shares	11	71.55	to	77.43	815	1.70%	1.90%	to	2.75%	17.66%	to	18.69%
Vanguard® Mega Cap Index Fund, ETF Shares	2	73.23	to	79.98	157	1.70%	1.75%	to	2.75%	18.19%	to	19.40%
Vanguard® Real Estate Index Fund, ETF Shares	6	43.39	to	46.96	261	4.16%	1.90%	to	2.75%	(7.20)%	to	(6.39)%
Vanguard® Short-Term Bond Index Fund, ETF Shares	1	23.26	to	25.08	23	1.82%	1.90%	to	2.75%	1.82%	to	2.71%
Vanguard® Total Bond Market Index Fund, ETF Shares	609	26.34	to	30.51	16,393	2.23%	1.75%	to	2.75%	4.75%	to	5.83%

-*Less than 500.	43

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2019		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Affiliated:
Touchstone VST Aggressive ETF Fund	250	$20.62	to	$22.85	$5,628	1.65%	1.00%	to	1.67%	20.34%	to	21.16%
Touchstone VST Bond Fund (July 12, 2019)	209	10.17	to	10.20	2,129	1.26%	1.00%	to	1.67%	1.67%	to	2.00%
Touchstone VST Common Stock Fund (July 12, 2019)	1,834	10.78	to	10.81	19,789	0.55%	1.00%	to	1.67%	7.77%	to	8.12%
Touchstone VST Conservative ETF Fund	331	15.03	to	18.42	5,619	2.47%	1.00%	to	1.60%	13.62%	to	14.31%
Touchstone VST Moderate ETF Fund	376	20.40	to	21.04	6,855	2.03%	1.00%	to	2.05%	16.53%	to	17.77%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	76	20.72	to	33.75	2,023	1.73%	1.35%	to	1.35%	22.83%	to	22.83%
Fidelity VIP Overseas Portfolio	36	11.80	to	15.65	1,223	1.68%	1.15%	to	1.55%	25.79%	to	26.30%
Fidelity VIP Equity-Income Portfolio	93	31.28	to	31.91	7,810	1.98%	1.10%	to	1.35%	25.72%	to	26.04%
Fidelity VIP Growth Portfolio	29	181.86	to	181.86	5,227	0.26%	1.35%	to	1.35%	32.50%	to	32.50%
Fidelity VIP High Income Portfolio	56	31.00	to	31.00	1,743	5.31%	1.35%	to	1.35%	13.55%	to	13.55%
Fidelity VIP Asset Manager Portfolio	46	60.68	to	60.68	2,777	1.76%	1.35%	to	1.35%	16.65%	to	16.65%
Fidelity VIP Contrafund® Portfolio	178	50.00	to	51.00	13,551	0.45%	1.10%	to	1.35%	29.80%	to	30.13%
Fidelity VIP Index 500 Portfolio	101	23.34	to	24.11	4,690	1.91%	1.10%	to	1.45%	29.45%	to	29.91%
Fidelity VIP Investment Grade Bond Portfolio	76	14.20	to	15.24	1,426	2.65%	1.00%	to	1.55%	7.97%	to	8.57%
Fidelity VIP Government Money Market	344	9.53	to	9.98	3,369	2.06%	1.00%	to	2.75%	(0.79)%	to	1.00%
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	12	26.49	to	26.49	323	0.16%	1.35%	to	1.35%	32.37%	to	32.37%
Fidelity VIP Mid Cap Portfolio	41	68.96	to	72.23	2,892	0.78%	1.10%	to	1.35%	21.68%	to	21.99%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	65	19.42	to	22.06	1,103	1.72%	1.00%	to	1.67%	16.04%	to	16.83%
Fidelity VIP Balanced Portfolio	498	24.59	to	27.98	10,560	1.62%	1.00%	to	1.67%	22.04%	to	22.88%
Fidelity VIP Bond Index Portfolio (July 12, 2019)	8	10.15	to	10.15	85	3.77%	1.55%	to	1.55%	1.48%	to	1.48%
Fidelity VIP Contrafund® Portfolio	667	36.51	to	40.90	17,646	0.21%	1.00%	to	1.67%	29.08%	to	29.96%
Fidelity VIP Disciplined Small Cap Portfolio	87	17.07	to	18.61	1,546	0.81%	1.00%	to	1.67%	21.31%	to	22.14%
Fidelity VIP Equity-Income Portfolio	176	25.48	to	26.16	3,356	1.87%	1.00%	to	1.67%	24.99%	to	25.84%
Fidelity VIP Extended Market Index Portfolio (July 12, 2019)	3	10.55	to	10.55	37	1.20%	1.55%	to	1.55%	5.51%	to	5.51%
Fidelity VIP Freedom 2010 Portfolio	26	14.94	to	15.56	397	1.81%	1.35%	to	1.67%	13.82%	to	14.19%
Fidelity VIP Freedom 2015 Portfolio	26	15.89	to	16.59	413	1.70%	1.15%	to	1.60%	16.09%	to	16.62%
Fidelity VIP Freedom 2020 Portfolio	42	16.12	to	16.44	653	1.78%	1.15%	to	1.60%	17.96%	to	18.50%
Fidelity VIP Freedom 2025 Portfolio	120	17.11	to	17.38	1,969	1.84%	1.15%	to	1.60%	19.57%	to	20.12%
Fidelity VIP Freedom 2030 Portfolio	22	16.32	to	19.60	363	1.33%	1.15%	to	1.67%	22.04%	to	22.69%
Fidelity VIP Growth Portfolio	136	34.46	to	31.59	3,900	0.05%	1.00%	to	1.67%	31.74%	to	32.64%
Fidelity VIP High Income Portfolio	336	20.77	to	26.68	6,807	6.67%	1.00%	to	1.67%	12.85%	to	13.62%
Fidelity VIP Index 500 Portfolio	1,273	32.38	to	30.14	29,166	1.73%	1.00%	to	1.67%	28.83%	to	29.71%
Fidelity VIP International Index Portfolio (July 12, 2019)	*-	10.65	to	10.65	2	12.35%	1.15%	to	1.15%	6.52%	to	6.52%
Fidelity VIP Investment Grade Bond Portfolio	1,065	14.42	to	18.64	15,005	2.58%	1.00%	to	1.67%	7.58%	to	8.31%
Fidelity VIP Mid Cap Portfolio	335	39.52	to	45.68	8,716	0.70%	1.00%	to	1.67%	21.12%	to	21.94%
Fidelity VIP Overseas Portfolio	196	22.72	to	21.97	2,673	1.20%	1.00%	to	1.67%	25.37%	to	26.23%
Fidelity VIP Target Volatility Portfolio	36	13.32	to	13.65	486	1.37%	1.15%	to	1.55%	16.81%	to	17.28%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund (a)	80	18.69	to	19.56	1,539	—%	1.15%	to	1.67%	29.43%	to	30.11%
Franklin Growth and Income VIP Fund	57	30.72	to	30.72	1,751	2.50%	1.35%	to	1.35%	24.35%	to	24.35%
Franklin Income VIP Fund	106	28.69	to	29.27	3,053	5.59%	1.10%	to	1.35%	14.85%	to	15.14%
JP Morgan IT Mid Cap Value	18	36.84	to	39.09	630	1.70%	1.00%	to	1.55%	24.80%	to	25.49%
Morgan Stanley VIF Emerging Markets Debt Portfolio	3	27.81	to	35.02	107	5.33%	1.10%	to	1.55%	12.48%	to	13.00%
Morgan Stanley VIF U.S. Real Estate Portfolio	17	36.36	to	40.27	714	1.86%	1.00%	to	1.55%	17.10%	to	17.75%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	163	13.15	to	13.61	2,148	2.35%	1.00%	to	1.55%	16.16%	to	16.81%
Columbia VP – Small Cap Value Fund	65	27.02	to	28.58	1,751	0.27%	1.15%	to	1.67%	18.97%	to	19.59%
Franklin Growth and Income VIP Fund	215	26.69	to	31.25	4,983	2.23%	1.00%	to	1.67%	23.56%	to	24.40%
Franklin Income VIP Fund	842	23.13	to	29.19	14,513	5.40%	1.00%	to	1.67%	14.12%	to	14.90%
Franklin Large Cap Growth VIP Fund	170	28.58	to	35.12	5,003	—%	1.00%	to	1.67%	32.33%	to	33.23%
Franklin Mutual Shares VIP Fund	593	23.70	to	28.91	9,919	1.84%	1.00%	to	1.67%	20.53%	to	21.35%
Franklin Small Cap Value VIP Fund	58	18.42	to	23.32	1,104	1.06%	1.15%	to	1.67%	24.24%	to	24.90%
Invesco V.I. American Franchise Fund	12	32.03	to	27.45	356	—%	1.15%	to	1.67%	34.15%	to	34.86%

44
-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2019		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Non-Affiliated Class 2 (continued):
Invesco V.I. American Value Fund	386	$18.52	to	$20.05	$7,406	0.44%	1.00%	to	1.67%	22.63%	to	23.46%
Invesco V.I. Comstock Fund	188	27.73	to	33.97	3,722	1.74%	1.00%	to	1.67%	22.86%	to	23.69%
Invesco V.I. International Growth Fund	162	13.06	to	13.59	2,146	1.33%	1.15%	to	1.60%	26.19%	to	26.77%
Invesco V.I. Mid Cap Growth Fund	20	15.17	to	15.40	305	—%	1.15%	to	1.55%	31.93%	to	32.46%
Templeton Foreign VIP Fund	366	18.71	to	22.58	4,336	1.69%	1.00%	to	1.67%	10.65%	to	11.40%
Templeton Global Bond VIP Fund	62	9.42	to	9.68	585	6.16%	1.15%	to	1.55%	0.43%	to	0.84%
Templeton Growth VIP Fund	75	19.23	to	23.32	1,234	2.80%	1.00%	to	1.67%	13.23%	to	14.00%
Morgan Stanley VIF Emerging Markets Debt Portfolio	60	22.19	to	12.98	953	5.39%	1.15%	to	1.67%	12.26%	to	12.86%
Morgan Stanley VIF Emerging Markets Equity Portfolio	146	31.30	to	39.99	2,323	1.01%	1.00%	to	1.67%	17.52%	to	18.32%
Morgan Stanley VIF U.S. Real Estate Portfolio	169	32.21	to	18.31	2,526	1.61%	1.15%	to	1.67%	16.69%	to	17.31%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	134	23.16	to	24.09	3,164	—%	1.15%	to	1.60%	29.45%	to	30.04%
BlackRock Global Allocation V.I. Fund	47	12.79	to	13.48	613	1.22%	1.00%	to	1.60%	15.87%	to	16.58%
BlackRock High Yield V.I. Fund	17	12.09	to	12.27	210	5.15%	1.15%	to	1.55%	13.08%	to	13.54%
BlackRock Total Return V.I. Fund	29	10.50	to	10.58	303	2.59%	1.35%	to	1.55%	7.46%	to	7.67%
TOPS® Managed Risk Moderate Growth ETF Portfolio	97	11.91	to	12.24	1,153	2.12%	1.15%	to	1.55%	14.36%	to	14.83%
Non-Affiliated Class 4:
American Funds I.S. Bond Fund	65	10.47	to	10.62	680	2.61%	1.15%	to	1.55%	7.39%	to	7.83%
American Funds I.S. Capital Income Builder Fund	270	11.16	to	11.45	3,032	2.77%	1.00%	to	1.55%	15.80%	to	16.44%
American Funds I.S. Global Growth Fund	133	16.67	to	17.14	2,255	0.99%	1.15%	to	1.60%	32.72%	to	33.33%
American Funds I.S. Growth Fund	128	19.82	to	20.37	2,567	0.61%	1.15%	to	1.60%	28.35%	to	28.94%
American Funds I.S. Growth-Income Fund	169	17.72	to	18.21	3,013	1.49%	1.15%	to	1.60%	23.84%	to	24.41%
American Funds I.S. New World Fund	74	12.48	to	12.79	937	0.81%	1.15%	to	1.55%	26.82%	to	27.34%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	12	33.58	to	35.28	431	1.08%	1.10%	to	1.45%	23.41%	to	23.85%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	75	29.93	to	32.13	1,678	0.75%	1.00%	to	1.67%	22.79%	to	23.62%
Advisor Class:
PIMCO VIT All Asset Portfolio	110	13.53	to	12.94	1,533	2.79%	1.15%	to	1.67%	9.88%	to	10.46%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	4	10.96	to	11.12	40	1.63%	1.15%	to	1.55%	5.25%	to	5.68%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	318	3.90	to	5.46	1,280	4.29%	1.15%	to	1.67%	9.49%	to	10.07%
PIMCO VIT Long-Term U.S. Government Portfolio	17	11.30	to	11.65	200	1.97%	1.15%	to	1.60%	11.40%	to	11.91%
PIMCO VIT Low Duration Portfolio	189	11.01	to	11.92	2,125	2.66%	1.00%	to	1.67%	2.19%	to	2.88%
PIMCO VIT Real Return Portfolio	74	11.97	to	10.96	906	1.54%	1.15%	to	1.67%	6.52%	to	7.08%
PIMCO VIT Total Return Portfolio	1,376	13.71	to	14.84	19,494	2.92%	1.00%	to	1.67%	6.44%	to	7.17%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	27	6.17	to	6.60	168	0.96%	1.00%	to	1.60%	6.41%	to	7.06%
Guggenheim VT Multi-Hedge Strategies Fund	40	8.49	to	9.00	345	2.28%	1.00%	to	1.60%	3.33%	to	3.96%
Guggenheim VT Long Short Equity Fund	7	9.97	to	10.41	72	0.58%	1.00%	to	1.60%	3.85%	to	4.48%
ETF Shares:
iShares® Core S&P 500 ETF	300	61.04	to	65.80	18,622	2.24%	1.75%	to	2.75%	27.64%	to	28.95%
iShares® Core S&P Mid-Cap ETF	101	52.74	to	55.15	5,399	1.70%	1.75%	to	2.75%	22.63%	to	23.89%
iShares® Core S&P Small-Cap ETF	51	55.67	to	58.31	2,870	1.50%	1.75%	to	2.75%	19.44%	to	20.67%
iShares® Core U.S. Aggregate Bond ETF	23	25.15	to	28.74	582	2.74%	1.75%	to	2.75%	5.47%	to	6.56%
iShares® iBoxx $ High Yield Corporate Bond ETF	2	31.74	to	34.05	74	5.04%	1.90%	to	2.75%	10.96%	to	11.93%
iShares® Intermediate-Term Corporate Bond ETF	26	27.40	to	29.40	716	3.55%	1.90%	to	2.75%	11.44%	to	12.42%
iShares® International Treasury Bond ETF	104	21.93	to	23.82	2,326	0.22%	1.75%	to	2.75%	0.91%	to	1.95%
iShares® S&P 500 Growth ETF	35	65.12	to	72.17	2,339	1.73%	1.75%	to	2.75%	27.17%	to	28.47%
iShares® S&P 500 Value ETF	9	55.20	to	59.22	520	2.31%	1.90%	to	2.75%	28.00%	to	29.12%
iShares® TIPS Bond ETF	6	22.69	to	24.35	127	1.83%	1.90%	to	2.75%	5.37%	to	6.29%
Vanguard® Developed Markets Index Fund, ETF Shares	71	36.00	to	34.57	2,603	3.14%	1.75%	to	2.75%	19.22%	to	20.45%

45
-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2019		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
ETF Shares (continued):
Vanguard® Dividend Appreciation Index Fund, ETF Shares	19	$54.58	to	$58.55	$1,049	1.83%	1.90%	to	2.75%	26.04%	to	27.14%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	8	27.78	to	29.81	222	3.24%	1.90%	to	2.75%	17.42%	to	18.44%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	2	31.92	to	34.14	61	3.47%	1.75%	to	1.90%	11.92%	to	12.09%
Vanguard® Large-Cap Index Fund, ETF Shares	12	60.81	to	65.24	728	1.98%	1.90%	to	2.75%	27.62%	to	28.74%
Vanguard® Mega Cap Index Fund, ETF Shares	2	61.96	to	66.98	140	1.96%	1.75%	to	2.75%	27.55%	to	28.86%
Vanguard® Real Estate Index Fund, ETF Shares	5	46.76	to	50.17	244	3.44%	1.90%	to	2.75%	25.31%	to	26.41%
Vanguard® Short-Term Bond Index Fund, ETF Shares	1	22.84	to	24.42	15	2.31%	1.90%	to	2.75%	2.11%	to	3.01%
Vanguard® Total Bond Market Index Fund, ETF Shares	686	25.15	to	28.83	17,584	2.76%	1.75%	to	2.75%	5.84%	to	6.93%

46
-*Less than 500.

STATUTORY-BASIS FINANCIAL STATEMENTS

National Integrity Life Insurance Company
Years Ended December 31, 2024, 2023 and 2022
With Report of Independent Auditors

National Integrity Life Insurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2024, 2023 and 2022

Report of Independent Auditors

The Board of Directors
National Integrity Life Insurance Company
Opinion
We have audited the statutory-basis financial statements of National Integrity Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2024, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for the three years ended December 31, 2024, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024 and 2023, or the results of its operations or its cash flows for the three years ended December 31, 2024.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York Department of Financial Services, Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the
1

United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services, Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
2

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young, LLP

April 15, 2025

3

National Integrity Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2024	2023
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$4,193,848	$3,731,501
Preferred and common stocks	225,789	113,665
Mortgage loans	186,308	211,831
Policy loans	55,344	54,426
Cash, cash equivalents and short-term investments	12,797	85,587
Receivable for securities	1,034	350
Securities lending reinvested collateral assets	14,148	—
Other invested assets	100,012	101,298
Total cash and invested assets	4,789,280	4,298,658

Investment income due and accrued	38,029	34,048
Net deferred income tax asset	37,750	39,043
Other admitted assets	11,731	7,894
Separate account assets	1,517,478	1,510,443
Total admitted assets	$6,394,268	$5,890,086

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$4,132,380	$3,652,313
Accident and health reserves	7	6
Liability for deposit-type contracts	179,110	154,948
Policy and contract claims	1,234	961
Total policy and contract liabilities	4,312,731	3,808,228

General expense due and accrued	39	179
Current federal income taxes payable	4,648	6,346
Transfer to (from) separate accounts due and accrued, net	(1,899)	(5,194)
Asset valuation reserve	90,559	64,497
Other liabilities	16,544	32,271
Payable for securities lending	14,148	—
Separate account liabilities	1,517,478	1,510,443
Total liabilities	5,954,248	5,416,770

Capital and surplus:
Common stock, $10 par value, authorized 200 shares, issued and outstanding 200 shares	2,000	2,000
Paid-in surplus	312,228	312,228
Accumulated surplus	125,792	159,088
Total capital and surplus	440,020	473,316
Total liabilities and capital and surplus	$6,394,268	$5,890,086
See accompanying notes.
4

National Integrity Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2024	2023	2022
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$918,766	$1,069,864	$934,357
Net investment income	221,239	182,550	139,355
Considerations for supplementary contracts with life contingencies	8,945	8,637	10,740
Amortization of the interest maintenance reserve	(1,521)	(97)	3,256
Fees from management of separate accounts	6,961	6,560	8,127
Other revenues	958	1,197	1,399
Total premiums and other revenues	1,155,348	1,268,711	1,097,234

Benefits paid or provided:
Death benefits	6,148	6,559	6,620
Annuity benefits	148,823	131,497	135,158
Surrender benefits	483,786	471,779	274,149
Payments on supplementary contracts with life contingencies	11,456	11,345	10,610
Increase (decrease) in policy reserves and other policyholders’ funds	518,831	472,626	563,493
Total benefits paid or provided	1,169,044	1,093,806	990,030

Insurance expenses and other deductions:
Commissions	24,106	27,928	25,218
General expenses	25,547	18,650	15,881
Net transfers to (from) separate accounts	(94,896)	9,192	111,477
Other deductions	681	454	713
Total insurance expenses and other deductions	(44,562)	56,224	153,289

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	30,866	118,681	(46,085)
Federal income tax expense (benefit), excluding tax on capital gains	17,124	26,818	9,110
Gain (loss) from operations before net realized capital gains (losses)	13,742	91,863	(55,195)
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	1,110	(650)	(1,784)
Net income (loss)	$14,852	$91,213	$(56,979)
See accompanying notes.

5

National Integrity Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2022	$2,000	$312,228	$112,089	$426,317
Net income (loss)	—	—	(56,979)	(56,979)
Change in net deferred income tax	—	—	21,766	21,766
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($1,905))	—	—	(7,174)	(7,174)
Net change in nonadmitted assets and related items	—	—	(23,930)	(23,930)
Change in asset valuation reserve	—	—	(825)	(825)
Change in surplus in separate accounts	—	—	7	7
Balance, December 31, 2022	2,000	312,228	44,954	359,182
Net income (loss)	—	—	91,213	91,213
Change in net deferred income tax	—	—	1,249	1,249
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $2,406)	—	—	9,050	9,050
Net change in nonadmitted assets and related items	—	—	26,527	26,527
Change in asset valuation reserve	—	—	(13,905)	(13,905)
Balance, December 31, 2023	2,000	312,228	159,088	473,316
Net income (loss)	—	—	14,852	14,852
Change in net deferred income tax	—	—	11,872	11,872
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $6,419)	—	—	24,701	24,701
Net change in nonadmitted assets and related items	—	—	(6,653)	(6,653)
Change in asset valuation reserve	—	—	(26,062)	(26,062)
Change in surplus in separate accounts	—	—	(554)	(554)
Dividends to stockholder	—	—	(47,000)	(47,000)
Prior year reserve correction	—	—	(4,452)	(4,452)
Balance, December 31, 2024	$2,000	$312,228	$125,792	$440,020
See accompanying notes.
6

National Integrity Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2024	2023	2022
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$927,712	$1,078,501	$945,097
Net investment income received	207,452	175,823	139,943
Benefits paid	(692,938)	(627,116)	(429,955)
Net transfers from (to) separate accounts	97,637	(13,985)	(94,782)
Commissions and expense paid	(50,564)	(46,285)	(41,650)
Federal income taxes recovered (paid)	(17,627)	(16,569)	(19,678)
Other, net	7,919	7,757	9,526
Net cash from (for) operations	479,591	558,126	508,501

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	768,721	542,270	602,488
Preferred and common stocks	20,648	3,028	5,982
Mortgage loans	25,847	26,695	17,088
Other invested assets	8,430	3,321	8,287
Net gains (losses) on cash, cash equivalents and short-term investments	(1)	—	—
Miscellaneous proceeds	—	245	14,699
Net proceeds from investments sold, matured or repaid	823,645	575,559	648,544

Cost of investments acquired:
Debt securities	(1,233,452)	(945,953)	(1,206,125)
Preferred and common stocks	(101,851)	(81,448)	(5,444)
Mortgage loans	(324)	(1,420)	(24,378)
Other invested assets	(437)	(714)	(1,283)
Miscellaneous applications	(17,033)	(10,098)	—
Total cost of investments acquired	(1,353,097)	(1,039,633)	(1,237,230)

Net change in policy and other loans	(918)	(2,254)	(2,764)
Net cash from (for) investments	(530,370)	(466,328)	(591,450)

Financing and miscellaneous activities
Net deposits on deposit-type contract funds and other insurance liabilities	24,163	(10,771)	37,051
Dividends paid to stockholder	(47,000)	—	—
Other cash provided (applied)	826	(32,969)	53,059
Net cash from (for) financing and miscellaneous sources	(22,011)	(43,740)	90,110

Net change in cash, cash equivalents and short-term investments	(72,790)	48,058	7,161
Cash, cash equivalents and short-term investments:
Beginning of year	85,587	37,529	30,368
End of year	$12,797	$85,587	$37,529
See accompanying notes.

7

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

1. Nature of Operations and Significant Accounting Policies
National Integrity Life Insurance Company (the Company) is a wholly-owned subsidiary of Integrity Life Insurance Company (Integrity), which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern). The Company, domiciled in the state of New York and currently licensed in eight states and the District of Columbia, specializes in the asset accumulation business with particular emphasis on retirement savings and investment products. The Company also offers interest-sensitive life insurance products. For the year ended December 31, 2024, approximately 99.0% of the gross premiums and annuity considerations for the Company were derived from New York. Fort Washington Investment Advisors, Inc. (Fort Washington), a registered investment adviser, is a nonlife insurance subsidiary of Western and Southern and is the investment manager for the Company.
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services, Division of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of New York. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
8

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;
•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
9

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the the statements of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally a portion of deferred tax assets), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
10

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.
11

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $214.1 million and $220.6 million as of December 31, 2024 and 2023, respectively. These assets are primarily collateral pledged to the Federal Home Loan Bank (FHLB). These restricted assets are discussed in more detail in their relevant section.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks, other than FHLB stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2024 and 2023, the Company owned $7.5 million and $7.0 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these
12

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
Policy Reserves
Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

13

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula as prescribed by the NAIC. Tabular interest on funds not involving life contingencies was derived from basic data.
Variable annuities are reserved under VM-21 and are based on principle-based policyholder and asset assumptions with margins and floored at cash values and additional prescribed NY Regulation 213 methods and assumptions.
Contracts issued that do not incorporate mortality or morbidity risk, such as guaranteed interest contracts, are accounted for as deposit-type contracts. Amounts received as payments and amounts withdrawn on deposit-type contracts are recorded directly to the liability for deposit-type contracts.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2024, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Mitsubishi UFJ Trust and Banking Corporation, of which the fair value was $13.8 million and $1.0 million in the general and separate account, respectively. At December 31, 2023, the Company had no securities on loan in the general and separate account, respectively, though the Company had the ability to loan various debt securities, preferred stocks, and common stocks as part of a lending program administered by Deustche Bank. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.
14

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2024 and 2023, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is managed by Mitsubishi UFJ Trust and Banking Corporation, an unaffiliated agent. At December 31, 2024 and 2023, total collateral, which approximated $14.1 million and $0.0 million, respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2024, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2024 and 2023, the fair value of the total collateral in the general account was $14.1 million and $0.0 million. The fair value of the total collateral in the separate account was $1.0 million and $0.0 million at December 31, 2024 and 2023, respectively, which was all managed by an unaffiliated agent.
The aggregate collateral broken out by maturity date is as follows at December 31, 2024:

	Amortized Cost	Fair Value
(In Thousands)

Open	$—	$—
30 days or less	14,148	14,148
31 to 60 days	—	—
61 to 90 days	—	—
91 to 120 days	—	—
121 to 180 days	—	—
181 to 365 days	—	—
1 to 2 years	—	—
2 to 3 years	—	—
Greater than 3 years	—	—
Total collateral	$14,148	$14,148
At December 31, 2024, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $14.1 million and $1.0 million in the general and separate accounts, respectively, in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
15

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for nonguaranteed variable annuity contracts and guaranteed market value adjusted annuity contracts. Assets held in the separate account supporting variable annuities are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. These separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy-related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.
Federal Income Taxes
Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is computed by the Company using a separate return method. Western and Southern pays all federal income taxes due for all members of the consolidated group. Western and Southern will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described above.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Accounting Changes
Effective January 1, 2024, the Company determined that its reserves related to certain structured settlements were understated due to an error in mortality assumptions. The Company has recorded a reserve correction in the amount of $4.5 million as a decrease directly to surplus in the line Prior year reserve correction in the Statement of Changes in Capital and Surplus.
In 2023, the Statutory Accounting Principles Working Group issued INT 23-01 Net Negative (Disallowed) Interest Maintenance Reserve that allows for admission of IMR in a net asset position, which was previously non-admitted, if certain criteria are met. The amount allowed to be admitted is limited to 10% of an entity's adjusted capital and surplus. Having adopted this interpretation, the Company admitted $7.1 million of general account IMR assets and $5.8 million of separate account IMR assets as of December 31, 2023.
The Company did not have any significant accounting changes in 2022.
16

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 15, 2025.
2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$17,426	$60	$(7)	$17,479
Debt securities issued by states of the U.S. and political subdivisions of the states	11,735	—	(53)	11,682
Non-U.S. government securities	78,680	59	(9,984)	68,755
Corporate securities	2,180,491	16,360	(137,447)	2,059,404
Commercial mortgage-backed securities	404,770	2,863	(12,899)	394,734
Residential mortgage-backed securities	656,291	3,259	(25,264)	634,286
Asset-backed securities	844,455	6,863	(16,468)	834,850
Total	$4,193,848	$29,464	$(202,122)	$4,021,190

At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$61,782	$1,132	$(16)	$62,898
Debt securities issued by states of the U.S. and political subdivisions of the states	950	51	—	1,001
Non-U.S. government securities	53,099	—	(8,869)	44,230
Corporate securities	1,903,226	25,078	(142,286)	1,786,018
Commercial mortgage-backed securities	434,600	2,642	(19,979)	417,263
Residential mortgage-backed securities	454,450	3,683	(27,360)	430,773
Asset-backed securities	823,394	5,525	(24,124)	804,795
Total	$3,731,501	$38,111	$(222,634)	$3,546,978

17

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

At December 31, 2024 and 2023, the Company held unrated or below-investment-grade corporate debt securities with a book/adjusted carrying value of $207.9 million and $190.0 million, respectively, and an aggregate fair value of $199.9 million and $180.0 million, respectively. As of December 31, 2024 and 2023, such holdings amount to 5.0% and 5.1%, respectively, of the Company’s investment in debt securities and 3.3% and 3.2%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.
Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of preferred and common stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
Preferred stocks	$27,854	$487	$(85)	$28,256

Common stocks, unaffiliated	$103,609	$28,044	$(1,226)	$130,427
Common stocks, mutual funds	62,735	4,371	—	67,106
	$166,344	$32,415	$(1,226)	$197,533

At December 31, 2023:
Preferred stocks	$12,905	$—	$(535)	$12,370

Common stocks, unaffiliated	$95,961	$13,932	$(8,598)	$101,295

18

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months

	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$(7)	$233
Debt securities issued by states of the U.S. and political subdivisions of the states	(53)	11,683	—	—
Non-U.S. government securities	(269)	11,935	(9,715)	38,058
Corporate securities	(13,022)	585,091	(124,425)	920,823
Commercial mortgage-backed securities(1)	(366)	68,477	(12,533)	172,093
Residential mortgage-backed securities(1)	(1,783)	162,786	(23,481)	189,476
Asset-backed securities(1)	(2,417)	186,643	(14,051)	243,696
Total	$(17,910)	$1,026,615	$(184,212)	$1,564,379

Preferred stocks	$(85)	$1,117	$—	$—
Common stocks, unaffiliated	$(1,226)	$11,336	$—	$—

(1) Amounts relate to securities subject to SSAP 43R.
19

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months

	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$(16)	$224
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	—	—	(8,869)	44,230
Corporate securities	(4,559)	72,604	(137,727)	1,234,460
Commercial mortgage-backed securities(1)	(650)	24,535	(19,329)	244,230
Residential mortgage-backed securities(1)	(270)	11,621	(27,090)	198,127
Asset-backed securities(1)	(576)	64,872	(23,548)	435,067
Total	$(6,055)	$173,632	$(216,579)	$2,156,338

Preferred stocks	$(535)	$12,371	$—	$—
Common stocks, unaffiliated	$(8,598)	$45,834	$—	$—

(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2024 and 2023, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities and residential mortgage-backed securities. The aggregated unrealized loss is approximately 7.2% and 8.8% of the carrying value of securities considered temporarily impaired at December 31, 2024 and 2023, respectively. At December 31, 2024, there were a total of 623 securities held that are considered temporarily impaired, of which 443 have been impaired for 12 months or longer. At December 31, 2023, there were a total of 668 securities held that are considered temporarily impaired, of which 613 have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $0.1 million, $0.4 million, and $0.7 million for the years ended December 31, 2024, 2023 and 2022, respectively.
20

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The following is a list of each loan-backed security held at December 31, 2024, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2024, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/ Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2024:

760985-7P-0	$74	$73	$1	$73	$52	12/31/2024
761118-XQ-6	78	75	3	75	75	12/31/2024
Total	XXX	XXX	$4	XXX	XXX	XXX
The Company had no OTTI on loan-backed securities for the year ended December 31, 2024, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
21

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2024, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$40,979	$40,673
After one through five	855,218	834,033
After five through ten	750,668	710,934
After ten	641,467	571,680
Mortgage-backed securities/asset-backed securities	1,905,516	1,863,870
Total	$4,193,848	$4,021,190
The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
Proceeds from the sales of investments in debt securities during 2024, 2023 and 2022 were $295.6 million, $239.6 million, and $300.2 million; gross gains of $3.6 million, $1.1 million, and $1.4 million and gross losses of $9.0 million, $7.4 million, and $9.9 million were realized on these sales in 2024, 2023, and 2022, respectively.
Proceeds from the sales of investments in equity securities during 2024, 2023 and 2022 were $21.2 million, $0.0 million, and $5.0 million; gross gains of $2.2 million, $0.0 million, and $0.1 million and gross losses of $0.2 million, $0.0 million, and $0.5 million were realized on these sales in 2024, 2023 and 2022, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2024	2023	2022
	(In Thousands)

Realized capital gains (losses)	$(5,549)	$(7,486)	$(10,543)
Less amount transferred to (from) IMR (net of related taxes (benefits) of $(1,453) in 2024, $(1,402) in 2023, and $(2,073) in 2022)	(5,465)	(5,274)	(7,799)
Less federal income tax expense (benefit) of realized capital gains (losses)	(1,194)	(1,562)	(960)
Net realized capital gains (losses)	$1,110	$(650)	$(1,784)
22

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Net investment income was generated from the following for the years ended December 31:

	2024	2023	2022
	(In Thousands)

Debt securities	$199,227	$161,598	$121,232
Equity securities	6,973	4,771	2,027
Mortgage loans	8,989	10,307	10,247
Policy loans	3,148	3,134	3,031
Cash, cash equivalents and short-term investments	2,895	1,951	810
Other invested assets	2,691	3,129	3,907
Other	243	181	367
Gross investment income	224,166	185,071	141,621
Investment expenses	2,927	2,521	2,266
Net investment income	$221,239	$182,550	$139,355
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2024, 45.6% of such mortgages, or $84.9 million, involved properties located in Ohio and California. Such investments consist primarily of first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $24.5 million. During 2024, no loans were issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2024, the Company did not reduce interest rates on any outstanding mortgages.
3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
23

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include municipal bonds, preferred stock, NAIC 6 industrial and miscellaneous bonds, initially rated NAIC 6 residential mortgage-backed securities, and surplus notes, including those which are part of the Company's separate account assets. The Company determined fair value through the use of third-party pricing services utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company's Level 3 assets and liabilities include common stock being priced by utilizing broker quotes.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of equity securities included in Level 3 has been determined by utilizing broker quotes.
24

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts primarily include debt securities, equity securities, mutual funds, surplus notes, and mortgage loans. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.
25

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.
Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2024
Assets:
Bonds, industrial & misc.	$1,313	$—	$1,313	$—	$—
Residential mortgage-backed securities	720	—	720	—	—
Preferred stock	28,256	—	28,256	—	—
Common stocks, unaffiliated	122,886	122,886	—	—	—
Common stocks, mutual funds	67,106	67,106	—	—	—
Separate account assets*	381,753	324,673	57,080	—	—
Total assets	$602,034	$514,665	$87,369	$—	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2023
Assets:
Residential mortgage backed-securities	$84	$—	$84	$—	$—
Preferred stock	12,370	—	12,370	—	—
Common stocks, unaffiliated	94,323	86,675	—	5,727	1,921
Separate account assets*	379,162	323,012	56,150	—	—
Total assets	$485,939	$409,687	$68,604	$5,727	$1,921

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2024 and 2023.
26

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

	Beginning Asset/(Liability) as of January 1, 2024	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2024
		Net Income	Surplus
	(In Thousands)
Assets:
Common stocks, unaffiliated	$5,727	$1,935	$(3,096)	$(4,566)	$—	$—	$—

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$(4,566)	$—	$(4,566)

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, is as follows:

	Beginning Asset/(Liability) as of January 1, 2023	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2023
		Net Income	Surplus
	(In Thousands)
Assets:
Common stocks, unaffiliated	$4,876	$—	$851	$—	$—	$—	$5,727

27

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$—	$—

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2024
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$4,193,848	$4,021,190	$1,113	$3,941,187	$78,890	$—
Common stock:
Unaffiliated**	130,427	130,427	130,427	—	—	—
Mutual funds	67,106	67,106	67,106	—	—	—
Preferred stock	28,256	28,256	—	28,256	—	—
Mortgage loans	186,308	173,185	—	—	173,185	—
Cash, cash equivalents and short-term investments	12,797	12,799	12,799	—	—	—
Other invested assets, surplus notes	2,092	2,069	—	2,069	—	—
Securities lending reinvested collateral assets	14,148	14,148	14,148	—	—	—
Separate account assets	1,512,549	1,489,210	363,174	1,085,514	40,522	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(3,080,285)	$(2,967,419)	$—	$—	$(2,967,419)	$—
Securities lending liability	(14,148)	(14,148)	—	(14,148)	—	—
Separate account liabilities*	(1,134,748)	(1,118,377)	—	—	(1,118,377)	—

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.

28

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	December 31, 2023
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$3,731,501	$3,546,978	$62,898	$3,468,598	$15,482	$—
Common stock, unaffiliated**	101,295	101,295	93,647	—	5,727	1,921
Preferred stock	12,370	12,370	—	12,370	—	—
Mortgage loans	211,831	198,062	—	—	198,062	—
Cash, cash equivalents and short-term investments	85,587	85,588	85,588	—	—	—
Other invested assets, surplus notes	3,094	3,166	—	3,166	—	—
Securities lending reinvested collateral assets	—	—	—	—	—	—
Separate account assets	1,504,598	1,474,017	344,891	1,075,513	53,613	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,749,229)	$(2,640,808)	$—	$—	$(2,640,808)	$—
Securities lending liability	—	—	—	—	—	—
Separate account liabilities*	(1,128,174)	(1,105,438)	—	—	(1,105,438)	—

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.
29

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

4. Related-Party Transactions
At December 31, 2024 and 2023, the Company had $67.1 million and $0.0 million, respectively, invested in the Touchstone Funds, which are exchange traded and mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of Western and Southern.
At December 31, 2024 and 2023, the Company had $74.8 million and $68.3 million, respectively, invested in various private debt funds managed by Fort Washington.
In June 2024, the Company paid a $47.0 million ordinary dividend to Integrity. The dividend was in the form of cash.
In April 2024, the Company purchased $62.9 million of equity securities in exchange for cash from Western and Southern. The equity securities purchased were exchange traded funds administered by Touchstone Advisors, Inc.
In the the first quarter of 2023, the Company purchased $80.0 million of equity securities in exchange for cash from Western and Southern.
The Company had $0.2 million and $0.0 million receivable from parent, subsidiaries and affiliates as of December 31, 2024 and 2023, respectively. The Company had $2.6 million and $2.5 million payable to parent, subsidiaries and affiliates as of December 31, 2024 and 2023, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
Western and Southern guarantees the payment of the Company’s policyholder obligations. In the unlikely event the guarantee would be triggered, Western and Southern may be permitted to take control of the Company’s assets to recover all or a portion of the amounts paid under the guarantee.
5. Reinsurance
Certain premiums and benefits are ceded to other insurance companies under various reinsurance agreements. The ceded insurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
30

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2024	2023	2022
	(In Thousands)

Direct premiums	$921,213	$1,071,937	$936,163
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(2,447)	(2,073)	(1,806)
Net premiums	$918,766	$1,069,864	$934,357
The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2024	2023	2022
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	1,277	1,711	1,396
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	2,450	1,988	1,979
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	9	193	22
In 2024, 2023 and 2022, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2024, the Company has no reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2024, there are no reinsurance
31

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2024, if all reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company is included in the consolidated federal income tax return of Western and Southern. The Company had a receivable (payable) from (to) Western and Southern in the amount of $(4.6) million and $(6.3) million at December 31, 2024 and 2023, respectively. The tax years 2014 through 2017 and 2021 through 2024 remain subject to examination by major tax jurisdictions.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2024; in the event of future capital losses is $0.0 million, $0.0 million, and $0.0 million from 2024, 2023 and 2022, respectively.
The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2024
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$72,160	$3,939	$76,099
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	72,160	3,939	76,099
(d)	Deferred tax assets nonadmitted	21,983	—	21,983
(e)	Subtotal net admitted deferred tax assets (c - d)	50,177	3,939	54,116
(f)	Deferred tax liabilities	8,617	7,749	16,366
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$41,560	$(3,810)	$37,750

		12/31/2023
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$57,564	$5,574	$63,138
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	57,564	5,574	63,138
(d)	Deferred tax assets nonadmitted	15,236	—	15,236
(e)	Subtotal net admitted deferred tax assets (c - d)	42,328	5,574	47,902
(f)	Deferred tax liabilities	5,449	3,410	8,859
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$36,879	$2,164	$39,043
32

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$14,596	$(1,635)	$12,961
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	14,596	(1,635)	12,961
(d)	Deferred tax assets nonadmitted	6,747	—	6,747
(e)	Subtotal net admitted deferred tax assets (c - d)	7,849	(1,635)	6,214
(f)	Deferred tax liabilities	3,168	4,339	7,507
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$4,681	$(5,974)	$(1,293)

		12/31/2024
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	33,837	3,913	37,750
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	33,837	3,913	37,750
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	64,543
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	16,340	26	16,366
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$50,177	$3,939	$54,116
33

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		12/31/2023
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$2,512	$2,512
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	33,494	3,037	36,531
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	33,494	3,037	36,531
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	53,371
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	8,834	25	8,859
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$42,328	$5,574	$47,902

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss	$—	$(2,512)	$(2,512)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	343	876	1,219
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	343	876	1,219
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	11,171
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	7,506	1	7,507
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$7,849	$(1,635)	$6,214

34

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		2024	2023

(a)	Ratio percentage used to determine recovery period and threshold limitation amount	703%	821%

		12/31/2024
		(1)	(2)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$72,160	$3,939
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	5.14%
(c)	Net admitted adjusted gross DTAs amount	$50,177	$3,939
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	7.23%

		12/31/2023
		(3)	(4)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$57,564	$5,574
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	8.79%
(c)	Net admitted adjusted gross DTAs amount	$42,328	$5,574
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	11.58%

		Change
		(5)	(6)
		(Col 1-3)	(Col 2-4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$14,596	$(1,635)
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	(3.65)%
(c)	Net admitted adjusted gross DTAs amount	$7,849	$(1,635)
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	(4.35)%
The Company's tax planning strategies do not include the use of reinsurance.

35

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Current income taxes incurred consist of the following major components:

			12/31/2024	12/31/2023	12/31/2022
(1)	Current income tax		(In Thousands)
	(a)	Federal	$17,124	$26,818	$9,110
	(c)	Foreign	—	—	—
	(d)	Subtotal	17,124	26,818	9,110
	(e)	Federal income tax on net capital gains	(1,194)	(1,562)	(960)
	(f)	Utilization of capital loss carryforwards	—	—	—
	(g)	Other	—	—	—
	(h)	Federal and foreign income taxes incurred	$15,930	$25,256	$8,150

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2024	12/31/2023	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	61,827	49,045	12,782
		(4) Investments	16	16	—
		(5) Deferred acquisition costs	10,355	8,516	1,839
		(6) Policyholder dividends accrual	—	—	—
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	—	—	—
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	(41)	(21)	(20)
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	3	8	(5)
		(99) Subtotal	72,160	57,564	14,596
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	21,983	15,236	6,747
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	50,177	42,328	7,849
	(e)	Capital
		(1) Investments	3,939	5,574	(1,635)
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	3,939	5,574	(1,635)
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	3,939	5,574	(1,635)
	(i)	Admitted deferred tax assets (2d + 2h)	$54,116	$47,902	$6,214
36

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2024	12/31/2023	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$8,531	$5,280	$3,251
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	—	—	—
		(4) Policyholder reserves	86	169	(83)
		(5) Other	—	—	—
		(99) Subtotal	8,617	5,449	3,168
	(b)	Capital
		(1) Investments	7,749	3,410	4,339
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	7,749	3,410	4,339
	(c)	Deferred tax liabilities (3a99 + 3b99)	$16,366	$8,859	$7,507

(4)	Net deferred tax assets/liabilities (2i - 3c)		$37,750	$39,043	$(1,293)
Among the more significant book-to-tax adjustments were the following:

	12/31/2024	Effective Tax Rate	12/31/2023	Effective Tax Rate	12/31/2022	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)
Provision computed at statutory rate	$6,131	21.00%	$24,459	21.00%	$(10,254)	21.00%
Dividends received deduction	(458)	(1.57)	(376)	(0.33)	(396)	0.81
Tax credits	—	—	—	—	—	—
IMR adjustment	—	—	—	—	(1,287)	2.64
Other invested assets and nonadmitted change	(20)	(0.07)	—	—	—	—
Other	(1,595)	(5.46)	(76)	(0.06)	(1,679)	3.44
Total statutory income taxes	$4,058	13.90%	$24,007	20.61%	$(13,616)	27.89%

Federal taxes incurred	$15,930	54.56%	$25,256	21.68%	$8,150	(16.69)%
Change in net deferred income taxes	(11,872)	(40.66)	(1,249)	(1.07)	(21,766)	44.58
Total statutory income taxes	$4,058	13.90%	$24,007	20.61%	$(13,616)	27.89%
At December 31, 2024, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
The Inflation Reduction Act (the “IRA”) was enacted on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and is not liable for the CAMT.
37

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2024 and 2023, the Company exceeded the minimum risk-based capital.
The ability of the Company to pay dividends is limited by state insurance laws. Under New York insurance laws, the Company may pay dividends, without the approval of the New York Insurance Superintendent, provided those dividends do not exceed (when added to the other dividends paid in the preceding 12 months) the lesser of (i) 10% of the Company's surplus as of the prior December 31, or (ii) the Company's net gain from operations for the immediately preceding calendar year, not including realized capital gains. Dividends are noncumulative. Based on these limitations, the Company is able to pay dividends of up to $13.7 million by the end of 2025 without seeking regulatory approval based on net gain from operations excluding realized capital gains of $13.7 million for the year ended December 31, 2024.
8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2024, the Company does not have any material lease agreements for office space or equipment.
At December 31, 2024 the Company has future commitments to provide additional capital contributions of $9.9 million to investments in joint ventures, limited partnerships and limited liability companies. Additionally, the Company has commitments to fund $64.8 million of commercial mortgage loans and $10.0 million of debt capital.
38

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2024, the Company’s general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$2,106,425	$1,134,737	$—	$3,241,162	63.2%
At book value less current surrender charge of 5% or more	30,238	—	—	30,238	0.6
At fair value	—	—	314,355	314,355	6.1
Total with adjustment or at fair value	2,136,663	1,134,737	314,355	3,585,755	69.9
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	814,135	—	—	814,135	15.9
Not subject to discretionary withdrawal	727,120	—	—	727,120	14.2
Total individual annuity reserves (before reinsurance)	3,677,918	1,134,737	314,355	5,127,010	100.0%
Reinsurance ceded	—	—	—	—
Net individual annuity reserves	$3,677,918	$1,134,737	$314,355	$5,127,010
Amount subject to greater than a 5% surrender charge that will be subject to minimal or no surrender charge after the statement date	$6,551	$—	$—	$6,551

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$98,532	$—	$—	$98,532	100.0%
Total group annuity reserves (before reinsurance)	98,532	—	—	98,532	100.0%
Reinsurance ceded	—	—	—	—
Net group annuity reserves	$98,532	$—	$—	$98,532

39

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$35,478	$6,383	$—	$41,861	22.6%
Not subject to discretionary withdrawal	143,632	—	—	143,632	77.4
Total deposit-type contract liability (before reinsurance)	179,110	6,383	—	185,493	100.0%
Reinsurance ceded	—	—	—	—
Total deposit-type contract liability	$179,110	$6,383	$—	$185,493
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

40

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

At December 31, 2024, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	81,475	81,475	81,570	—	—	—
Universal life with secondary guarantees	155,382	183,424	214,169	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	160	167	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	58,593	58,593	58,593
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	—	XXX	XXX	—
Disability - disabled lives	XXX	XXX	—	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	62,000	XXX	XXX	—
Total life reserves (before reinsurance)	236,857	265,059	357,906	58,593	58,593	58,593
Reinsurance Ceded	—	—	1,977	—	—	—
Net life reserves	$236,857	$265,059	$355,929	$58,593	$58,593	$58,593
41

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Federal Home Loan Bank
The Company is a member of the FHLB of Cincinnati. Through its membership, the Company has the ability to conduct business activity (borrowings) with the FHLB. The Company’s strategy is to utilize FHLB funds to increase profitability. The Company has determined the actual/estimated maximum borrowing capacity as $200.0 million. The Company calculated this amount after a review of its pledgeable assets (both pledged and unpledged) and after applying the respective FHLB borrowing haircuts.

	December 31
	2024	2023
	(In Thousands)
Membership stock - Class A (not eligible for redemption)	$4,712	$4,184
Membership stock - Class B	—	—
Activity stock	2,021	2,768
Excess stock	808	20
Aggregate total	$7,541	$6,972
Actual or estimated borrowing capacity as determined by the insurer	$200,000	$170,000

Collateral Pledged to FHLB – General Account:

	2024				2023
	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral
	(In Thousands)
Total as of reporting date	$180,885	$191,132	$44,900	XXX	$201,143	$213,399	$61,500	XXX
Maximum during reporting period	200,190	212,660	XXX	53,500	221,626	239,335	XXX	116,448

Borrowing from FHLB - General Account:

	2024			2023
	At Reporting Date	Reserves Established at Reporting Date	Maximum Amount During Period	At Reporting Date	Reserves Established at Reporting Date
	(In Thousands)
Funding agreements	$44,900	$44,986	$45,300	$61,500	$61,757
Debt	—	XXX	22,499	—	XXX
Aggregate total	$44,900	$44,986	$67,799	$61,500	$61,757
The Company does not have any prepayment obligations under these FHLB borrowing arrangements.
42

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

10. Separate Accounts
The Company’s guaranteed separate account consists of non-indexed, guaranteed rate options that include market value adjustments. The guaranteed rate options are sold in fixed annuity products and as investment options within the Company’s variable annuity products. These guaranteed rate options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity products offered provide a death benefit equal to the account value. The fixed investment options within the Company’s variable annuity products provide the death benefits listed below for variable annuities.
The Company’s nonguaranteed separate accounts consist of subaccounts available through variable annuities and group variable universal life insurance. The net investment experience of each subaccount is credited directly to the policyholder and can be positive or negative. The variable annuities include guaranteed minimum death benefits that vary by product and include optional death benefits available on some products. The death benefits offered by the Company include the following: account value, return of premium paid, a death benefit that is adjusted after seven years to the current account value, and a death benefit that is adjusted annually to the current account value. Some variable annuities also provide living benefits, which include guaranteed accumulation amounts on a date certain, guaranteed minimum withdrawal amounts and guaranteed minimum lifetime withdrawal amounts. The death benefit under the group variable universal life insurance policies may vary with the investment performance of the underlying investments in the separate accounts.
To compensate the general account for risk taken, the separate accounts paid risk charges of $1.3 million, $1.2 million, $1.0 million, $1.2 million and $1.2 million in 2024, 2023, 2022, 2021, and 2020, respectively. The Company’s general account paid $0.1 million, $0.2 million, $0.1 million, $0.1 million and $0.1 million towards separate account guarantees in 2024, 2023, 2022, 2021, and 2020, respectively.
43

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2024, is as follows:

	Separate Accounts With Guarantees
	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
	(In Thousands)

Premiums, considerations or deposits	$16,495	$93,375	$1,659	$111,529

Reserves for separate accounts with assets at:
Fair value	$—	$—	$372,947	$372,947
Amortized cost	779,740	354,997	—	1,134,737
Total reserves	$779,740	$354,997	$372,947	$1,507,684

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$779,740	$354,997	$—	$1,134,737
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—	—
At fair value	—	—	372,947	372,947
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—
Subtotal	779,740	354,997	372,947	1,507,684
Not subject to discretionary withdrawal	—	—	—	—
Total separate accounts reserves	$779,740	$354,997	$372,947	$1,507,684

44

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2024, is presented below:

2024
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$111,529
Transfers from separate accounts	207,432
Net transfers to (from) separate accounts	(95,903)

Reconciling adjustments:
Policy deductions and other expenses	63
Change in surplus in separate accounts	(554)
Other account adjustments	1,498
Transfers as reported in the Summary of Operations of the Company	$(94,896)

45

STATUTORY-BASIS FINANCIAL STATEMENTS

The Western and Southern Life Insurance Company
Years Ended December 31, 2024, 2023 and 2022
With Report of Independent Auditors

The Western and Southern Life Insurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2024, 2023 and 2022

Report of Independent Auditors

The Board of Directors
The Western and Southern Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of The Western and Southern Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2024, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for the three years ended December 31, 2024, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024 and 2023, or the results of its operations or its cash flows for the three years ended December 31, 2024.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young, LLP
April 15, 2025

The Western and Southern Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2024	2023
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$3,009,144	$2,844,267
Preferred and common stocks	752,336	635,714
Investments in common stocks of subsidiaries	4,789,807	4,798,724
Mortgage loans	53,037	54,659
Policy loans	142,838	142,732
Real estate:
Properties held for the production of income	496	817
Properties occupied by the Company	23,040	24,182
Cash, cash equivalents and short-term investments	132,777	153,730
Receivable for securities	171	2,114
Securities lending reinvested collateral assets	—	30,767
Other invested assets	2,540,163	2,438,680
Total cash and invested assets	11,443,809	11,126,386

Investment income due and accrued	40,604	37,542
Premiums deferred and uncollected	46,609	46,707
Current federal income taxes recoverable	111,876	102,121
Receivables from parent, subsidiaries and affiliates	28,010	64,239
Other admitted assets	18,739	12,657
Separate account assets	1,214,528	1,137,428
Total admitted assets	$12,904,175	$12,527,080

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,853,065	$2,831,496
Accident and health reserves	146,066	144,794
Liability for deposit-type contracts	165,116	174,161
Policy and contract claims	46,954	49,917
Dividends payable to policyholders	33,900	31,187
Premiums received in advance	3,275	2,754
Total policy and contract liabilities	3,248,376	3,234,309

General expense due and accrued	75,022	51,754
Net deferred income tax liability	16,065	7,984
Transfer to (from) separate accounts due and accrued, net	(6)	(22)
Asset valuation reserve	392,287	327,391
Interest maintenance reserve	40,607	49,848
Other liabilities	461,452	515,377
Liability for postretirement benefits other than pensions	77,255	93,081
Payable for securities lending	111,893	76,738
Separate account liabilities	1,214,528	1,137,428
Total liabilities	5,637,479	5,493,888

Capital and surplus:
Common stock, $1 par value, authorized 2,500 shares, issued and outstanding 2,500 shares	2,500	2,500
Surplus Notes	995,788	995,644
Paid-in surplus	802,103	757,103
Accumulated surplus	5,466,305	5,277,945
Total capital and surplus	7,266,696	7,033,192
Total liabilities and capital and surplus	$12,904,175	$12,527,080
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2024	2023	2022
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$199,298	$212,486	$214,967
Net investment income	677,438	590,763	481,052
Considerations for supplementary contracts with life contingencies	—	—	31
Amortization of the interest maintenance reserve	6,408	6,812	6,802
Commissions and expenses on reinsurance ceded	1,081	1,075	1,061
Other revenues	121	336	209
Total premiums and other revenues	884,346	811,472	704,122

Benefits paid or provided:
Death benefits	127,921	129,169	143,821
Annuity benefits	48,616	117,163	52,603
Disability and accident and health benefits	10,603	11,899	10,903
Surrender benefits	52,143	46,428	40,283
Payments on supplementary contracts with life contingencies	195	202	237
Other benefits	2,215	3,489	2,537
Increase in policy reserves and other policyholders’ funds	28,004	42,911	(91,642)
Total benefits paid or provided	269,697	351,261	158,742

Insurance expenses and other deductions:
Commissions	15,691	16,784	14,795
General expenses	170,899	158,625	146,735
Net transfers to (from) separate account	(49,028)	(117,344)	(52,808)
Reserve adjustments on reinsurance assumed	(38)	(74)	48
Other deductions	37,805	42,720	(52,197)
Total insurance expenses and other deductions	175,329	100,711	56,573

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	439,320	359,500	488,807

Dividends to policyholders	42,300	41,140	47,950
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	397,020	318,360	440,857
Federal income tax expense (benefit), excluding tax on capital gains	(26,312)	(47,089)	34,062
Gain (loss) from operations before net realized capital gains (losses)	423,332	365,449	406,795
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(22,098)	(16,061)	(3,985)
Net income (loss)	$401,234	$349,388	$402,810
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Surplus Notes and Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2022	$2,500	$1,412,457	$5,341,173	$6,756,130
Net income (loss)	—	—	402,810	402,810
Change in net deferred income tax	—	—	(44,085)	(44,085)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($53,721))	—	—	(569,358)	(569,358)
Change in net unrealized foreign exchange capital gain (loss)	—	—	208	208
Change in surplus notes	—	145	—	145
Net change in nonadmitted assets and related items	—	—	(89,828)	(89,828)
Change in asset valuation reserve	—	—	133,839	133,839
Change in unrecognized post retirement benefit obligation	—	—	121,204	121,204
Capital contribution	—	190,000	—	190,000
Balance, December 31, 2022	2,500	1,602,602	5,295,963	6,901,065
Net income (loss)	—	—	349,388	349,388
Change in net deferred income tax	—	—	(11,576)	(11,576)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($21,887))	—	—	(162,717)	(162,717)
Change in net unrealized foreign exchange capital gain (loss)	—	—	913	913
Change in surplus notes	—	145	—	145
Net change in nonadmitted assets and related items	—	—	(19,841)	(19,841)
Change in asset valuation reserve	—	—	42,615	42,615
Dividends to stockholder	—	—	(245,000)	(245,000)
Change in unrecognized post retirement benefit obligation	—	—	28,200	28,200
Capital contribution	—	150,000	—	150,000
Balance, December 31, 2023	2,500	1,752,747	5,277,945	7,033,192
Net income (loss)	—	—	401,234	401,234
Change in net deferred income tax	—	—	22,752	22,752
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $4,833)	—	—	2,319	2,319
Change in net unrealized foreign exchange capital gain (loss)	—	—	(851)	(851)
Change in surplus notes	—	144	—	144
Net change in nonadmitted assets and related items	—	—	(115,007)	(115,007)
Change in asset valuation reserve	—	—	(64,896)	(64,896)
Cumulative effects of change in accounting principle	—	—		—
Dividends to stockholder	—	—	(155,000)	(155,000)
Change in unrecognized post retirement benefit obligation	—	—	97,809	97,809
Capital contribution	—	45,000	—	45,000
Balance, December 31, 2024	$2,500	$1,797,891	$5,466,305	$7,266,696
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2024	2023	2022
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$201,328	$213,828	$216,066
Net investment income received	586,759	488,006	361,478
Benefits paid	(250,226)	(317,916)	(258,418)
Net transfers from (to) separate accounts	49,045	117,331	52,812
Commissions and expense paid	(167,432)	(169,178)	(218,473)
Dividends paid to policyholders	(39,587)	(43,947)	(46,770)
Federal income taxes recovered (paid)	12,654	(18,157)	(75,259)
Other, net	1,199	1,409	1,269
Net cash from (for) operations	393,740	271,376	32,705

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	484,012	179,708	561,910
Preferred and common stocks	219,933	325,142	396,955
Mortgage loans	1,579	1,182	1,107
Real estate	469	—	—
Other invested assets	499,058	392,898	291,307
Net gains (losses) on cash, cash equivalents and short-term investments	(40)	(34)	(18)
Miscellaneous proceeds	32,710	2,004	19,350
Net proceeds from investments sold, matured or repaid	1,237,721	900,900	1,270,611

Cost of investments acquired:
Debt securities	(698,555)	(124,749)	(462,989)
Preferred and common stocks	(159,990)	(379,334)	(816,114)
Real estate	(2,155)	(2,456)	(5,348)
Other invested assets	(622,079)	(439,178)	(563,986)
Miscellaneous applications	(896)	(12,988)	(830)
Total cost of investments acquired	(1,483,675)	(958,705)	(1,849,267)

Net change in policy and other loans	(106)	(239)	2,815
Net cash from (for) investments	(246,060)	(58,044)	(575,841)

Financing activities
Surplus notes, capital notes	—	145	—
Capital and paid in surplus, less treasury stock	45,000	150,000	190,000
Borrowed funds	(82,495)	60,666	48,967
Net deposits on deposit-type contract funds and other insurance liabilities	(9,045)	(9,036)	(6,171)
Dividends paid to stockholder	(155,000)	(245,000)	—
Other cash provided (applied)	32,907	(38,856)	(25,207)
Net cash from (for) financing and miscellaneous sources	(168,633)	(82,081)	207,589

Net change in cash, cash equivalents and short-term investments	(20,953)	131,251	(335,547)
Cash, cash equivalents and short-term investments:
Beginning of year	153,730	22,479	358,026
End of year	$132,777	$153,730	$22,479

Cash flow information for noncash transactions:
Dividend from Integrity Life Insurance Company in the form of common stock	$39,682	$50,000	$—
Capital contribution to Western-Southern Life Assurance Company in the form of common stock	$—	$(50,000)	$—
See accompanying notes.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

1. Nature of Operations and Significant Accounting Policies
The Western and Southern Life Insurance Company (the Company) is a stock life insurance company that offers primarily individual traditional and whole life insurance policies. The Company is licensed in 46 states and the District of Columbia. For the year ended December 31, 2024, approximately 68.8% of the gross premiums and annuity considerations for the Company were derived from California, Illinois, Indiana, North Carolina, Ohio, and Pennsylvania. The Company is domiciled in Ohio. The Company is an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the State of Ohio. Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company. Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, Inc. (WSFG), its wholly-owned subsidiary. The Company wholly owns the following insurance entities: Western-Southern Life Assurance Company (WSLAC), Columbus Life Insurance Company (Columbus Life), Integrity Life Insurance Company (Integrity) and Gerber Life Insurance Company (Gerber Life). Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company (National).
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Included within the financial statements, the Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block). Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high-quality debt securities, mortgage loans, policy loans, short-term investments, other invested assets, and securities lending reinvested collateral. Invested assets of $1,766.7 million and $1,801.4 million were allocated to the Closed Block as of December 31, 2024 and 2023, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Subsidiaries
The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally investments in unaudited subsidiaries and controlled and affiliated entities, the pension asset, and a trademark license agreement), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Employee Benefits
For purposes of calculating the Company’s pension and postretirement benefit obligations, vested participants, non-vested participants and current retirees are included in the valuation. The prepaid pension asset resulting from the excess of the fair value of plan assets over the benefit obligation, which is nonadmitted under statutory accounting rules, is included in other comprehensive income under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies.
Surplus Notes
Surplus Notes are classified as a component of equity rather than as long-term debt.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $124.5 million and $106.2 million as of December 31, 2024 and 2023, respectively. These assets are primarily collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant section.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks are reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
There are no restrictions on unaffiliated common or preferred stocks.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiaries are reported at their underlying audited statutory equity. The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.
Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
The Company utilizes customized call and put options to hedge market volatility related to the S&P 500 index . At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The options are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Policy Reserves
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2024	2023
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/4% - 3-1/2%	5.3%	5.7%
1941 Standard Industrial, 2-1/2% - 3-1/2%	8.3	8.6
1958 Commissioners Standard Ordinary, 2-1/2% - 6%	14.7	15.4
1980 Commissioners Standard Ordinary, 4% - 6%	40.1	40.6
2001 Commissioners Standard Ordinary, 3-1/2% - 4-1/2%	28.6	26.8
2017 Commissioners Standard Ordinary, 3-1/2%	1.2	1.1
Other, 2-1/2% - 6%	0.9	0.9
	99.1	99.1
Other benefits (including annuities):
Various, 2-1/2% - 8-1/4%	0.9	0.9
	100.0%	100.0%
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

As of December 31, 2024 and 2023, reserves of $10.6 million and $13.2 million, respectively, were recorded on in-force amounts of $735.0 million and $774.5 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policyholders’ Dividends
The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2024 and 2023. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2024, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Mitsubishi UFJ Trust and Banking Corporation, of which the fair value was $108.9 million and $7.0 million in the general and separate account, respectively. At December 31, 2023, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

which the fair value was $74.5 million and $23.4 million in the general and separate account, respectively. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets. The general account collateral is managed by both an affiliated and unaffiliated agent. The separate account is managed by an unaffiliated agent.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2024 and 2023, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Mitsubishi UFJ Trust and Banking Corporation (managed by Deutsche Bank in 2023), an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $111.5 million and $45.5 million at December 31, 2024 and 2023, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2024 and 2023, collateral managed by an unaffiliated agent, which approximated $0.0 million and $30.8 million respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2024, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2024 and 2023, the fair value of the total collateral in the general account was $111.5 million and $76.3 million, respectively. The fair value of the total collateral in the separate account was $7.2 million and $24.1 million at December 31, 2024 and 2023, respectively, which was all managed by an unaffiliated agent.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The aggregate collateral broken out by maturity date is as follows at December 31, 2024:

	Amortized Cost	Fair Value
	(In Thousands)
Open	$—	$—
30 days or less	53,377	53,377
31 to 60 days	3,600	3,600
61 to 90 days	—	—
91 to 120 days	958	960
121 to 180 days	5,339	5,341
181 to 365 days	14,159	14,165
1 to 2 years	14,761	14,782
2 to 3 years	2,317	2,317
Greater than 3 years	16,951	16,951
Total collateral	$111,462	$111,493
At December 31, 2024, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $111.9 million and $7.2 million in the general and separate accounts, respectively, in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Account
The Company maintains a separate account, which holds all of the Company’s pension plan assets. The assets of the separate account consist primarily of marketable securities, which are recorded at fair value. These assets are considered legally insulated from the general accounts.
There are no separate account liabilities that are guaranteed by the general account. (See Note 10 for further discussion on the general account’s responsibility as it relates to the obligations of the Company’s pension plan).
The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company. The Company’s statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Federal Income Taxes
The Company files a consolidated income tax return with its eligible subsidiaries and affiliates. The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax-sharing agreement. Under the agreement, the benefits from losses of subsidiaries and affiliates are retained by the subsidiary and affiliated companies. The Company pays all federal income taxes due for all members of the group. The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Postretirement Benefits Other Than Pensions
The Company accounts for its postretirement benefits other than pensions on an accrual basis. The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.
Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the net periodic benefit cost in the current period or amortized. The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds 10% of the postretirement benefit obligation. That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer’s fully vested and retiree group.
Accounting Changes
There were no significant accounting changes in 2024, 2023, or 2022.
Business Combinations
On December 31, 2018, the Company purchased 100% of the common stock of Gerber Life from Nestlé S.A. ("Nestlé"). Gerber Life is an insurer that operates primarily in the juvenile life insurance and medical stop-loss insurance markets. Gerber Life is New York-domiciled and is licensed in 50 states, the District of Columbia, Puerto Rico and certain Canadian provinces. The cost of the acquired entity was $1,257.3 million. The original goodwill balance was $945.5 million, of which $528.1 million was admitted, based on an admission limit of 10% of adjusted company surplus as of the last reported period.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The transaction was accounted for as a statutory purchase and reflects the following:

Year	Admitted Goodwill at Reporting Date	Goodwill Amortized in Period	Book Value of Acquisition	Admitted Goodwill as a % of Admitted Acquisition
	(In Thousands)
2024	$378,219	$94,555	$1,065,422	35.5%
2023	472,774	94,555	1,121,475	42.2
The adjusted company surplus as of the last reported period was calculated as follows:

	2024	2023
	(In Thousands)

Company Surplus as of September 30	$7,311,030	$6,672,215
Less September 30 electronic data processing	16,380	10,441
Less September 30 net deferred tax assets	—	38,823
Less September 30 net positive goodwill	401,858	496,412
Adjusted Company surplus as of September 30	$6,892,792	$6,126,539
Admitted goodwill as a percentage of adjusted surplus	5.5%	7.7%
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 15, 2025.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$12,227	$—	$(257)	$11,970
Debt securities issued by states of the U.S. and political subdivisions of the states	22,233	238	(74)	22,397
Non-U.S. government securities	44,024	30	(9,277)	34,777
Corporate securities	2,720,339	57,592	(227,586)	2,550,345
Commercial mortgage-backed securities	22,022	39	(3,740)	18,321
Residential mortgage-backed securities	101,087	2,671	(9,940)	93,818
Asset-backed securities	87,212	1,041	(4,479)	83,774
Total	$3,009,144	$61,611	$(255,353)	$2,815,402

At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$18,882	$—	$(287)	$18,595
Debt securities issued by states of the U.S. and political subdivisions of the states	9,810	401	—	10,211
Non-U.S. government securities	61,405	1,069	(12,055)	50,419
Corporate securities	2,516,971	94,263	(172,694)	2,438,540
Commercial mortgage-backed securities	22,356	42	(4,483)	17,915
Residential mortgage-backed securities	109,326	2,867	(10,142)	102,051
Asset-backed securities	105,517	2,356	(4,585)	103,288
Total	$2,844,267	$100,998	$(204,246)	$2,741,019
At December 31, 2024 and 2023, the Company held unrated or below-investment-grade debt securities with a book/adjusted carrying value of $118.6 million and $185.7 million, respectively, and an aggregate fair value of $114.8 million and $177.2 million, respectively. As of December 31, 2024 and 2023, such holdings amounted to 3.9% and 6.5%, respectively, of the Company’s investments in debt securities and 0.9% and 1.5%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Unrealized gains and losses on investments in unaffiliated common stocks, mutual funds and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
Preferred stocks	$79,384	$785	$(1,093)	$79,076

Common stocks, unaffiliated	$266,354	$232,686	$(2,635)	$496,405
Common stocks, mutual funds	158,312	18,894	(351)	176,855
Common stocks, subsidiaries	3,929,495	1,012,968	(152,656)	4,789,807
	$4,354,161	$1,264,548	$(155,642)	$5,463,067

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023:
Preferred stocks	$53,381	$1,804	$(406)	$54,779

Common stocks, unaffiliated	$206,721	$163,213	$(1,346)	$368,588
Common stocks, mutual funds	190,611	21,865	(129)	212,347
Common stocks, subsidiaries	4,024,050	942,652	(167,978)	4,798,724
	$4,421,382	$1,127,730	$(169,453)	$5,379,659

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(1)	$2,317	$(256)	$5,603
Debt securities issued by states of the U.S. and political subdivisions of the states	(74)	11,250	—	—
Non-U.S. government securities	(159)	5,683	(9,118)	24,856
Corporate securities	(21,460)	566,703	(206,126)	955,511
Commercial mortgage-backed securities(1)	(21)	769	(3,719)	17,238
Residential mortgage-backed securities(1)	(259)	8,550	(9,681)	67,816
Asset-backed securities(1)	(49)	6,951	(4,430)	53,737
Total	$(22,023)	$602,223	$(233,330)	$1,124,761

Preferred stocks	$(1,093)	$56,798	$—	$—

Common stocks, unaffiliated	$(2,635)	$29,708	$—	$—
Common stocks, mutual funds	(351)	17,693	—	—
Total	$(2,986)	$47,401	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$(287)	$5,574
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	—	—	(12,055)	39,135
Corporate securities	(1,056)	70,371	(171,638)	1,143,248
Commercial mortgage-backed securities(1)	—	—	(4,483)	16,622
Residential mortgage-backed securities(1)	(118)	5,364	(10,024)	76,108
Asset-backed securities(1)	(105)	4,776	(4,480)	66,938
Total	$(1,279)	$80,511	$(202,967)	$1,347,625

Preferred stocks	$(406)	$11,144	$—	$—

Common stocks, unaffiliated	$(1,346)	$22,807	$—	$—
Common stocks, mutual funds	(129)	5,865	—	—
Total	$(1,475)	$28,672	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2024 and 2023, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities, residential mortgage-backed securities and unaffiliated common stocks.
The aggregated unrealized loss is approximately 12.2% and 12.3% of the carrying value of securities considered temporarily impaired at December 31, 2024 and 2023, respectively. At December 31, 2024, there were a total of 458 securities held that are considered temporarily impaired, 299 of which have been impaired for 12 months or longer. At December 31, 2023, there were a total of 424 securities held that were considered temporarily impaired, 346 of which had been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $0.6 million, $20.1 million and $12.4 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The following is a list of each loan-backed security held at December 31, 2024, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2024, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2024:
761118-XQ-6	$156	$149	$7	$149	$149	12/31/2024
Total	XXX	XXX	$7	XXX	XXX	XXX

The Company had no OTTI on loan-backed securities for the year ended December 31, 2024, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2024, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$40,164	$40,007
After one through five	273,756	276,331
After five through ten	372,882	377,098
After ten	2,112,021	1,926,053
Mortgage-backed securities/asset-backed securities	210,321	195,913
Total	$3,009,144	$2,815,402
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Proceeds from sales of investments in debt securities during 2024, 2023 and 2022 were $211.5 million, $60.6 million, and $248.3 million; gross gains of $6.4 million, $0.6 million, and $5.1 million and gross losses of $10.7 million, $1.5 million, and $1.0 million were realized on these sales in 2024, 2023 and 2022, respectively.
Proceeds from the sales of investments in equity securities during 2024, 2023 and 2022 were $313.3 million, $357.2 million, and $372.1 million; gross gains of $45.5 million, $80.7 million, and $67.6 million and gross losses of $1.9 million, $12.4 million, and $22.3 million were realized on these sales in 2024, 2023 and 2022, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2024	2023	2022
	(In Thousands)
Realized capital gains (losses)	$(21,027)	$(17,404)	$10,230
Less amount transferred to IMR (net of related taxes (benefits) of $(753) in 2024, $(183) in 2023, and $1,327 in 2022)	(2,833)	(689)	4,993
Less federal income tax expense (benefit) of realized capital gains (losses)	3,904	(654)	9,222
Net realized capital gains (losses)	$(22,098)	$(16,061)	$(3,985)
Net investment income was generated from the following for the years ended December 31:

	2024	2023	2022
	(In Thousands)
Debt securities	$144,410	$145,319	$141,466
Equity securities	427,980	294,929	107,536
Mortgage loans	2,231	2,273	2,318
Real estate	10,597	10,536	9,982
Policy loans	10,699	10,582	10,704
Cash, cash equivalents and short-term investments	5,915	2,588	1,567
Other invested assets	144,311	195,684	274,692
Other	233	621	252
Gross investment income	746,376	662,532	548,517
Investment expenses	68,938	71,769	67,465
Net investment income	$677,438	$590,763	$481,052
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2024, 80.1% of such mortgages, or $42.5 million, involved properties located in Ohio, Washington, and South Carolina. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $20.8 million. During 2024, there were no loans issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2024, the Company did not reduce interest rates on any outstanding mortgages.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include debt securities within the Company’s separate account for which public quotations are not available, but that are priced by third-party pricing services or internal models using observable inputs. Also included in Level 2 assets and liabilities are preferred stock and fixed income residual tranches. The fair value of these instruments is determined through the use of third-party pricing services or models utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include private real estate funds within the Company’s separate account that are priced utilizing significant unobservable inputs. Also included in Level 3 assets and liabilities are common and preferred stocks being priced by broker quotes or utilizing recent financing for similar securities.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Investments utilizing NAV consist mainly of equity interest in limited partnerships and limited liabilities in the separate account. These investments contain fixed income, common stock, and real estate characteristics. The interests in these partnerships can be sold or transferred with prior consent from the general partner. The average remaining life of the investments is 14.9 years. The Company's unfunded commitment for these investments is $44.7 million. In addition, a collective trust in the separate account utilizing NAV is primarily investing in domestic fixed income securities. Shares in the trust can be redeemed at their net asset value. The NAV for this investment is $11.25. The Company does not intend to sell any investments utilizing NAV.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of equity securities included in Level 3 has been determined by utilizing broker quotes or recent financing for similar securities.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures and fixed income residual tranches for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities, equity securities, mutual funds, surplus notes, private equity, and private debt fund investments. The fair values of debt securities, equity securities and mutual funds have been determined using the same methodologies as similar assets held in the general account. The fair values of private equity and private debt fund investments have been determined utilizing the net asset values of the funds. The fair values of the private real estate funds have been determined by significant unobservable inputs.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2024
Assets:
Bonds, exchange traded funds	$132,923	$132,923	$—	$—	$—
Common stocks, unaffiliated	496,405	481,288	—	15,117	—
Common stocks, mutual funds	176,855	176,855	—	—	—
Preferred stocks	79,076	—	53,436	25,640	—
Other invested assets, fixed income residual tranche	25,850	—	25,850	—	—
Separate account assets	1,214,528	787,991	162,677	39,319	224,541
Total assets	$2,125,637	$1,579,057	$241,963	$80,076	$224,541

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2023
Assets:
Bonds, exchange traded funds	$151,108	$151,108	$—	$—	$—
Common stocks, unaffiliated	368,588	348,596	—	17,110	2,882
Common stocks, mutual funds	212,347	212,347	—	—	—
Preferred stocks	54,779	—	40,161	14,618	—
Other invested assets, fixed income residual tranche	28,626	—	28,626	—	—
Separate account assets	1,137,428	731,114	125,126	23,734	257,454
Total assets	$1,952,876	$1,443,165	$193,913	$55,462	$260,336

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024 are as follows:

	Beginning Asset/(Liability) as of January 1, 2024	Total Realized/Unrealized Gains (Losses) Included in:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2024
		Net Income	Surplus	Other*
	(In Thousands)
Assets:
Common stocks, unaffiliated	$17,110	$785	$(925)	$—	$(1,853)	$—	$—	$15,117
Preferred stocks	14,618	(133)	155	—	11,000	—	—	25,640
Separate account assets	23,734	—	—	1,224	14,361	—	—	39,319
Total assets	$55,462	$652	$(770)	$1,224	$23,508	$—	$—	$80,076

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2024, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$(1,853)	$—	$(1,853)
Preferred stocks	11,000	—	—	—	11,000
Separate account assets	15,998	—	(1,637)	—	14,361
Total assets	$26,998	$—	$(3,490)	$—	$23,508

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, is as follows:

	Beginning Asset/(Liability )as of January 1, 2023	Total Realized/Unrealized Gains (Losses) Included in:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3**	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2023
		Net Income	Surplus	Other*
	(In Thousands)
Assets:
Common stocks, unaffiliated	$23,394	$—	$(6,284)	$—	$—	$—	$—	$17,110
Preferred stocks	15,597	—	(1,979)	—	1,000	—	—	14,618
Separate account assets	—	—	—	—	—	23,734	—	23,734
Total assets	$38,991	$—	$(8,263)	$—	$1,000	$23,734	$—	$55,462

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
** Transfers into Level 3 are due to using a pricing source with unobservable inputs.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2023, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$—	$—
Preferred stocks	1,000	—	—	—	1,000
Separate account assets	—	—	—	—	—
Total Assets	$1,000	$—	$—	$—	$1,000

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2024 and 2023.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2024
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$3,009,144	$2,815,402	$138,526	$2,669,876	$7,000	$—
Common stock:
Unaffiliated	496,405	496,405	481,288	—	15,117	—
Mutual funds	176,855	176,855	176,855	—	—	—
Preferred stock	79,076	79,076	—	53,436	25,640	—
Mortgage loans	53,037	48,837	—	—	48,837	—
Cash, cash equivalents and short-term investments	132,777	132,794	132,794	—	—	—
Other invested assets:
Surplus notes	38,926	35,684	—	35,684	—	—
Fixed income residual tranche	25,850	25,850	—	25,850	—	—
Securities lending reinvested collateral assets	—	—	—	—	—	—
Separate account assets	1,214,528	1,214,528	787,991	162,677	39,319	224,541

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,236)	$(2,165)	$—	$—	$(2,165)	$—
Securities lending liability	(111,893)	(111,893)	—	(111,893)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	December 31, 2023
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$2,844,267	$2,741,019	$156,682	$2,577,577	$6,760	$—
Common stock:
Unaffiliated	368,588	368,588	348,596	—	17,110	2,882
Mutual funds	212,347	212,347	212,347	—	—	—
Preferred stock	54,779	54,779	—	40,161	14,618	—
Mortgage loans	54,659	49,978	—	—	49,978	—
Cash, cash equivalents and short-term investments	153,730	153,733	153,733	—	—	—
Other invested assets:
Surplus notes	38,977	37,495	—	37,495	—	—
Fixed income residual tranche	28,626	28,626	—	28,626	—	—
Securities lending reinvested collateral assets	30,767	30,767	30,767	—	—	—
Separate account assets	1,137,428	1,137,428	731,114	125,126	23,734	257,454

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,476)	$(2,417)	$—	$—	$(2,417)	$—
Securities lending liability	(76,738)	(76,738)	—	(76,738)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

4. Related-Party Transactions
The Company owns a 100% interest in Integrity and WSLAC, whose carrying values based on underlying statutory surplus at December 31, 2024, are $1.3 billion and $2.0 billion, respectively. The accounting policies of Integrity and WSLAC are the same as those of the Company described in Note 1. The summary financial data for Integrity and WSLAC follows:

	2024	2023
	(In Thousands)
Integrity:
Admitted Assets	$8,623,981	$9,057,180
Liabilities	7,349,809	7,729,686
Statutory Surplus	$1,274,172	$1,327,494
Net Income	$118,052	$28,010

WSLAC:
Admitted Assets	$35,071,019	$30,938,412
Liabilities	33,045,720	28,998,249
Statutory Surplus	$2,025,299	$1,940,163
Net Income	$248,976	$(62,605)

The Company has an equity interest in certain partnerships that made payments of principal and interest under mortgage financing arrangements to subsidiaries in the amount of $30.6 million, $26.0 million, and $18.1 million in 2024, 2023 and 2022, respectively. The principal balance of the mortgage financing arrangements with subsidiaries was $300.6 million and $259.9 million at December 31, 2024 and 2023, respectively.
At December 31, 2024 and 2023, the Company had $217.1 million and $294.7 million, respectively, invested in the Touchstone Funds, which are exchange traded and mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the Company.
At December 31, 2024 and 2023, the Company had $611.2 million and $630.6 million, respectively, invested in fixed income residual tranches and various private equity and private debt funds managed by Fort Washington Investment Advisors, Inc., an indirect subsidiary of the Company.
At December 31, 2024 and 2023, the Company had $1,339.4 million and $1,255.8 million, respectively, invested in WS Real Estate Holdings, LLC, which is a holding company managed by Eagle Realty Group, LLC, an indirect subsidiary of the Company.
The Company had an outstanding loan due to WSLAC in the amount of $0.0 million and $72.2 million as of December 31, 2024 and 2023, respectively. The loan is in the form of a line of credit that can be drawn up to $100.0 million, with any outstanding principal due January 6, 2033.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

In October 2024, the Company received a $200.0 million dividend from Integrity. Of the total dividend received, $7.7 million was ordinary and $192.3 million was extraordinary. The dividend was in the form of $160.3 million in cash and $39.7 million in equity securities.
In July 2024, the Company sold $71.3 million of other invested assets in exchange for cash to WSLAC.
In June 2024, the Company received a $45.0 million capital contribution from WSFG. The contribution was in the form of cash.
In June 2024, the Company received a $50.0 million ordinary dividend from Gerber Life. The dividend was in the form of cash.
In April 2024, the Company sold $62.9 million of equity securities in exchange for cash to National. The equity securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In March 2024, the Company paid a $155.0 million ordinary dividend to WSFG. The dividend was in the form of cash.
In March 2024, the Company received a $155.0 million ordinary dividend from WSLAC. The dividend was in the form of cash.
In March 2024, the Company sold $50.0 million of fixed income securities in exchange for cash to Gerber Life. The fixed income securities sold were exchange traded funds administered by Touchstone Advisors, Inc.
In December 2023, the Company received a $150.0 million capital contribution from WSFG. The contribution was in the form of cash.
In December 2023, the Company paid a $275.0 million capital contribution to WSLAC. The contribution was in the form of $225.0 million and $50.0 million in cash and equity securities, respectively.
In December 2023, the Company received a $125.0 million ordinary dividend from Integrity. The dividend was in the form of $75.0 million and $50.0 million in cash and equity securities, respectively.
In August 2023, the Company entered into a Pension Risk Transfer agreement with WSLAC. Refer to Note 10 for more detail.
In June and July 2023, the Company sold $25.0 million and $24.0 million of equity securities, respectively, in exchange for cash to Gerber Life.
In March 2023, the Company paid a $245.0 million ordinary dividend to WSFG. The dividend was in the form of cash.
In March 2023, the Company received a $150.0 million ordinary dividend from WSLAC. The dividend was in the form of cash.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

In the the first quarter of 2023, the Company sold $80.0 million of equity securities in exchange for cash to National.
In December 2022, the Company received a $190.0 million capital contribution from WSFG. The contribution was in the form of cash.
In December 2022, the company paid a $320.0 million capital contribution to WSLAC. The contribution was in the form of cash.
In December 2022, the Company paid a $50.0 million capital contribution to Columbus Life. The contribution was in the form of cash.
In December 2022, the Company received an $80.0 million ordinary dividend from Integrity. The dividend was in the form of cash.
The Company had $28.0 million and $64.2 million receivable from parent, subsidiaries and affiliates as of December 31, 2024 and 2023, respectively. The Company had $2.8 million and $0.3 million payable to parent, subsidiaries and affiliates as of December 31, 2024 and 2023, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into multiple reinsurance agreements with affiliated entities. See Note 5 for further description.
5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The Company has a ceded reinsurance agreement with Columbus Life. Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company. Life and accident and health reserves ceded from the Company to Columbus Life totaled $399.7 million and $421.5 million at December 31, 2024 and 2023, respectively.
In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life, an affiliated entity, whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from unaffiliated reinsurers. Life reserves ceded from Lafayette Life to the Company under this agreement totaled $0.7 million and $0.8 million at December 31, 2024 and 2023, respectively.
Certain premiums and benefits are ceded to other unaffiliated insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2024	2023	2022
	(In Thousands)

Direct premiums	$205,460	$218,455	$220,548
Assumed premiums:
Affiliates	1,129	1,074	1,185
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(7,291)	(7,043)	(6,766)
Net premiums	$199,298	$212,486	$214,967
The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2024	2023	2022
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	3,814	3,846	2,401
Policy and contract liabilities:
Affiliates	399,724	421,470	443,797
Nonaffiliates	34,169	33,465	30,758
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	544	118	221
In 2024, 2023 and 2022, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2024, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2024, there are no reinsurance

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2024, if all reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company and its eligible subsidiaries and affiliates file a consolidated federal income tax return. Amounts due (to)/from the Internal Revenue Service for federal income taxes, net of the amounts due (to)/from subsidiaries and affiliates, were $111.9 million and $102.1 million at December 31, 2024 and 2023, respectively. The tax years 2014 through 2017 and 2021 through 2024 remain subject to examination by major tax jurisdictions.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2024, in the event of future capital losses is $3.9 million, $0.0 million, and $27.6 million from 2024, 2023 and 2022, respectively.
The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2024
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$300,826	$7,344	$308,170
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	300,826	7,344	308,170
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	300,826	7,344	308,170
(f)	Deferred tax liabilities	256,305	67,930	324,235
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$44,521	$(60,586)	$(16,065)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		12/31/2023
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$203,714	$8,217	$211,931
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	203,714	8,217	211,931
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	203,714	8,217	211,931
(f)	Deferred tax liabilities	168,514	51,401	219,915
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$35,200	$(43,184)	$(7,984)

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$97,112	$(873)	$96,239
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	97,112	(873)	96,239
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	97,112	(873)	96,239
(f)	Deferred tax liabilities	87,791	16,529	104,320
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$9,321	$(17,402)	$(8,081)

		12/31/2024
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$7,344	$7,344
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	26,824	—	26,824
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	26,824	—	26,824
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	1,046,509
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	274,002	—	274,002
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$300,826	$7,344	$308,170

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		12/31/2023
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$8,217	$8,217
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	20,977	—	20,977
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	20,977	—	20,977
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	934,023
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	182,737	—	182,737
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$203,714	$8,217	$211,931

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$(873)	$(873)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	5,847	—	5,847
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	5,847	—	5,847
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	112,486
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	91,265	—	91,265
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$97,112	$(873)	$96,239

	2024	2023

Ratio percentage used to determine recovery period and threshold limitation amount	881%	879%

		12/31/2024
		(1)	(2)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$300,826	$7,344
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	3.87%	2.38%
(c)	Net admitted adjusted gross DTAs amount	$300,826	$7,344
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	3.87%	2.38%

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

		12/31/2023
		(3)	(4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$203,714	$8,217
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.28%	3.88%
(c)	Net admitted adjusted gross DTAs amount	$203,714	$8,217
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.28%	3.88%

		Change
		(5)	(6)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)

(a)	Adjusted gross DTAs amount	$97,112	$(873)
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	(7.41)%	(1.50)%
(c)	Net admitted adjusted gross DTAs amount	$97,112	$(873)
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	(7.41)%	(1.50)%
The Company's tax planning strategies include the use of reinsurance.
Current income taxes incurred consist of the following major components:

			12/31/2024	12/31/2023	12/31/2022
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$(26,492)	$(47,285)	$33,781
	(b)	Foreign	180	196	281
	(c)	Subtotal	(26,312)	(47,089)	34,062
	(d)	Federal income tax on net capital gains	3,904	(654)	9,222
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(22,408)	$(47,743)	$43,284

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2024	12/31/2023	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	31,003	31,053	(50)
		(4) Investments	22,497	26,058	(3,561)
		(5) Deferred acquisition costs	20,126	19,527	599
		(6) Policyholder dividends accrual	3,642	3,133	509
		(7) Fixed assets	4,237	—	4,237
		(8) Compensation and benefits accrual	114,283	45,514	68,769
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	101,050	74,438	26,612
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	3,988	3,991	(3)
		(99) Subtotal	300,826	203,714	97,112
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	300,826	203,714	97,112
	(e)	Capital
		(1) Investments	7,344	8,217	(873)
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	7,344	8,217	(873)
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	7,344	8,217	(873)
	(i)	Admitted deferred tax assets (2d + 2h)	$308,170	$211,931	$96,239

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2024	12/31/2023	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$155,101	$153,049	$2,052
		(2) Fixed assets	—	6,054	(6,054)
		(3) Deferred and uncollected premium	6,725	7,264	(539)
		(4) Policyholder reserves	547	1,095	(548)
		(5) Other	93,932	1,052	92,880
		(99) Subtotal	256,305	168,514	87,791
	(b)	Capital
		(1) Investments	67,930	51,401	16,529
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	67,930	51,401	16,529
	(c)	Deferred tax liabilities (3a99 + 3b99)	$324,235	$219,915	$104,320
(4)	Net deferred tax assets/liabilities (2i - 3c)		$(16,065)	$(7,984)	$(8,081)
Among the more significant book-to-tax adjustments were the following:

	12/31/2024	Effective Tax Rate	12/31/2023	Effective Tax Rate	12/31/2022	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)

Provision computed at statutory rate	$79,533	21.00%	$63,345	21.00%	$94,728	21.00%
Dividends received deduction	(1,131)	(0.30)	(2,781)	(0.93)	(3,577)	(0.79)
Tax credits	(180)	(0.05)	(195)	(0.06)	652	0.14
Other invested assets and nonadmitted change	(7,879)	(2.08)	39,127	12.97	2,072	0.46
Affiliated income	(85,050)	(22.46)	(57,750)	(19.15)	—	—
Nonadmitted pension asset	(28,455)	(7.51)	(34,098)	(11.30)	—	—
Other	(1,998)	(0.53)	(43,815)	(14.52)	(6,506)	(1.44)
Total statutory income taxes	$(45,160)	(11.93)%	$(36,167)	(11.99)%	$87,369	19.37%

Federal and foreign taxes incurred	$(22,408)	(5.92)%	$(47,743)	(15.83)%	$43,284	9.60%
Change in net deferred income taxes	(22,752)	(6.01)	11,576	3.84	44,085	9.77
Total statutory income taxes	$(45,160)	(11.93)%	$(36,167)	(11.99)%	$87,369	19.37%
At December 31, 2024, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
The Inflation Reduction Act (the “IRA”) was enacted on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.”

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and is not liable for the CAMT.
7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2024 and 2023, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $726.7 million by the end of 2025 without seeking prior regulatory approval based on capital and surplus of $7,266.7 million at December 31, 2024.
The Company currently has the following outstanding surplus notes:

	2024	2023
	(In Thousands)
2019 Notes, 5.15% interest rate, due 2049	$497,946	$497,861
2021 Notes, 3.75% interest rate, due 2061	497,842	497,783
Total carrying value of surplus notes	$995,788	$995,644

On January 23, 2019, the Company issued $500.0 million in surplus notes (the “2019 Notes”) due January 15, 2049, at a discount of $2.6 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2019 Notes is fixed at 5.15% and payable semiannually on January 15 and July 15 of each year. The 2019 Notes and are administered by The Bank of New York Mellon. Subject to the approval of the Ohio Director of Insurance (the “Director”), the Company has the option to redeem the 2019 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2019 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2019 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, on or after January 23, 2024 but prior to July 15, 2048, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2019 Notes from the redemption date to July 15, 2048, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 35 basis points or (iii) in whole or in part, on or after July 15, 2048, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2019 Notes to be redeemed to the redemption date.
On April 28, 2021, the Company issued $500.0 million in surplus notes (the “2021 Notes”) due April 28, 2061 at a discount of $2.4 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2021 Notes is fixed at 3.75% and payable semiannually on April 28 and October 28 of each year. The 2021 Notes are administered by The Bank of New York Mellon. Subject to

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

the approval of the Director, the Company has the option to redeem the 2021 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2021 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2021 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, prior to October 28, 2060, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2021 Notes from the redemption date to October 28, 2060, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 25 basis points or (iii) in whole or in part, on or after October 28, 2060, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2021 Notes to be redeemed to the redemption date.
The 2019 Notes and 2021 Notes (collectively the “Notes”) do not have payments that are contractually linked nor are any of the payments subject to administrative offsetting provisions. Additionally, proceeds from the Notes were not used to purchase an asset directly from the holders. The Notes were issued pursuant to Rule 144A as defined by the Securities Act of 1933. The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and “prior claims” (those claims referred to in classes 1 through 7 of Section 3903.42 of the Ohio Revised Code) against the Company. Under Ohio insurance laws, the Notes are not part of the legal liabilities of the Company. Each payment of principal of, interest on or redemption price with respect to the Notes, may be made only with the prior approval of the Director, and only out of surplus earnings.
Interest expense of $44.5 million and $44.5 million was recognized from the Notes in 2024 and 2023, respectively. Life-to-date interest expense recognized December 31, 2024, was $219.6 million. There has been no principal paid as of December 31, 2024. As of December 31, 2024, there was unapproved interest of $3.2 million related to 2024 that will come due in 2025. In the event the Company was subject to a liquidation event, the Notes would have preference over the common shareholders. No affiliates of the Company hold any of the Notes. As of the closing, Guggenheim Partners was the only holder of more than 10% of the outstanding Notes on record at the Depository Trust Company.
8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2024, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2024, the Company has future commitments to provide additional capital contributions of $506.3 million to investments in joint ventures, limited partnerships and limited liability companies.
The Company guarantees the payment of all policyholder obligations of each of the following wholly-owned subsidiaries: WSLAC, Columbus Life and Integrity. In addition, the Company guarantees all policyholder obligations of National and The Lafayette Life Insurance Company (Lafayette Life), an affiliated entity which is wholly-owned by WSFG. Guarantees on behalf of wholly-owned subsidiaries or

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

on behalf of related parties that are considered to be unlimited (as in the case of the guarantee on behalf of Lafayette Life) are exempt from the initial liability recognition criteria and therefore no liability has been recognized in the financial statements. Due to the unlimited nature of the guarantees, the Company is unable to estimate the maximum potential amount of future payments under the guarantees. In the unlikely event the guarantees would be triggered, the Company may be permitted to take control of the underlying assets to recover all or a portion of the amounts paid under the guarantees.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2024, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$52,204	$—	$—	$52,204	95.6%
Not subject to discretionary withdrawal	2,382	—	—	2,382	4.4
Total individual annuity reserves (before reinsurance)	54,586	—	—	54,586	100.0%
Reinsurance ceded	51,170	—	—	51,170
Net individual annuity reserves	$3,416	$—	$—	$3,416

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$2,107	$—	$1,207,335	$1,209,442	100.0%
Total group annuity reserves (before reinsurance)	2,107	—	1,207,335	1,209,442	100.0%
Reinsurance ceded	2,107	—	—	2,107
Net group annuity reserves	$—	$—	$1,207,335	$1,207,335

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$181,168	$—	$—	$181,168	98.4%
Not subject to discretionary withdrawal	2,904	—	—	2,904	1.6
Total deposit-type contract liability (before reinsurance)	184,072	—	—	184,072	100.0%
Reinsurance ceded	18,955	—	—	18,955
Total deposit-type contract liability	$165,117	$—	$—	$165,117
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
At December 31, 2024, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	—	—	—	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,832,386	3,153,769	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	3,573	XXX	XXX	—
Disability - active lives	XXX	XXX	3,746	XXX	XXX	—
Disability - disabled lives	XXX	XXX	17,272	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	—	2,832,386	3,178,360	—	—	—
Reinsurance Ceded	—	—	328,711	—	—	—
Net life reserves	$—	$2,832,386	$2,849,649	$—	$—	$—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

10. Employee Retirement Benefits
The Company has a noncontributory pension plan under a deposit administration group annuity contract covering substantially all employees and field representatives that meet eligibility requirements while working for the Company and attaining normal retirement age. In addition, the Company provides certain health care and life insurance benefits for certain retired employees or their beneficiaries. Substantially all of the Company’s employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.
The Company uses a December 31 measurement date for all plans.
A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

	Pension Benefits		Postretirement Medical
	2024	2023	2024	2023
	(In Thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$874,864	$883,366	$93,059	$94,468
Service cost	22,812	20,373	46	79
Interest cost	42,679	45,899	3,848	4,719
Contribution by plan participants	—	—	4,611	4,457
Actuarial (gain) loss	(55,528)	42,624	(12,496)	1,648
Benefits paid	(51,421)	(54,372)	(11,813)	(12,312)
Plan amendments	—	—	—	—
Settlements	—	(63,026)	—	—
Benefit obligation at end of year	$833,406	$874,864	$77,255	$93,059

Change in plan assets:
Fair value of plan assets at beginning of year	$1,113,295	$1,070,044	$—	$—
Actual return on plan assets	145,461	160,648	—	—
Employer contribution	—	—	7,202	7,854
Plan participants’ contributions	—	—	4,611	4,457
Benefits paid	(51,421)	(54,371)	(11,813)	(12,311)
Settlements	—	(63,026)	—	—
Fair value of plan assets at end of year	$1,207,335	$1,113,295	$—	$—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Pension Benefits		Postretirement Medical
	2024	2023	2024	2023
	(In Thousands)
Funded status:
Overfunded (underfunded) obligation	$373,929	$238,431	$(77,255)	$(93,059)
Unrecognized net (gain) or loss	—	—	—	—
Unrecognized prior service cost	—	—	—	—
Net amount recognized*	$373,929	$238,431	$(77,255)	$(93,059)

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$767,401	$796,625	$77,255	$93,059

*Nonadmitted if overfunded

	Pension Benefits
	2024	2023	2022
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$22,812	$20,373	$33,641
Interest cost	42,679	45,899	29,615
Expected return on plan assets	(81,521)	(75,560)	(91,126)
Amount of recognized gains and losses	—	4,173	9,867
Amount of prior service cost recognized	531	531	476
Total net periodic benefit cost (benefit)	$(15,499)	$(4,584)	$(17,527)

	Postretirement Medical
	2024	2023	2022
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$46	$79	$163
Interest cost	3,848	4,719	2,921
Amount of recognized gains and losses	(13,196)	(11,306)	(6,777)
Amount of prior service cost recognized	—	—	(1,392)
Total net periodic benefit cost (benefit)	$(9,302)	$(6,508)	$(5,085)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Pension Benefits		Postretirement Medical
	2024	2023	2024	2023
	(In Thousands)
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost - prior year	$101,977	$149,145	$(62,593)	$(75,546)
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during the period	—	—	—	—
Net prior service cost or credit recognized	(531)	(531)	—	—
Net gain and loss arising during the period	(119,468)	(42,464)	(12,495)	1,647
Net gain and loss recognized	—	(4,173)	13,195	11,306
Items not yet recognized as a component of net periodic cost - current year	$(18,022)	$101,977	$(61,893)	$(62,593)
Assumptions used to determine net periodic benefit cost for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2024	2023	2024	2023

Discount rate	5.13%	5.46%	5.07%	5.43%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
Expected long-term rate of return on plan assets	7.50%	7.25%	N/A	N/A

Assumptions used to determine the benefit obligation at December 31:

	Pension Benefits		Postretirement Medical
	2024	2023	2024	2023

Discount rate	5.72%	5.13%	5.62%	5.07%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
The Company's non-admitted pension asset was $373.9 million and $238.4 million at December 31, 2024 and 2023, respectively.
The Company utilizes a full yield curve approach in the estimation of liabilities, service cost, and interest cost for pension and postretirement benefits by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. The yield curve utilized in the cash flow analysis is comprised of highly rated (Aaa or Aa) corporate bonds. The discount rate was increased from 5.13% at December 31, 2023, to 5.72% at December 31, 2024. This resulted in a $57.1 million decrease in the pension benefit obligation in 2024. The discount rate was decreased from 5.46% at

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

December 31, 2022, to 5.13% at December 31, 2023. This resulted in a $34.2 million increase in the pension benefit obligation in 2023.
The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets. Historical returns are determined by asset class. The historical relationships between equities, fixed income securities, and other assets are reviewed. The Company applies long-term asset return estimates to the plan’s target asset allocation to determine the weighted-average long-term return. The Company’s long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.
The asset allocation for the defined benefit pension plan at the end of 2024 and 2023, and the target allocation for 2024 by asset category, are as follows:

	Target Allocation Percentage	Percentage of Plan Assets
	2024	2024	2023
Asset category:
Equity securities	60%	65%	65%
Fixed income securities	13	16	11
Short-term investments	2	—	—
Other	25	19	24
Total	100%	100%	100%
The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline. Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level. Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance. Investment mix is measured and monitored on an ongoing basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.
The Company’s pension plan assets consist primarily of debt and equity securities, mutual funds and private equity funds, all of which are carried at fair value.
Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets primarily include exchange-traded equity securities and mutual funds.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets include certain debt securities

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

for which public price quotations are not available, but that use other market observable inputs from third-party pricing service quotes or internal valuation models using observable inputs. Level 2 assets also include private funds that invest primarily in domestic debt securities where the Company has the right to redeem its interest at net asset values. The underlying debt securities within these funds employ similar valuation methodologies as the Company’s other investments in debt securities.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company's Level 3 assets primarily include private real estate funds.
Debt Securities
The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.
Equity Securities
The fair values of actively traded equity securities have been determined utilizing publicly quoted prices from third-party pricing services.
Mutual Funds
The fair values of mutual funds have been determined utilizing the net asset values of the funds.
Private Equity and Fixed Income Funds
The fair values of private equity and fixed income funds have been determined utilizing the net asset values of the funds. The fair values of the private real estate funds have been determined by utilizing significant unobservable inputs.
Other Assets
Other assets primarily include securities lending reinvested collateral and cash equivalents. The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices. The fair value of the cash equivalents are based on quoted market prices.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

The fair value of the pension plan’s assets by asset category is as follows:

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2024:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$2,009	$—	$2,009	$—
Corporate securities	174,250	32,036	140,985	1,229
Residential mortgage-backed securities	605	—	605	—
Asset-backed securities	11,052	—	11,052	—
Equity securities:
Common equity	647,297	601,818	45,479	—
Mutual funds	133,849	133,849	—	—
Preferred stock	605	—	605	—
Other invested assets:
Private equity and fixed income funds	179,062	—	179,062	—
Surplus notes	4,771	—	4,771	—
Real estate	38,090	—	—	38,090
Other assets	22,938	20,288	2,650	—
Total plan assets	$1,214,528	$787,991	$387,218	$39,319
* Includes investments using net asset value (NAV) as a practical expedient.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2023:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$2,209	$—	$2,209	$—
Corporate securities	103,856	—	103,856	—
Residential mortgage-backed securities	701	—	701	—
Asset-backed securities	10,936	—	10,936	—
Equity securities:
Common equity	604,439	560,335	44,104	—
Mutual funds	116,393	116,393	—	—
Preferred stock	2,765	—	2,765	—
Other invested assets:
Private equity and fixed income funds	213,350	—	213,350	—
Surplus notes	2,711	—	2,711	—
Real estate	23,734	—	—	23,734
Other assets	56,334	54,386	1,948	—
Total plan assets	$1,137,428	$731,114	$382,580	$23,734
* Includes investments using net asset value (NAV) as a practical expedient.
For measurement purposes of the postretirement benefit obligation at December 31, 2024, a 5.275 percent annual rate of increase in the per capita cost of covered health care benefits is assumed for 2025. The rate was assumed to decrease gradually to 4.75 percent for 2032 and remain at that level thereafter.
At December 31, 2024, the assets of the Company’s pension include approximately $97.4 million invested in the Touchstone Family of Funds, which are administered by the Company, and $205.2 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. At December 31, 2023, the assets of the Company’s pension include approximately $52.7 million invested in the Touchstone Family of Funds, which are administered by the Company, $240.7 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

As of December 31, 2024, future benefit payments for the pension plan are expected as follows (in millions):

2025	$54.5
2026	55.2
2027	56.2
2028	57.1
2029	58.0
Five years thereafter	302.1

Future benefit payments for the postretirement medical plan, net of amounts contributed by plan participants, are expected as follows (in millions):

2025	$7.4
2026	7.0
2027	6.7
2028	6.4
2029	6.3
Five years thereafter	28.8
The Company did not make any contributions to the pension plan in 2024 and 2023. The Company does not expect to make contributions to the pension plan during 2025.
In 2023, the Company entered into a group annuity contract with WSLAC to transfer risk and administration costs associated with its pension benefit obligations in the amount of $54.6 million, which is included in the Settlements line in the change in projected benefits obligation table.
The Company made contributions to the postretirement medical plan of $7.2 million in 2024 and expects to contribute $62.5 million between 2025 and 2034, inclusive. The Company received no subsidies in 2024. The Company’s postretirement medical plan did not collect the Medicare Part D Subsidy for claims activity occurring after January 1, 2013.
The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company’s contributions to the plan are based on a combination of the employee’s contributions to the plan and a percentage of the employee’s earnings for the year. The total of the Company’s contributions to the defined contribution plan were $5.9 million, $5.7 million, and $5.0 million for 2024, 2023 and 2022, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2024, 2023 and 2022

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2024, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$2,975	$250
Ordinary renewal	62,826	45,668
Accident and health renewal	308	268
Assumed investment type-contracts	423	423
Total	$66,532	$46,609